UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

  BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

  BlackRock Strategic Income Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East          52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2015

Date of reporting period: 06/30/2015

Item 1 – Report to Stockholders

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

▶   BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

▶   BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1.  Access the BlackRock website at blackrock.com

2.  Select “Access Your Account”

3.  Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS II	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Investment Objective

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2015, the Fund’s Institutional Shares returned (0.08)%, while the BlackRock Shares returned (0.02)% and Investor A and Investor C Shares returned (0.22)% and (0.67)%, respectively. For the same period, the Fund’s reference benchmark, a custom blend of 50% J.P. Morgan EMBI Global Diversified Index/50% J.P. Morgan GBI-EM Global Diversified Index, returned (1.63)%.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has a flexible strategy that is managed within a total return framework. The Fund has the flexibility to invest in fixed income and derivative securities of any maturity and denominated in any currency from issuers located in emerging markets. As such, the Fund is not managed specifically to a benchmark. The blended index return listed above is for reference purposes only.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions. During the period, the Fund’s derivatives positions had a negative impact on returns.

•

During the past six months, the Fund’s short duration positioning in U.S. Treasuries made a positive contribution to performance. (Duration is a measure of interest rate sensitivity). This positioning, which was designed to manage the risk of a market reaction to the growing potential for an interest-rate increase by the U.S. Federal Reserve, aided Fund performance as yields indeed rose during the period.

•

Long positions in the sovereign bonds of Eastern European countries also helped performance. While the main contribution came from a position in Russia, the Fund’s exposure to Hungary, Romania, Slovenia and Serbia boosted returns as well. The position in Russia was based, in part, on the investment advisor’s view that oil prices would stabilize. The other positions were part of a “European convergence” theme, which reflected the investment advisor’s expectation that yields in the region’s smaller markets will move closer to those of the larger countries over time.

•

The Fund’s long position in German bunds, which was designed to benefit from a possible “flight to quality,” detracted from performance. In addition, positions in long-maturity, euro-denominated bonds in Mexico had an adverse impact on Fund returns. As the yields on German bunds surged in the April to June period, these bonds experienced negative performance. An average long position in the Japanese yen versus the U.S. dollar also detracted from Fund performance.

Describe recent portfolio activity.

•

Risk reduction was the primary focus of the Fund’s portfolio activity during the period, particularly from the end of April onward. The Fund lowered its exposure to Eastern European countries by reducing positions in Hungary and Romania and closing its position in Slovenia. The Fund also reduced, and then closed, the long position in Russian sovereign debt before moving to a short position via credit default swaps. In addition, the Fund greatly reduced its allocation to Mexican hard-currency bonds.

•	The Fund maintained a cash balance to provide increased flexibility and maintain adequate liquidity. The cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

•

The majority of the portfolio was in invested in hard-currency bonds. The Fund’s currency positioning favored the U.S. dollar over emerging market currencies, and it was generally short to emerging currencies, albeit with some selective long positions. The Fund was short in the euro and the British pound, while it maintained a long position in the Japanese yen. The Fund’s duration (a measure of its sensitivity to interest rates) stood at 4.6 years as of period end.

•

The Fund maintained a defensive positioning by seeking to manage emerging market sovereign risk through the use of derivatives. The Fund also maintained a long position in German bunds and a short position in U.S. Treasuries. Its main bond exposures continued to be in Eastern Europe (despite the reduction); in Mexico and Indonesia, which have benefited from economic reforms; and in Argentina, where bonds issued by the Province of Buenos Aires offered a favorable yield advantage.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	63%
Foreign Agency Obligations	26
Corporate Bonds	9
U.S. Treasury Obligations	2

Geographic Allocation	Percent of Long-Term Investments
Argentina	11%
Germany	10
Hungary	10
Mexico	9
Russia	6
Turkey	6
Poland	5
Colombia	5
South Africa	5
Kazakhstan	4
Venezuela	4
Indonesia	4
Serbia	3
Dominican Republic	3
Romania	3
Malaysia	3
Gabon	3
Brazil	3
United States	2
Other[1]	1

1 Includes holdings within countries that are 1% or less of long-term investments.

   Please refer to the Schedule of Investments for such countries.

4	BLACKROCK FUNDS II	JUNE 30, 2015

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.” The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”

[3]	An unmanaged index that tracks local currency bonds.

[4]	A customized weighted index comprised of the returns of 50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index.

[5]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2015

				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	3.56%	3.06%	(0.02)%	0.05%	N/A	4.07%	N/A	4.73%	N/A
Institutional	3.40	2.92	(0.08)	(0.17)	N/A	3.96	N/A	4.62	N/A
Investor A	3.03	2.56	(0.22)	(0.41)	(4.39)%	3.67	2.83%	4.33	3.76%
Investor C	2.40	1.81	(0.67)	(1.17)	(2.13)	2.90	2.90	3.55	3.55
J.P. Morgan GBI-EM Global Diversified Index	—	—	(4.88)	(15.39)	N/A	0.94	N/A	2.80	N/A
J.P. Morgan EMBI Global Diversified Index	—	—	1.67	0.51	N/A	6.76	N/A	7.05	N/A
50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index	—	—	(1.63)	(7.72)	N/A	3.89	N/A	4.98	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees. This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.” The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”

[7]	The Fund commenced operations on February 1, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
BlackRock	$1,000.00	$999.80	$4.21	$1,000.00	$1,020.58	$4.26	0.85%
Institutional	$1,000.00	$999.20	$4.96	$1,000.00	$1,019.84	$5.01	1.00%
Investor A	$1,000.00	$997.80	$6.19	$1,000.00	$1,018.60	$6.26	1.25%
Investor C	$1,000.00	$993.30	$9.88	$1,000.00	$1,014.88	$9.99	2.00%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2015	5

Fund Summary as of June 30, 2015	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2015, the Fund’s Institutional Shares returned 0.78%, while the Investor A Shares returned 0.63% and Investor C Shares returned 0.26%. For the same period, the Barclays U.S. Universal Index returned 0.30% and the BofA Merrill Lynch 3-Month Treasury Bill Index returned 0.01%.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has an unconstrained strategy (i.e., flexibility to invest across all fixed income asset classes) that is managed within a risk-controlled framework. As such, the Fund is not managed specifically to a benchmark. The index returns listed above are for reference purposes only.

•

The leading contributors to relative performance during the period were the Fund’s allocations to U.S. securitized markets, exposure to peripheral sovereign bonds and credit positioning within Europe, a long U.S. dollar bias, and allocation to U.S. high yield corporates. In addition, the Fund’s U.S. absolute return and Asia credit strategies aided performance during the period.

•	The principal detractors from performance were allocations to U.S. municipal bonds and emerging markets debt, along with the Fund’s positioning along the U.S. yield curve.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s derivatives holdings had a positive impact on performance.

Describe recent portfolio activity.

•

Toward the end of March, as economic data continued to be mixed and the bond market experienced bouts of heightened volatility, the Fund’s stance with respect to overall portfolio duration (and corresponding interest rate sensitivity) was moved to neutral, as was the Fund’s positioning along the yield curve. With the rise in global yields starting in April, the Fund’s U.S. investment grade exposure was increased as all-in yields became more attractive. Additionally, as a measure to lower risk and maintain a high degree of liquidity, exposure to U.S. high yield, securitized credit and European credit was reduced. The Fund’s long U.S. dollar exposure was trimmed as well. Lastly, toward period-end, exposure to municipals was modestly reduced on headline risk and supply pressures.

•	The Fund maintained a cash balance to provide increased flexibility and maintain adequate liquidity. The cash position did not have a material impact on performance.

Describe Fund positioning at period end.

•

The Fund has sought to balance risk in the portfolio between more liquid segments of the market and those that are less liquid where the yield compensated for the risk being taken. While this approach worked as expected, the recent rise in global fixed income yields made certain traditional U.S. fixed income sectors such as investment grade credit and agency mortgage-backed securities more attractive at period end. As a result, the Fund reduced its weighting in less liquid sectors and added back to traditional U.S. fixed income sectors. Additionally, the Fund’s positioning reflected an emphasis on reducing risk and maintaining liquidity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	50%
Corporate Bonds	12
Foreign Government Obligations	9
Asset-Backed Securities	9
Non-Agency Mortgage-Backed Securities	7
U.S. Treasury Obligations	4
Taxable Municipal Bonds	3
Floating Rate Loan Interests	2
Preferred Securities	2
Investment Companies	1
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	24%
AA/Aa	5
A	6
BBB/Baa	10
BB/Ba	6
B	5
CCC/Caa	2
CC/Ca	1
N/R	41

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar invest ments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

6	BLACKROCK FUNDS II	JUNE 30, 2015

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest in a combination of other fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors.

[3]

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[5]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2015
				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.98%	2.97%	0.78%	1.31%	N/A	4.60%	N/A	4.88%	N/A
Investor A	2.53	2.47	0.63	1.01	(3.04)%	4.32	3.47%	4.61	4.04%
Investor C	1.91	1.90	0.26	0.25	(0.73)	3.54	3.54	3.82	3.82
Barclays U.S. Universal Index	—	—	0.30	1.61	N/A	3.81	N/A	4.51	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.01	0.02	N/A	0.08	N/A	0.30	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on February 5, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[10]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Ending Account Value June 30, 2015	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,007.80	$3.88	$2.89	$1,000.00	$1,020.93	$3.91	$1,021.92	$2.91
Investor A	$1,000.00	$1,006.30	$5.47	$4.48	$1,000.00	$1,019.34	$5.51	$1,020.33	$4.51
Investor C	$1,000.00	$1,002.60	$9.19	$8.19	$1,000.00	$1,015.62	$9.25	$1,016.61	$8.25

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.78% for Institutional, 1.10% for Investor A and 1.85% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.58% for Institutional, 0.90% for Investor A and 1.65% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2015	7

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than it would in a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

About Fund Performance

•

BlackRock and Institutional Shares (BlackRock Shares available only in BlackRock Emerging Markets Flexible Dynamic Bond Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/ payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor/ administrator, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager/ Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

8	BLACKROCK FUNDS II	JUNE 30, 2015

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	9

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Brazil — 1.4%
Vale Overseas Ltd., 6.88%, 11/21/36	USD	800	$773,448
Colombia — 2.3%
Bancolombia SA, 5.13%, 9/11/22		1,300	1,297,400
Turkey — 4.9%
Akbank TAS, 5.13%, 3/31/25 (a)		1,400	1,338,568
Turkiye Garanti Bankasi AS, 5.25%, 9/13/22 (a)		1,400	1,415,680

			2,754,248
Total Corporate Bonds — 8.6%			4,825,096

Foreign Agency Obligations
Brazil — 1.0%
Petrobras Global Finance BV, 6.85%, 6/05/2115		700	574,252
Colombia — 2.4%
Ecopetrol SA, 5.38%, 6/26/26		1,400	1,386,000
Kazakhstan — 4.0%
KazMunayGas National Co. JSC, 5.75%, 4/30/43		2,692	2,246,245
Mexico — 3.7%
Petroleos Mexicanos, 2.75%, 4/21/27	EUR	2,054	2,080,952
Russia — 5.2%
ALROSA Finance SA, 7.75%, 11/03/20	USD	1,400	1,463,000
Gazprom OAO Via Gaz Capital SA, 3.85%, 2/06/20		1,600	1,473,824

			2,936,824
South Africa — 3.3%
Eskom Holdings SOC Ltd., 7.13%, 2/11/25 (a)		1,300	1,315,314
Transnet SOC Ltd., 4.00%, 7/26/22 (a)		550	528,220

			1,843,534

Foreign Agency Obligations		Par (000)	Value
Venezuela — 3.8%
Petroleos de Venezuela SA:
12.75%, 2/17/22	USD	479	$236,238
9.75%, 5/17/35		4,778	1,932,834

			2,169,072
Total Foreign Agency Obligations — 23.4%			13,236,879

Foreign Government Obligations
Angola — 1.1%
Republic of Angola, 7.00%, 8/16/19		600	598,950
Argentina — 9.4%
Province de Buenos Aires:
11.75%, 10/05/15		4,900	4,902,450
9.63%, 4/18/28		447	432,473

			5,334,923
Dominican Republic — 3.1%
Dominican Republic, 7.45%, 4/30/44 (a)		1,583	1,729,426
Gabon — 2.4%
Gabonese Republic, 6.95%, 6/16/25 (a)		1,400	1,389,500
Germany — 8.9%
Bundesrepublik Deutschland, 2.50%, 8/15/46	EUR	3,700	5,051,664
Hungary — 8.6%
Republic of Hungary:
6.75%, 11/24/17	HUF	341,360	1,351,681
5.50%, 6/24/25		349,000	1,389,334
7.63%, 3/29/41	USD	1,584	2,099,022

			4,840,037
Indonesia — 3.4%
Republic of Indonesia:
5.88%, 1/15/24		516	570,180
5.25%, 1/17/42		1,427	1,371,704

			1,941,884

Portfolio Abbreviations
ABS	Asset-Backed Security	COP	Colombian Peso	NZD	New Zealand Dollar
AGM	Assurance Guaranty	ETF	Exchange-Traded Fund	OTC	Over-the-counter
	Municipal Corp.	EUR	Euro	PIK	Payment-in-kind
AKA	Also Known As	EURIBOR	Euro Interbank Offered Rate	PLN	Polish Zloty
AMBAC	AMBAC Assurance Corp.	FKA	Formerly Known As	RB	Revenue Bonds
AUD	Australian Dollar	GBP	British Pound	REMIC	Real Estate Mortgage Investment Conduit
BRL	Brazilian Real	GO	General Obligation Bonds	RUB	Russian Ruble
BUBOR	Budapest Interbank Offered Rate	HKD	Hong Kong Dollar	SEK	Swedish Krona
		HUF	Hungarian Forint	SGD	Singapore Dollar
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	IDR	Indonesian Rupiah	SPDR	Standard & Poor’s Depositary Receipts
		INR	Indian Rupee
CAD	Canadian Dollar	JPY	Japanese Yen	TBA	To-be-announced
CDO	Collateralized Debt Obligation	KRW	South Korean Won	THB	Thai Baht
CHF	Swiss Franc	LIBOR	London Interbank Offered Rate	TRY	Turkish Lira
CLO	Collateralized Loan Obligation	MXIBTIIE	Mexico Interbank TIIE 28 Day	USD	US Dollar
CLP	Chilean Peso	MXN	Mexican Peso	WIBOR	Warsaw Interbank Offered Rate
CNH	Chinese Yuan Offshore	MYR	Malaysian Ringgit	ZAR	South African Rand
CNY	Chinese Yuan	NOK	Norwegian Krone

See Notes to Financial Statements.

10	BLACKROCK FUNDS II	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Malaysia — 3.0%
Federation of Malaysia, 3.17%, 7/15/16	MYR	6,300	$1,672,068
Mexico — 4.2%
United Mexican States:
8.00%, 12/17/15	MXN	17,170	1,116,153
4.00%, 3/15/2115	EUR	1,320	1,275,911

			2,392,064
Panama — 0.0%
Republic of Panama, 9.38%, 4/01/29	USD	1	1,480
Poland — 4.8%
Republic of Poland:
0.00%, 7/25/16 (b)	PLN	5,146	1,342,871
3.25%, 7/25/25		5,100	1,352,827

			2,695,698
Romania — 3.0%
Republic of Romania, 6.13%, 1/22/44 (a)	USD	1,520	1,705,440
Serbia — 3.1%
Republic of Serbia, 5.88%, 12/03/18		1,648	1,732,460
South Africa — 1.0%
Republic of South Africa, 5.88%, 9/16/25		500	553,922
Total Foreign Government Obligations — 56.0%			31,639,516

U.S. Treasury Obligations — 1.5%		Par (000)	Value
U.S. Treasury Notes, 0.25%, 10/31/15	USD	836	$836,492
Total Long-Term Investments (Cost — $50,656,571) — 89.5%			50,537,983

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (c)(d)		3,906,773	3,906,773
Total Short-Term Securities (Cost — $3,906,773) — 6.9%			3,906,773

Options Purchased
(Cost — $170,677) — 0.0%			7,161
Total Investments Before Options Written 96.4%			54,451,917

Options Written
(Premiums Received — $ 193,375) — (0.4)%			(214,027)
Total Investments Net of Options Written — 96.0%			54,237,890
Other Assets Less Liabilities — 4.0%			2,274,923

Net Assets — 100.0%			$56,512,813

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,436,447	1,470,326	3,906,773	$2,138

(d)	Represents the current yield as of report date.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
(23)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2015	USD	3,543,438	$(1,917)

•	As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	13,300,000	USD	4,253,278	JPMorgan Chase Bank N.A.	7/27/15	$(18,478)
HUF	437,942,080	USD	1,576,238	Citibank N.A.	7/27/15	(29,394)
HUF	781,000,000	USD	2,823,572	Société Générale	7/27/15	(65,021)
JPY	146,620,761	USD	1,200,922	Deutsche Bank AG	7/27/15	(2,483)
JPY	263,768,270	USD	2,152,332	Deutsche Bank AG	7/27/15	3,639
JPY	348,415,530	USD	2,844,682	HSBC Bank PLC	7/27/15	3,173
MXN	30,084,099	USD	1,943,719	Goldman Sachs International	7/27/15	(33,572)
MXN	22,001,712	USD	1,413,622	JPMorgan Chase Bank N.A.	7/27/15	(16,655)
PLN	10,490,000	USD	2,858,856	Barclays Bank PLC	7/27/15	(71,074)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	11

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	5,384,035	USD	1,444,409	BNP Paribas S.A.	7/27/15	$(13,569)
PLN	6,441,762	USD	1,723,569	BNP Paribas S.A.	7/27/15	(11,631)
PLN	4,400,000	USD	1,196,462	Citibank N.A.	7/27/15	(27,135)
PLN	6,143,332	USD	1,678,029	Royal Bank of Scotland PLC	7/27/15	(45,401)
PLN	10,297,441	USD	2,755,961	Société Générale	7/27/15	(19,353)
TRY	423,846	USD	155,972	Barclays Bank PLC	7/27/15	826
TRY	3,476,154	USD	1,279,230	Deutsche Bank AG	7/27/15	6,747
USD	1,414,418	BRL	4,481,584	Deutsche Bank AG	7/27/15	(12,546)
USD	1,421,527	BRL	4,483,496	Deutsche Bank AG	7/27/15	(6,045)
USD	2,832,161	BRL	8,816,516	JPMorgan Chase Bank N.A.	7/27/15	24,929
USD	2,840,750	EUR	2,500,000	Barclays Bank PLC	7/27/15	52,588
USD	1,491,155	EUR	1,330,453	BNP Paribas S.A.	7/27/15	7,347
USD	2,835,904	EUR	2,538,637	Citibank N.A.	7/27/15	4,651
USD	4,540,049	EUR	4,002,300	Deutsche Bank AG	7/27/15	76,424
USD	2,261,441	EUR	2,033,771	Goldman Sachs International	7/27/15	(6,753)
USD	1,443,338	GBP	910,490	Citibank N.A.	7/27/15	13,012
USD	4,463,827	HUF	1,226,949,690	Goldman Sachs International	7/27/15	130,148
USD	2,833,813	JPY	351,083,697	Deutsche Bank AG	7/27/15	(35,851)
USD	4,419,572	JPY	543,850,000	Standard Chartered Bank	7/27/15	(25,712)
USD	4,421,778	JPY	543,852,190	State Street Bank and Trust Co.	7/27/15	(23,523)
USD	2,955,717	KRW	3,252,766,980	Barclays Bank PLC	7/27/15	41,496
USD	1,957,116	MXN	30,047,600	Bank of America N.A.	7/27/15	49,287
USD	1,121,389	MXN	17,598,970	Citibank N.A.	7/27/15	3,968
USD	1,139,703	MYR	4,262,260	Morgan Stanley & Co. International PLC	7/27/15	12,609
USD	10,276,594	PLN	37,858,870	Royal Bank of Scotland PLC	7/27/15	215,368
USD	2,989,748	THB	100,787,410	Goldman Sachs International	7/27/15	8,629
USD	1,220,353	TRY	3,309,061	Barclays Bank PLC	7/27/15	(3,809)
USD	1,451,460	TRY	3,900,000	Deutsche Bank AG	7/27/15	8,684
USD	189,851	TRY	514,755	JPMorgan Chase Bank N.A.	7/27/15	(578)
USD	2,329,240	ZAR	28,466,110	Citibank N.A.	7/27/15	971
USD	201,550	ZAR	2,480,412	Deutsche Bank AG	7/27/15	(1,325)
USD	1,328,566	ZAR	16,195,185	Deutsche Bank AG	7/27/15	3,947
USD	1,418,286	ZAR	17,265,504	Deutsche Bank AG	7/27/15	6,125
USD	99,449	ZAR	1,211,943	UBS AG	7/27/15	323
USD	1,228,940	ZAR	15,124,375	UBS AG	7/27/15	(8,097)
ZAR	28,522,179	USD	2,334,351	Deutsche Bank AG	7/27/15	(1,496)
Total						$195,390

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

•	As of June 30, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Value
USD Currency	Bank of America N.A.	Put	JPY	116.00	8/04/15	USD	11,900	$7,159

•	As of June 30, 2015, OTC barrier options purchased were as follows:

Description	Counterparty	Barrier Price		Expiration Date	Notional Amount (000)		Value
USD Currency	HSBC Bank PLC	JPY	120.00	7/02/15	USD	23,500	$2

•	As of June 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Value
USD Currency	Bank of America N.A.	Call	JPY	121.00	8/04/15	USD	11,900	$(214,027)

•	As of June 30, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.85%[1]	3-month LIBOR	Chicago Mercantile	6/11/20	USD	24,100	$(135,666)

[1]	Fund pays the fixed rate and receives the floating rate.

•	As of June 30, 2015, OTC credit default swaps – buy protection outstanding were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	BNP Paribas S.A.	6/20/16	USD	3,000	$(14,083)	$(14,565)	$482
Russian Federation	1.00%	Citibank N.A.	6/20/20	USD	3,590	365,739	390,795	(25,056)
CDX.EM Series 23 Version 1	1.00%	Goldman Sachs Bank USA	6/20/20	USD	14,000	1,316,941	1,227,613	89,328
CDX.EM Series 23 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	5,993	562,893	555,166	7,727
CDX.EM Series 23 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	4,411	414,299	408,612	5,687
CDX.EM Series 23 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	2,996	281,447	278,482	2,965
Federative Republic of Brazil	1.00%	Citibank N.A.	9/20/20	USD	1,500	115,908	114,355	1,553
Republic of South Africa	1.00%	Citibank N.A.	9/20/20	USD	1,500	78,721	76,993	1,728
Republic of Turkey	1.00%	Citibank N.A.	9/20/20	USD	1,500	88,105	85,873	2,232
Republic of Colombia	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	1,500	51,925	50,087	1,838
Total						$3,261,895	$3,173,411	$88,484

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	13

Schedule of Investments (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	—	$4,825,096	—	$4,825,096
Foreign Agency Obligations	—	13,236,879	—	13,236,879
Foreign Government Obligations	—	31,639,516	—	31,639,516
U.S. Treasury Obligations	—	836,492	—	836,492
Short-Term Securities	$3,906,773	—	—	3,906,773
Options Purchased:
Foreign Currency Exchange Contracts	—	7,161	—	7,161

Total	$3,906,773	$50,545,144	—	$54,451,917

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$113,540	—	$113,540
Foreign currency exchange contracts	—	674,891	—	674,891
Liabilities:
Credit contracts	—	(25,056)	—	(25,056)
Foreign currency exchange contracts	—	(693,528)	—	(693,528)
Interest rate contracts	$(1,917)	(135,666)	—	(137,583)

Total	$(1,917)	$(65,819)	—	$(67,736)

[1]     Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$205,625	—	—	$205,625
Cash pledged for financial futures contracts	166,570	—	—	166,570
Cash pledged for centrally cleared swaps	347,820	—	—	347,820
Liabilities:
Cash received as collateral for OTC derivatives	—	$(4,170,000)	—	(4,170,000)

Total	$720,015	$(4,170,000)	—	$(3,449,985)

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands — 4.3%
ACAS CLO Ltd.:
Series 2013-1A, Class C, 3.03%, 4/20/25 (a)(b)	USD	2,000	$1,975,000
Series 2014-1A, Class C, 3.18%, 7/18/26 (a)(b)		4,000	3,961,855
Series 2014-2A, Class C, 3.47%, 1/15/27 (a)(b)		1,660	1,662,486
Series 2015-1A, Class A1, 1.74%, 4/18/27 (a)(b)		1,750	1,748,255
Series 2015-1A, Class D, 3.90%, 4/18/27 (a)(b)		1,750	1,669,937
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.93%, 4/15/24 (a)(b)		1,000	988,872
ALM Loan Funding, Series 2012-7A, Class C, 4.78%, 10/19/24 (a)(b)		10,945	10,945,185
ALM V Ltd., Series 2012-5A, Class D, 5.78%, 2/13/23 (a)(b)		1,205	1,204,928
ALM VI Ltd.:
Series 2012-6A, Class A2R, 2.23%, 7/15/26 (a)(b)		1,190	1,190,000
Series 2012-6A, Class CR, 4.03%, 7/15/26 (a)(b)		6,115	6,071,859
Series 2012-6A, Class DR, 5.93%, 7/15/26 (a)(b)		3,225	3,128,698
ALM VII Ltd.:
Series 2012-7A, Class A1, 1.70%, 10/19/24 (a)(b)		10,750	10,722,279
Series 2012-7A, Class D, 5.28%, 10/19/24 (a)(b)		4,720	4,578,372
ALM VII R Ltd.:
Series 2013-7RA, Class A2, 2.13%, 4/24/24 (a)(b)		6,619	6,618,982
Series 2013-7RA, Class D, 5.28%, 4/24/24 (a)(b)		6,130	5,992,892
ALM VII R-2 Ltd.:
Series 2013-7R2A, Class A2, 2.13%, 4/24/24 (a)(b)		9,363	9,327,782
Series 2013-7R2A, Class C, 3.73%, 4/24/24 (a)(b)		625	619,583
ALM VIII Ltd.:
Series 2013-8A, Class B, 3.03%, 1/20/26 (a)(b)		3,995	3,972,392
Series 2013-8A, Class C, 3.48%, 1/20/26 (a)(b)		6,775	6,520,097
ALM XI Ltd., Series 2014-11A, Class A2A, 2.27%, 10/17/26 (a)(b)		9,440	9,394,699
ALM XII Ltd.:
Series 2015-12A, Class B, 3.53%, 4/16/27 (a)(b)		2,067	2,070,101
Series 2015-12A, Class C1, 4.03%, 4/16/27 (a)(b)		1,240	1,210,550
ALM XIV Ltd.:
Series 2014-14A, Class A1, 1.71%, 7/28/26 (a)(b)		1,825	1,815,524
Series 2014-14A, Class A2, 2.38%, 7/28/26 (a)(b)		8,253	8,259,921
Series 2014-14A, Class B, 3.23%, 7/28/26 (a)(b)		3,600	3,601,458
Series 2014-14A, Class C, 3.73%, 7/28/26 (a)(b)		7,890	7,576,837
Series 2014-14A, Class D, 5.13%, 7/28/26 (a)(b)		3,630	3,323,104
AMAC CDO Funding I, Series 2006-1A, Class C, 0.77%, 11/23/50 (a)(b)		6,111	5,539,988
AMMC CDO:
Series 2015-16A, Class C, 3.37%, 4/14/27 (a)(b)		3,040	3,025,479

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2015-16A, Class D, 4.02%, 4/14/27 (a)(b)	USD	1,220	$1,186,460
AMMC CLO 15 Ltd.:
Series 2014-15A, Class C1, 3.74%, 12/09/26 (a)(b)		1,870	1,874,675
Series 2014-15A, Class D, 4.48%, 12/09/26 (a)(b)		2,620	2,606,900
AMMC CLO IX Ltd., Series 2011-9A, Class D, 4.78%, 1/15/22 (a)(b)		4,120	4,119,990
Anchorage Capital CLO 3 Ltd., Series 2014-3A, Class B, 3.28%, 4/28/26 (a)(b)		2,375	2,354,440
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class A1, 1.82%, 4/15/27 (a)(b)		8,910	8,914,455
Series 2015-6A, Class B, 2.33%, 4/15/27 (a)(b)		3,070	3,041,449
Series 2015-6A, Class D, 3.68%, 4/15/27 (a)(b)		2,660	2,521,148
Series 2015-6A, Class E1, 5.18%, 4/15/27 (a)(b)		2,250	2,022,975
Anchorage Capital CLO Ltd., Series 2014-3A, Class C, 3.78%, 4/28/26 (a)(b)		3,201	3,043,371
Apidos CDO:
Series 2012-9AR, Class CR, 3.18%, 7/15/23 (a)(b)		12,295	12,295,000
Series 2012-9AR, Class DR, 4.18%, 7/15/23 (a)(b)		5,265	5,265,000
Apidos CLO IX, Series 2012-9AR, Class ER, 6.38%, 7/15/23 (a)(b)		1,000	1,000,000
Apidos CLO XIX:
Series 2014-19A, Class D, 4.02%, 10/17/26 (a)(b)		500	492,435
Series 2014-19A, Class E, 5.72%, 10/17/26 (a)(b)		2,700	2,558,137
Apidos CLO XVI:
Series 2013-16A, Class C, 3.53%, 1/19/25 (a)(b)		3,775	3,611,578
Series 2013-16A, Class D, 4.78%, 1/19/25 (a)(b)		1,810	1,650,611
Apidos CLO XVII:
Series 2014-17A, Class A1A, 1.77%, 4/17/26 (a)(b)		4,755	4,751,075
Series 2014-17A, Class B, 3.12%, 4/17/26 (a)(b)		9,020	9,019,914
Apidos CLO XVIII:
Series 2014-18A, Class C, 3.93%, 7/22/26 (a)(b)		3,950	3,841,204
Series 2014-18A, Class D, 5.48%, 7/22/26 (a)(b)		2,125	1,991,032
Apidos CLO XX, Series 2015-20A, Class B, 3.42%, 1/16/27 (a)(b)		1,000	1,003,000
Apidos CLO XXI, Series 2015-21A, Class C, 3.83%, 7/18/27 (a)(b)		500	490,650
ARES CLO Ltd.:
Series 2012-2A, Class CR, 2.97%, 10/12/23 (a)(b)		1,750	1,750,000
Series 2012-2A, Class DR, 3.97%, 10/12/23 (a)(b)		750	750,000
Series 2014-32A, Class A2, 2.57%, 11/15/25 (a)(b)		2,000	2,000,766
ARES XXIII CLO Ltd.:
Series 2012-1A, Class E, 5.88%, 4/19/23 (a)(b)		8,475	8,474,396
Series 2012-1AR, Class CR, 3.48%, 4/19/23 (a)(b)		2,500	2,500,162
Series 2012-1AR, Class DR, 4.43%, 4/19/23 (a)(b)		4,000	4,000,000

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	15

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
ARES XXV CLO Ltd.:
Series 2012-3A, Class D, 4.92%, 1/17/24 (a)(b)	USD	1,603	$1,582,820
Series 2012-3X, Class C, 3.42%, 1/17/24 (b)		2,925	2,924,968
Series 2012-3X, Class D, 4.92%, 1/17/24 (b)		2,500	2,502,750
ARES XXXII CLO Ltd.:
Series 2014-32A, Class B, 3.52%, 11/15/25 (a)(b)		1,245	1,245,796
Series 2014-32A, Class C, 4.47%, 11/15/25 (a)(b)		2,485	2,484,888
ARES XXXIII CLO Ltd.:
Series 2015-1A, Class C, 4.56%, 12/05/26 (a)(b)		3,625	3,623,864
Series 2015-1A, Class D, 6.49%, 12/05/26 (a)(b)		750	739,262
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 2.97%, 2/17/26 (a)(b)		2,400	2,362,152
Atlas Senior Loan Fund Ltd., Series 2012-1A, Class B2L, 6.52%, 8/15/24 (a)(b)		1,625	1,633,612
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class C, 3.28%, 7/16/26 (a)(b)		1,125	1,125,000
Series 2014-1A, Class D, 3.73%, 7/16/26 (a)(b)		2,145	2,048,031
Atrium CDO Corp., Series 8A, Class D, 4.78%, 10/23/22 (a)(b)		11,135	11,135,250
Atrium IX, Series 9A, Class D, 3.79%, 2/28/24 (a)(b)		1,750	1,716,290
Atrium VII, Series 7AR, Class FR, 5.78%, 11/16/22 (a)(b)		8,210	8,209,494
Atrium X, Series 10A, Class A, 1.40%, 7/16/25 (a)(b)		3,856	3,818,892
Avalon IV Capital Ltd., Series 2012-1AR, Class CR, 3.12%, 4/17/23 (a)(b)		3,845	3,852,114
Babson CLO Ltd.:
Series 2014-3A, Class C1, 3.28%, 1/15/26 (a)(b)		5,885	5,902,655
Series 2014-3A, Class D1, 3.78%, 1/15/26 (a)(b)		2,985	2,880,525
Battalion CLO VII Ltd.:
Series 2014-7A, Class A2, 2.82%, 10/17/26 (a)(b)		4,540	4,545,740
Series 2014-7A, Class B, 3.87%, 10/17/26 (a)(b)		3,070	3,075,776
Series 2014-7A, Class C, 4.17%, 10/17/26 (a)(b)		6,030	5,880,953
Series 2014-7A, Class D, 5.57%, 10/17/26 (a)(b)		750	702,068
Battalion CLO VIII Ltd.:
Series 2015-8A, Class C, 4.19%, 4/18/27 (a)(b)		750	745,065
Series 2015-8A, Class D, 5.74%, 4/18/27 (a)(b)		3,060	2,885,458
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.48%, 7/15/24 (a)(b)		3,210	3,181,913
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class C, 3.53%, 1/20/26 (a)(b)		2,530	2,411,682
Benefit Street Partners CLO IV Ltd.:
Series 2014-IVA, Class A1A, 1.77%, 7/20/26 (a)(b)		12,205	12,174,487
Series 2014-IVA, Class B, 3.08%, 7/20/26 (a)(b)		3,490	3,481,275
Series 2014-IVA, Class C, 3.78%, 7/20/26 (a)(b)		2,750	2,632,229

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Benefit Street Partners CLO Ltd., Series 2012-IA, Class C, 4.78%, 10/15/23 (a)(b)	USD	2,880	$2,892,631
Benefit Street Partners CLO V Ltd.:
Series 2014-VA, Class C, 3.38%, 10/20/26 (a)(b)		3,235	3,222,869
Series 2014-VA, Class D, 3.83%, 10/20/26 (a)(b)		3,820	3,663,462
Series 2014-VA, Class E, 5.43%, 10/20/26 (a)(b)		2,490	2,307,228
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class A2, 2.40%, 4/18/27 (a)(b)		4,480	4,491,200
Series 2015-VIA, Class B, 3.20%, 4/18/27 (a)(b)		4,270	4,270,000
Series 2015-VIA, Class C, 3.85%, 4/18/27 (a)(b)		2,640	2,587,200
Series 2015-VIA, Class D, 5.70%, 4/18/27 (a)(b)		2,000	1,945,000
Betony CLO Ltd.:
Series 2015-1A, Class C, 3.42%, 3/06/27 (a)(b)		1,225	1,228,675
Series 2015-1A, Class D, 3.87%, 3/06/27 (a)(b)		2,040	1,981,350
BlueMountain CLO Ltd.:
Series 2011-1A, Class E, 6.03%, 8/16/22 (a)(b)		1,575	1,583,005
Series 2013-1A, Class B, 2.92%, 5/15/25 (a)(b)		1,240	1,226,974
Series 2014-1A, Class C, 3.03%, 4/30/26 (a)(b)		2,068	2,043,911
Series 2014-4A, Class E, 5.58%, 11/30/26 (a)(b)		2,345	2,198,804
Series 2015-1A, Class B, 3.42%, 4/13/27 (a)(b)		1,000	1,003,449
Series 2015-1A, Class D, 5.72%, 4/13/27 (a)(b)		2,441	2,309,131
Series 2015-2A, Class E, 5.63%, 7/18/27 (a)(b)		750	715,875
Bowman Park CLO Ltd., Series 2014-1A, Class D2, 4.21%, 11/23/25 (a)(b)		4,945	4,933,272
Canyon Capital CLO Ltd.:
Series 2015-1A, Class B, 2.47%, 4/15/27 (a)(b)		2,250	2,221,611
Series 2015-1A, Class C, 3.42%, 4/15/27 (a)(b)		1,420	1,415,063
Carlyle Global Market Strategies CLO Ltd.:
Series 2011-1A, Class E, 5.71%, 8/10/21 (a)(b)		2,750	2,749,851
Series 2012-1A, Class DR, 4.02%, 4/20/22 (a)(b)		2,230	2,241,150
Series 2012-2AR, Class ER, 6.38%, 7/20/23 (a)(b)		8,750	8,750,191
Series 2012-3A, Class C, 4.78%, 10/04/24 (a)(b)		9,300	9,304,987
Series 2012-4A, Class D, 4.78%, 1/20/25 (a)(b)		3,753	3,756,972
Series 2012-4A, Class E, 5.78%, 1/20/25 (a)(b)		3,400	3,346,250
Series 2013-1A, Class D, 5.78%, 2/14/25 (a)(b)		500	485,654
Series 2014-1, Class C, 3.27%, 12/31/49 (a)(b)		8,300	8,307,070
Series 2014-2A, Class B2, 2.32%, 5/15/25 (a)(b)		9,895	9,899,070

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-3A, Class A2, 2.38%, 7/27/26 (a)(b)	USD	3,500	$3,503,665
Series 2014-5A, Class C, 4.43%, 10/16/25 (a)(b)		3,035	3,036,863
Series 2015-1A, Class C, 3.41%, 4/20/27 (a)(b)		2,265	2,268,954
Series 2015-1A, Class D, 4.01%, 4/20/27 (a)(b)		2,475	2,437,875
Series 2015-1A, Class E1, 5.56%, 4/20/27 (a)(b)		2,265	2,151,750
Series 2015-2A, Class C, 4.02%, 4/27/27 (a)(b)		750	749,760
Series 2015-2A, Class D, 5.57%, 4/27/27 (a)(b)		1,220	1,160,732
Cedar Funding III CLO Ltd.:
Series 2014-3A, Class C, 2.96%, 5/20/26 (a)(b)		3,515	3,435,913
Series 2014-3A, Class D, 3.71%, 5/20/26 (a)(b)		2,945	2,782,788
Cent CLO 22 Ltd., Series 2014-22A, Class C, 4.03%, 11/07/26 (a)(b)		4,665	4,626,747
CIFC Funding Ltd.:
Series 2012-1AR, Class B1R, 4.43%, 8/14/24 (a)(b)		3,500	3,500,428
Series 2012-3A, Class A2L, 2.53%, 1/29/25 (a)(b)		4,480	4,480,526
Series 2014-1A, Class D, 3.53%, 4/18/25 (a)(b)		2,150	2,028,249
Series 2014-2A, Class A1L, 1.76%, 5/24/26 (a)(b)		10,360	10,311,864
Series 2014-2A, Class A3L, 3.13%, 5/24/26 (a)(b)		2,505	2,475,185
Series 2014-2A, Class B1L, 3.78%, 5/24/26 (a)(b)		7,755	7,429,440
Series 2014-3A, Class C1, 3.08%, 7/22/26 (a)(b)		1,107	1,089,090
Series 2014-3A, Class D, 3.68%, 7/22/26 (a)(b)		2,163	2,057,026
Series 2014-4A, Class D, 3.67%, 10/17/26 (a)(b)		3,755	3,566,742
Series 2014-5A, Class A1, 1.82%, 1/17/27 (a)(b)		22,630	22,661,429
Series 2014-5A, Class C, 3.59%, 1/17/27 (a)(b)		3,440	3,441,596
Series 2014-5A, Class D2, 4.74%, 1/17/27 (a)(b)		4,950	4,954,719
Series 2015-1A, Class A1, 1.79%, 1/22/27 (a)(b)		6,660	6,660,926
Series 2015-1A, Class B, 2.47%, 1/22/27 (a)(b)		1,630	1,631,488
Series 2015-1A, Class C, 3.27%, 1/22/27 (a)(b)		2,850	2,839,527
Series 2015-1A, Class D, 4.27%, 1/22/27 (a)(b)		1,470	1,449,936
Series 2015-2A, Class A, 1.67%, 4/15/27 (a)(b)		4,030	4,023,874
Series 2015-2A, Class D, 3.87%, 4/15/27 (a)(b)		2,220	2,153,533
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.50%, 10/20/43 (a)(b)		2,127	2,123,064
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.08%, 10/15/26 (a)(b)		3,000	2,999,978
Dryden 36 Senior Loan Fund:
Series 2014-36A, Class D, 4.02%, 11/09/25 (a)(b)		2,870	2,818,192
Series 2014-36A, Class E, 5.47%, 11/09/25 (a)(b)		1,245	1,173,449
Dryden Senior Loan Fund:
Series 2014-36A, Class B, 2.62%, 11/09/25 (a)(b)		3,500	3,508,750

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-36A, Class C, 3.32%, 11/09/25 (a)(b)	USD	750	$752,827
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.37%, 8/15/25 (a)(b)		14,365	14,216,865
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class C, 3.13%, 4/18/26 (a)(b)		3,025	3,017,887
ECP CLO Ltd., Series 2012-4A, Class A1, 1.62%, 6/19/24 (a)(b)		4,540	4,527,072
Flatiron CLO Ltd.:
Series 2012-1A, Class C, 4.78%, 10/25/24 (a)(b)		10,200	10,202,392
Series 2013-1A, Class A1, 1.67%, 1/17/26 (a)(b)		8,190	8,164,862
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class A2R, 2.78%, 4/20/23 (a)(b)		7,250	7,250,000
Series 2012-7A, Class BR, 3.28%, 4/20/23 (a)(b)		5,270	5,270,000
Series 2012-7A, Class CR, 4.28%, 4/20/23 (a)(b)		2,500	2,500,000
Series 2012-7A, Class D, 5.78%, 4/20/23 (a)(b)		5,000	4,957,649
Series 2012-7A, Class DR, 5.78%, 4/20/23 (a)(b)		5,000	5,000,000
Series 2012-7A, Class ER, 3.53%, 4/20/23 (a)(b)		2,925	2,732,337
Series 2012-7A, Class SUBR, 0.00%, 4/20/23 (a)		4,075	2,991,068
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.88%, 4/15/25 (a)(b)		3,000	2,968,254
Galaxy XVIII CLO Ltd., Series 2014-18A, Class C1, 3.28%, 10/15/26 (a)(b)		5,500	5,510,422
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 3.78%, 10/29/26 (a)(b)		3,297	3,184,035
GoldenTree Loan Opportunities VI Ltd.:
Series 2012-6A, Class D, 4.47%, 4/17/22 (a)(b)		1,000	1,000,817
Series 2012-6A, Class E, 5.77%, 4/17/22 (a)(b)		7,000	6,999,822
GoldenTree Loan Opportunities XI Ltd.:
Series 2015-11A, Class D, 4.01%, 4/18/27 (a)(b)		2,500	2,500,000
Series 2015-11A, Class E, 5.86%, 4/18/27 (a)(b)		3,250	3,142,750
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 5.77%, 7/17/23 (a)(b)		8,630	8,629,780
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.55%, 10/28/24 (a)(b)		11,535	11,479,807
Highbridge Loan Management Ltd., Series 2014-4A, Class B, 3.28%, 7/28/25 (a)(b)		4,890	4,831,631
ING Investment Management CLO Ltd.:
Series 2012-1RA, Class BR, 3.04%, 3/14/22 (a)(b)		6,000	6,011,464
Series 2012-1RA, Class DR, 5.49%, 3/14/22 (a)(b)		3,000	2,984,868
Series 2013-3A, Class B, 2.98%, 1/18/26 (a)(b)		6,540	6,502,537
Keuka Park CLO Ltd., Series 2013-1A, Class D, 3.48%, 10/21/24 (a)(b)		2,245	2,160,501
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.43%, 7/15/25 (a)(b)		7,785	7,687,687
LCM X LP:
Series 10AR, Class CR, 3.12%, 4/15/22 (a)(b)		1,855	1,858,661

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	17

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 10AR, Class DR, 4.02%, 4/15/22 (a)(b)	USD	1,500	$1,503,162
Series 10AR, Class ER, 5.77%, 4/15/22 (a)(b)		5,060	5,027,367
LCM XV LP, Series 15A, Class C, 3.38%, 8/25/24 (a)(b)		1,795	1,796,114
LCM XVI LP, Series 16A, Class A, 1.78%, 7/15/26 (a)(b)		3,330	3,327,146
LCM XVIII LP:
Series 18A, Class C1, 3.45%, 4/20/27 (a)(b)		3,670	3,653,039
Series 18A, Class D, 4.10%, 4/20/27 (a)(b)		2,670	2,670,000
Series 18A, Class E, 5.65%, 4/20/27 (a)(b)		2,430	2,357,100
Series 18A, Class INC, 1.78%, 4/20/27 (a)(b)		4,335	3,901,500
Limerock CLO III LLC, Series 2014-3A, Class C, 3.83%, 10/20/26 (a)(b)		10,740	10,345,176
Madison Park Funding IX Ltd.:
Series 2012-9AR, Class AR, 1.57%, 8/15/22 (a)(b)		10,499	10,493,244
Series 2012-9AR, Class B2R, 2.31%, 8/15/22 (a)		4,400	4,405,540
Series 2012-9AR, Class C2R, 3.18%, 8/15/22 (a)		6,890	6,862,746
Series 2012-9AR, Class DR, 4.13%, 8/15/22 (a)(b)		4,250	4,238,952
Madison Park Funding VIII Ltd.:
Series 2012-8AR, Class CR, 3.08%, 4/22/22 (a)(b)		3,553	3,553,115
Series 2012-8AR, Class DR, 4.13%, 4/22/22 (a)(b)		2,454	2,463,714
Madison Park Funding X Ltd., Series 2012-10A, Class D, 4.53%, 1/20/25 (a)(b)		4,715	4,715,089
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.78%, 10/23/25 (a)(b)		1,000	979,886
Madison Park Funding XIII Ltd., Series 2014-13A, Class C, 2.94%, 1/19/25 (a)(b)		2,066	2,060,055
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 3.88%, 7/25/26 (a)(b)		4,925	4,791,254
Madison Park Funding XV Ltd.:
Series 2014-15A, Class B1, 3.46%, 1/27/26 (a)(b)		1,170	1,177,985
Series 2014-15A, Class D, 5.66%, 1/27/26 (a)(b)		750	722,391
Madison Park Funding XVI Ltd.:
Series 2015-16A, Class A2A, 2.50%, 4/20/26 (a)(b)		1,850	1,853,700
Series 2015-16A, Class B, 3.30%, 4/20/26 (a)(b)		1,000	1,002,700
Series 2015-16A, Class C, 4.00%, 4/20/26 (a)(b)		1,200	1,200,720
Marea CLO Ltd.:
Series 2012-1A, Class B, 2.63%, 10/16/23 (a)(b)		2,143	2,143,041
Series 2012-1A, Class C, 3.73%, 10/16/23 (a)(b)		1,964	1,969,019
Series 2012-1A, Class D, 4.83%, 10/16/23 (a)(b)		2,500	2,493,456
Series 2012-1X, Class D, 4.83%, 10/16/23 (b)		1,500	1,496,074
Marine Park CLO Ltd.:
Series 2012-1A, Class D, 6.03%, 5/18/23 (a)(b)		1,000	1,002,542
Series 2015-1A, Class DR, 5.73%, 10/12/23 (a)(b)		1,000	1,000,000

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, 1.44%, 7/22/24 (a)(b)	USD	10,005	$9,904,950
Muir Woods CLO Ltd., Series 2012-1A, Class C, 4.04%, 9/14/23 (a)(b)		4,700	4,722,931
Neuberger Berman CLO XII Ltd., Series 2012-12AR, Class ER, 6.53%, 7/25/23 (a)(b)		750	755,557
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class D, 3.63%, 4/15/26 (a)(b)		750	709,437
Neuberger Berman CLO XVIII Ltd.:
Series 2014-18A, Class B, 3.43%, 11/14/25 (a)(b)		2,490	2,508,874
Series 2014-18A, Class C, 4.03%, 11/14/25 (a)(b)		750	721,322
Series 2014-18A, Class D, 5.53%, 11/14/25 (a)(b)		750	696,564
Oaktree EIF II Ltd.:
Series 2014-A2, Class B, 2.57%, 11/15/25 (a)(b)		7,935	7,934,821
Series 2014-A2, Class C, 3.47%, 11/15/25 (a)(b)		6,860	6,859,783
Series 2015-B1A, Class B, 2.66%, 2/15/26 (a)(b)		1,950	1,950,013
Series 2015-B1A, Class C, 3.46%, 2/15/26 (a)(b)		2,850	2,832,573
OCP CLO Ltd.:
Series 2015-8A, Class A1, 1.80%, 4/17/27 (a)(b)		1,930	1,929,669
Series 2015-8A, Class A2A, 2.37%, 4/17/27 (a)(b)		2,490	2,481,794
Octagon Investment Partners XII Ltd.:
Series 2012-1AR, Class DR, 4.08%, 5/05/23 (a)(b)		5,965	5,989,990
Series 2012-1AR, Class ER, 5.78%, 5/05/23 (a)(b)		7,770	7,735,988
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.28%, 1/15/24 (a)(b)		1,000	1,000,265
Octagon Investment Partners XIX Ltd.:
Series 2014-1A, Class A, 1.80%, 4/15/26 (a)(b)		14,085	14,079,091
Series 2014-1A, Class F, 5.78%, 4/15/26 (a)(b)		3,950	3,334,789
Series 2014-1A, Class SUB, 0.00%, 4/15/26 (a)		5,600	4,364,963
Octagon Investment Partners XV Ltd., Series 2013-1A, Class E, 5.03%, 1/19/25 (a)(b)		1,250	1,153,572
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.39%, 7/17/25 (a)(b)		8,330	8,245,034
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1, 1.61%, 10/25/25 (a)(b)		8,425	8,369,395
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class C, 3.98%, 12/16/24 (a)(b)		1,250	1,228,201
Octagon Investment Partners XX Ltd., Series 2014-1A, Class D, 3.93%, 8/12/26 (a)(b)		1,740	1,681,969
Octagon Investment Partners XXI Ltd.:
Series 2014-1A, Class C, 3.93%, 11/14/26 (a)(b)		5,925	5,720,787
Series 2014-1A, Class D, 6.88%, 10/25/26 (a)(b)		4,000	4,028,160
Octagon Investment Partners XXII Ltd.:
Series 2014-1A, Class B2, 2.58%, 1/15/27 (a)(b)		6,165	6,166,832

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-1A, Class C1, 3.53%, 1/15/27 (a)(b)	USD	2,445	$2,448,025
Series 2014-1A, Class D1, 4.18%, 1/15/27 (a)(b)		2,040	2,000,492
Series 2014-1A, Class E1, 5.53%, 1/15/27 (a)(b)		1,245	1,163,247
OHA Credit Partners VI Ltd., Series 2012-6A, Class D, 4.77%, 5/15/23 (a)(b)		5,510	5,523,628
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 1.70%, 11/20/23 (a)(b)		7,500	7,493,383
OHA Intrepid Leveraged Loan Fund Ltd., Series 2011-1AR, Class DR, 3.33%, 4/20/21 (a)(b)		2,920	2,921,243
OHA Loan Funding Ltd.:
Series 2013-1A, Class E, 5.43%, 7/23/25 (a)(b)		2,364	2,236,147
Series 2013-2A, Class A, 1.55%, 8/23/24 (a)(b)		10,470	10,421,857
OZLM Funding III Ltd., Series 2013-3A, Class D, 5.28%, 1/22/25 (a)(b)		1,350	1,271,986
OZLM Funding Ltd.:
Series 2012-1A, Class B, 4.03%, 7/22/23 (a)(b)		1,750	1,750,516
Series 2012-2A, Class B, 3.50%, 10/30/23 (a)(b)		1,855	1,855,027
Series 2012-2X, Class B, 3.50%, 10/30/23 (b)		5,050	5,050,000
OZLM VII Ltd.:
Series 2014-7A, Class A2A, 2.32%, 7/17/26 (a)(b)		1,400	1,379,000
Series 2014-7A, Class C, 3.87%, 7/17/26 (a)(b)		3,256	3,133,554
Series 2014-7A, Class D, 5.27%, 7/17/26 (a)(b)		3,834	3,495,849
OZLM VIII Ltd.:
Series 2014-8A, Class A2A, 2.43%, 10/17/26 (a)(b)		15,005	15,024,052
Series 2014-8A, Class B, 3.27%, 10/17/26 (a)(b)		1,545	1,540,971
Series 2014-8A, Class C, 3.77%, 10/17/26 (a)(b)		4,985	4,767,412
OZLM XI Ltd.:
Series 2015-11A, Class B, 3.27%, 1/30/27 (a)(b)		2,219	2,220,627
Series 2015-11A, Class C1, 4.32%, 1/30/27 (a)(b)		3,876	3,869,411
Series 2015-11A, Class D, 5.67%, 1/30/27 (a)(b)		2,051	1,968,345
OZLM XII Ltd.:
Series 2015-12A, Class A1, 6.94%, 4/30/27 (a)(b)		2,560	2,552,370
Series 2015-12A, Class A2, 2.28%, 4/30/27 (a)(b)		4,840	4,805,792
Series 2015-12A, Class B, 3.18%, 4/30/27 (a)(b)		1,210	1,205,431
Series 2015-12A, Class C, 3.98%, 4/30/27 (a)(b)		2,375	2,289,426
Series 2015-12A, Class D, 5.68%, 4/30/27 (a)(b)		500	465,803
OZLM XIII Ltd., Series 2015-13A, Class C, 4.78%, 7/30/27		1,165	1,165,000
Palmer Square CLO Ltd.:
Series 2013-2A, Class A1A, 1.67%, 10/17/25 (a)(b)		10,000	9,974,000
Series 2014-1A, Class B, 2.82%, 10/17/22 (a)(b)		5,370	5,266,976
Series 2014-1A, Class C, 4.12%, 10/17/22 (a)(b)		3,230	3,201,841

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Race Point V CLO Ltd., Series 2011-5AR, Class DR, 4.04%, 12/15/22 (a)(b)	USD	4,360	$4,351,084
Race Point VI CLO Ltd., Series 2012-6A, Class E, 6.03%, 5/24/23 (a)(b)		4,295	4,262,474
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 1.53%, 2/20/25 (a)(b)		5,070	5,056,057
RAIT Preferred Funding II Ltd., Series 2007-2A, Class A1T, 0.48%, 6/25/45 (a)(b)		5,913	5,499,512
Regatta Funding LP, Series 2013-2A, Class D, 5.78%, 1/15/25 (a)(b)		1,750	1,673,492
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.23%, 7/25/26 (a)(b)		1,440	1,418,592
Series 2014-1A, Class D, 3.78%, 7/25/26 (a)(b)		1,730	1,666,361
Regatta V Funding Ltd.:
Series 2014-1A, Class B, 3.28%, 10/25/26 (a)(b)		2,665	2,632,104
Series 2014-1A, Class C, 3.73%, 10/25/26 (a)(b)		5,475	5,171,125
Series 2014-1A, Class D, 5.18%, 10/25/26 (a)(b)		2,495	2,253,134
Seneca Park CLO Ltd.:
Series 2014-1A, Class D, 3.78%, 7/17/26 (a)(b)		5,755	5,550,465
Series 2014-1A, Class SUB, 0.00%, 7/17/26 (a)		2,000	1,710,493
Sound Point CLO I Ltd., Series 2012-1A, Class C, 3.58%, 10/20/23 (a)(b)		5,400	5,400,136
Sound Point CLO II Ltd., Series 2013-1A, Class A3L, 3.03%, 4/26/25 (a)(b)		9,465	9,441,337
Sound Point CLO IV Ltd.:
Series 2013-3A, Class A, 1.65%, 1/21/26 (a)(b)		5,815	5,789,731
Series 2013-3A, Class D, 3.78%, 1/21/26 (a)(b)		2,225	2,159,912
Sound Point CLO IX Ltd.:
Series 2015-2A, Class D, 3.84%, 7/20/27 (a)(b)		1,300	1,227,200
Series 2015-2A, Class E, 5.54%, 7/20/27 (a)(b)		1,300	1,197,560
Sound Point CLO Ltd.:
Series 2015-8A, Class C, 3.26%, 4/16/27 (a)(b)		1,850	1,831,983
Series 2015-8A, Class D, 3.91%, 4/16/27 (a)(b)		2,250	2,168,527
Sound Point CLO VII Ltd., Series 2014-3A, Class D, 3.89%, 1/23/27 (a)(b)		2,910	2,798,217
Steele Creek CLO Ltd., Series 2014-1A, Class C, 3.48%, 8/21/26 (a)(b)		3,565	3,565,000
Stewart Park CLO Ltd., Series 2015-1A, Class E, 5.72%, 4/15/26 (a)(b)		4,455	4,076,325
Symphony CLO Ltd.:
Series 2012-10AR, Class CR, 3.12%, 7/23/23 (a)(b)		6,900	6,902,181
Series 2012-10AR, Class DR, 4.12%, 7/23/23 (a)(b)		1,825	1,830,896
Series 2012-10AR, Class ER, 6.12%, 7/23/23 (a)(b)		5,300	5,313,941
Symphony CLO VII Ltd.:
Series 2011-7A, Class B, 2.18%, 7/28/21 (a)(b)		5,630	5,635,094
Series 2011-7A, Class F, 5.68%, 7/28/21 (a)(b)		2,390	2,354,139
Symphony CLO VIII LP, Series 2012-8AR, Class ER, 6.27%, 1/09/23 (a)(b)		6,880	6,922,993

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	19

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Symphony CLO XV Ltd.:
Series 2014-15A, Class C, 3.47%, 10/17/26 (a)(b)	USD	3,940	$3,944,946
Series 2014-15A, Class D, 4.02%, 10/17/26 (a)(b)		6,225	6,225,000
Series 2014-15A, Class E, 5.32%, 10/17/26 (a)(b)		2,075	1,923,211
TICP CLO I Ltd.:
Series 2014-1A, Class A1, 1.78%, 4/26/26 (a)(b)		9,180	9,179,931
Series 2015-1A, Class C, 3.38%, 7/20/27 (a)(b)		1,210	1,199,337
Series 2015-1A, Class D, 3.93%, 7/20/27 (a)(b)		1,210	1,145,156
TICP CLO II Ltd., Series 2014-2A, Class B, 3.28%, 7/26/26 (a)(b)		2,930	2,935,626
TICP CLO III Ltd.:
Series 2014-3A, Class A, 1.82%, 1/20/27 (a)(b)		9,965	9,960,178
Series 2014-3A, Class B1, 2.63%, 1/20/27 (a)(b)		2,134	2,136,527
Series 2014-3A, Class C, 3.53%, 1/20/27 (a)(b)		2,885	2,887,144
Series 2014-3A, Class D1, 4.03%, 1/20/27 (a)(b)		500	480,951
Series 2014-3A, Class D2, 4.46%, 1/20/27 (a)(b)		2,475	2,448,247
Treman Park CLO LLC, Series 2015-1A, Class D, 4.12%, 4/20/27 (a)(b)		6,000	5,925,000
Triaxx Prime CDO Ltd., Series 2006-1A, Class A2, 0.73%, 3/03/39 (a)(b)		50,060	15,143,150
Venture X CLO Ltd., Series 2012-10A, Class C, 3.53%, 7/20/22 (a)(b)		4,063	4,063,024
Venture XI CLO Ltd.:
Series 2012-11AR, Class CR, 3.23%, 11/14/22 (a)(b)		750	748,086
Series 2012-11AR, Class DR, 4.23%, 11/14/22 (a)(b)		1,075	1,069,352
Series 2012-11AR, Class ER, 6.43%, 11/14/22 (a)(b)		625	624,987
Venture XII CLO Ltd., Series 2012-12A, Class D, 3.94%, 2/28/24 (a)(b)		375	368,590
Venture XIX CLO Ltd.:
Series 2014-19A, Class A, 1.85%, 1/15/26 (a)(b)		9,605	9,627,778
Series 2014-19A, Class B, 2.70%, 1/15/26 (a)(b)		3,940	3,923,874
Series 2014-19A, Class C, 3.55%, 1/15/26 (a)(b)		2,830	2,837,075
Venture XVI CLO Ltd., Series 2014-16A, Class A3L, 3.03%, 4/15/26 (a)(b)		1,750	1,720,999
Venture XVII CLO Ltd., Series 2014-17A, Class C, 3.13%, 7/15/26 (a)(b)		3,066	3,058,772
Venture XVIII CLO Ltd.:
Series 2014-18A, Class C, 3.35%, 10/15/26 (a)(b)		4,164	4,163,964
Series 2014-18A, Class D, 4.00%, 10/15/26 (a)(b)		2,525	2,431,127
Venture XX CLO Ltd.:
Series 2015-20A, Class B1, 2.38%, 4/15/27 (a)(b)		6,370	6,370,637
Series 2015-20A, Class C, 3.43%, 4/15/27 (a)(b)		3,270	3,275,559
Series 2015-20A, Class D, 4.13%, 4/15/27 (a)(b)		1,330	1,317,365

Asset-Backed Securities		Par (000)	Value
Cayman Islands (concluded)
Venture XXI CLO Ltd., Series 2015-21A, Class D, 3.78%, 7/15/27 (a)(b)	USD	1,470	$1,430,598
Voya CLO Ltd.:
Series 2012-2RA, Class BR, 2.22%, 10/15/22 (a)(b)		10,710	10,711,714
Series 2012-2RA, Class CR, 3.22%, 10/15/22 (a)(b)		7,610	7,612,816
Series 2012-2RA, Class DR, 4.22%, 10/15/22 (a)(b)		6,320	6,321,959
Series 2012-2RA, Class ER, 6.27%, 10/15/22 (a)(b)		2,105	2,105,926
Series 2012-4A, Class C, 4.78%, 10/15/23 (a)(b)		3,865	3,875,035
Series 2013-1A, Class A1, 1.42%, 4/15/24 (a)(b)		3,876	3,835,858
Series 2013-3A, Class A1, 1.73%, 1/18/26 (a)(b)		6,770	6,753,931
Series 2014-3A, Class C, 3.88%, 7/25/26 (a)(b)		5,235	5,072,835
Series 2014-4A, Class A2A, 2.68%, 10/14/26 (a)(b)		2,490	2,494,348
Series 2014-4A, Class B, 3.63%, 10/14/26 (a)(b)		1,455	1,459,381
Series 2014-4A, Class C, 4.28%, 10/14/26 (a)(b)		3,475	3,423,496
Series 2014-4A, Class D, 5.78%, 10/14/26 (a)(b)		2,075	1,971,826
Series 2015-1A, Class D, 5.88%, 4/18/27 (a)(b)		1,225	1,182,125
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 1.78%, 4/20/26 (a)(b)		5,750	5,751,150
WhiteHorse IX Ltd., Series 2014-9A, Class C, 2.97%, 7/17/26 (a)(b)		2,780	2,688,610
Ziggurat CLO I Ltd., Series 2014-1A, Class C, 3.38%, 10/17/26 (a)(b)		3,320	3,326,640

			1,316,793,373
Ireland — 0.2%
ALME Loan Funding II Ltd.:
Series 2X, Class A, 1.48%, 8/15/27 (b)	EUR	5,750	6,396,260
Series 2X, Class E, 5.18%, 8/15/27 (b)		2,595	2,808,669
Series 2X, Class F, 5.93%, 8/15/27 (b)		1,730	1,763,506
Arbour CLO Ltd.:
Series 2014-1X, Class E, 5.01%, 6/16/27 (b)		2,706	2,920,226
Series 2014-1X, Class F, 5.76%, 6/16/27 (b)		1,352	1,354,898
Avoca CLO XI Ltd., Series 11X, Class A, 1.41%, 7/15/27 (b)		8,800	9,810,714
Avoca CLO XIII Ltd., Series 13X, Class E, 5.49%, 1/21/28 (b)		1,570	1,750,318
Avoca CLO XIV Ltd.:
Series 14X, Class E, 4.81%, 7/12/28 (b)		1,100	1,198,745
Series 14X, Class F, 5.81%, 7/12/28 (b)		1,100	1,146,625
Series 14X, Class SUB, 0.00%, 7/12/28		4,200	4,284,376
CVC Cordatus Loan Fund III Ltd., Series 3X, Class A1, 1.52%, 7/08/27 (b)		10,810	12,051,870
CVC Cordatus Loan Fund IV Ltd.:
Series 4X, Class E, 6.11%, 1/22/28 (b)		1,700	1,900,831
Series 4X, Class F, 6.71%, 1/22/28 (b)		2,100	2,230,027
Series 4X, Class SUB, 0.21%, 1/22/28 (b)		10,200	10,689,202
Harvest CLO XI Ltd., Series 11X, Class E, 5.34%, 3/26/29 (b)		5,400	5,993,128

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Ireland (concluded)
Sorrento Park CLO Ltd., Series 1X, Class E, 6.24%, 11/16/27 (b)	EUR	1,710	$1,804,405

			68,103,800
Italy — 0.1%
Arianna SPV Srl:
Series 1, Class A, 3.60%, 10/20/30		11,261	13,028,852
Series 1, Class B, 5.50%, 1/20/20		2,800	3,337,662
Asset Backed European Securitisation Transaction Ten Srl, Series 10, Class A, 0.51%, 12/10/28 (b)		11,111	12,408,072
Auto ABS, Series 2012-2, Class A, 2.80%, 4/27/25		522	584,085
Berica PMI, Series 1, Class A1X, 2.39%, 5/31/57 (b)		740	832,021
Colombo Srl, Series 1, Class B, 0.49%, 8/28/26 (b)		2,993	3,285,223

			33,475,915
Luxembourg — 0.1%
Harvest CLO:
Series 11X, Class A1, 1.34%, 3/26/29 (b)		4,380	4,875,239
Series 11X, Class SUB, 0.00%, 3/26/29 (b)		10,151	9,782,297

			14,657,536
Netherlands — 0.2%
Euro-Galaxy IV CLO:
Series 2015-4X, Class D, 3.42%, 7/30/28 (b)		2,625	2,895,759
Series 2015-4X, Class E, 4.57%, 7/30/28 (b)		3,535	3,747,893
Series 2015-4X, Class F, 6.32%, 7/30/28 (b)		1,590	1,682,211
Jubilee BV, Series 2014-11X, Class A, 1.47%, 4/15/27 (b)		8,790	9,803,542
Jubilee CDO VIII BV, Series VIII-X, Class SUB, 5.17%, 1/15/24 (b)		5,820	3,069,269
North Westerly CLO IV 2013 BV, Series IV-X, Class A-1, 1.62%, 1/15/26 (b)		13,800	15,400,867
St. Pauls CLO, Series 4X, Class A1, 1.40%, 4/25/28 (b)		13,250	14,783,548

			51,383,089
Portugal — 0.1%
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta Electricity Receivables, Series 1, Class SNR, 4.17%, 2/16/17		6,677	7,517,746
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables, Series 2, Class SNR, 2.98%, 2/16/18		24,980	28,215,823

			35,733,569
United Kingdom — 0.0%
E-CARAT PLC, Series 5, Class B, 1.46%, 4/18/23 (b)	GBP	5,900	9,270,316
United States — 6.5%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-CW1, Class A2D, 0.44%, 7/25/36 (b)	USD	6,460	3,626,147
American Homes 4 Rent:
Series 2014-SFR2, Class A, 3.79%, 10/17/36 (a)		11,181	11,506,355
Series 2014-SFR2, Class E, 6.23%, 10/17/36 (a)		9,490	10,194,708
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 0.42%, 5/25/35 (b)		6,062	4,680,530

Asset-Backed Securities		Par (000)	Value
United States (continued)
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	USD	4,601	$4,576,643
Bayview Financial Revolving Asset Trust, Series 2004-B, Class A1, 1.19%, 5/28/39 (a)(b)		40,531	31,412,149
Bayview Opportunity Master Fund IIA Trust, Series 2012-4NR3, Class A, 3.72%, 2/28/35 (a)(b)		5,777	5,788,258
Bayview Opportunity Master Fund IIIA Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(c)		21,821	21,820,640
Bayview Opportunity Master Fund IIIB RPL Trust, Series 2015-3, Class A1, 3.62%, 4/28/30 (a)(c)		9,500	9,520,346
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		7,912	4,294,592
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		7,345	4,116,585
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		12,576	7,449,612
Bear Stearns Asset Backed Securities I Trust, Series 2007-FS1, Class 1A3, 0.35%, 5/25/35 (b)		5,785	4,641,778
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-HE10, Class 22A, 0.32%, 12/25/36 (b)		18,316	14,127,013
Series 2006-HE7, Class 1A2, 0.35%, 9/25/36 (b)		11,855	9,597,925
Series 2007-AQ2, Class A2, 0.35%, 1/25/37 (b)		7,454	6,304,986
Series 2007-HE1, Class 21A2, 0.34%, 1/25/37 (b)		5,744	5,174,575
Series 2007-HE2, Class 22A, 0.32%, 3/25/37 (b)		6,669	5,310,859
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, 1.38%, 12/25/36 (a)(b)		5,370	4,978,425
BOAA, Series 2012-1, Class R, 0.00%, 3/15/19 (d)		15,938	1,635,352
Carrington Mortgage Loan Trust:
Series 2005-FRE1, Class M1, 0.65%, 12/25/35 (b)		8,987	7,556,917
Series 2006-FRE1, Class A4, 0.43%, 7/25/36 (b)		9,244	5,516,361
Series 2006-NC3, Class A4, 0.42%, 8/25/36 (b)		9,267	5,812,401
Series 2006-NC5, Class A3, 0.33%, 1/25/37 (b)		2,500	1,543,140
Series 2006-NC5, Class A4, 0.40%, 1/25/37 (b)		4,026	2,470,539
Series 2007-FRE1, Class A2, 0.38%, 2/25/37 (b)		5,668	5,294,589
Series 2007-RFC1, Class A3, 0.32%, 12/25/36 (b)		24,894	16,234,396
Chesapeake Funding LLC:
Series 2013-1A, Class B, 1.18%, 1/07/25 (a)(b)		1,730	1,724,080
Series 2014-1A, Class B, 0.98%, 3/07/26 (a)(b)		1,965	1,961,610
Series 2014-1A, Class C, 1.38%, 3/07/26 (a)(b)		1,145	1,140,725
Series 2014-1A, Class D, 1.73%, 3/07/26 (a)(b)		3,245	3,236,823
CHLUPA Trust:
Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		6,525	6,541,521
Series 2014-HD, Class A, 2.92%, 2/15/21 (a)		10,794	10,766,955

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	21

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
United States (continued)
Chrysler Capital Auto Receivables Trust:
Series 2013-AA, Class B, 1.83%, 3/15/19 (a)	USD	2,080	$2,092,696
Series 2013-AA, Class C, 2.28%, 7/15/19 (a)		4,330	4,355,603
Series 2013-BA, Class B, 1.78%, 6/17/19 (a)		3,660	3,661,036
Series 2013-BA, Class C, 2.24%, 9/16/19 (a)		3,785	3,783,418
CIFC Funding Ltd.:
Series 2012-2A, Class A1R, 1.63%, 12/05/24 (a)(b)		4,430	4,426,023
Series 2012-2A, Class B2R, 6.03%, 5/26/27 (a)(b)		1,250	1,243,458
Conseco Financial Corp., Series 1998-6, Class M1, 6.63%, 6/01/30		3,290	2,915,048
Countrywide Asset-Backed Certificates:
Series 2006-12, Class 2A2, 0.33%, 12/25/36 (b)		7,691	7,277,465
Series 2006-16, Class 1A, 0.32%, 12/25/46 (b)		10,089	7,828,264
Series 2006-19, Class 2A2, 0.34%, 3/25/37 (b)		13,984	12,915,694
Series 2006-S3, Class A3, 6.43%, 6/25/21 (c)		3,553	3,609,427
Series 2006-S3, Class A4, 6.44%, 1/25/29 (c)		2,558	2,485,638
Series 2007-13, Class 1A, 1.02%, 10/25/47 (b)		13,191	11,027,783
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 1/25/30 (a)		28,549	27,697,516
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		5,141	4,964,837
Series 2006-S5, Class A5, 6.16%, 6/25/35		3,188	2,884,760
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		40,451	40,580,188
First Franklin Mortgage Loan Trust, Series 2006-FF16, Class 2A4, 0.39%, 12/25/36 (b)		9,898	6,252,136
FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.55%, 3/09/47 (a)		3,158	3,160,737
Fremont Home Loan Trust, Series 2006-3, Class 2A3, 0.35%, 2/25/37 (b)		8,955	5,052,599
GFT Mortgage Loan Trust, Series 2015-GFT1, Class A, 3.72%, 1/25/55 (a)(c)		12,007	12,022,705
Highbridge Loan Management Ltd.:
Series 2015-6A, Class D, 1.27%, 3/17/27 (a)(b)		1,820	1,783,600
Series 2015-6A, Class E, 5.72%, 3/17/27 (a)(b)		1,620	1,547,100
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 0.55%, 4/15/36 (b)		9,656	8,531,689
Hyundai Auto Receivables Trust, Series 2013-B, Class CERT, 0.00%, 9/16/19		4,399	2,710,892
Invitation Homes Trust:
Series 2013-SFR1, Class F, 3.90%, 12/17/30 (a)(b)		1,649	1,652,141
Series 2014-SFR1, Class A, 1.18%, 6/17/31 (a)(b)		7,795	7,705,303
Series 2014-SFR2, Class A, 1.29%, 9/17/31 (a)(b)		6,215	6,151,949
Series 2015-SFR1, Class A, 1.64%, 3/17/32 (a)(b)		3,259	3,266,192
Series 2015-SFR1, Class E, 4.39%, 3/17/17 (a)(b)		3,266	3,315,186

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2015-SFR2, Class A, 1.54%, 6/17/32 (a)(b)	USD	6,783	$6,760,607
Irwin Home Equity Loan Trust, Series 2006-P1, Class 1A, 0.32%, 12/25/36 (a)(b)		1,454	1,255,734
Lehman XS Trust, Series 2007-1, Class 2A1, 5.51%, 2/25/37 (b)		7,586	7,100,573
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 3.50%, 10/01/27 (a)		30,789	30,789,000
Long Beach Mortgage Loan Trust:
Series 2005-WL1, Class M4, 1.23%, 6/25/35 (b)		8,755	6,953,212
Series 2006-1, Class 1A, 0.40%, 2/25/36 (b)		6,801	5,340,283
Series 2006-1, Class 2A3, 0.37%, 2/25/36 (b)		12,276	8,278,125
Series 2006-10, Class 2A2, 0.29%, 11/25/36 (b)		2,071	991,051
Series 2006-10, Class 2A3, 0.34%, 11/25/36 (b)		21,146	10,206,396
Series 2006-10, Class 2A4, 0.40%, 11/25/36 (b)		4,151	2,023,523
Series 2006-11, Class 1A, 0.34%, 12/25/36 (b)		20,773	12,872,549
Series 2006-3, Class 2A3, 0.36%, 5/25/46 (b)		9,424	4,038,342
Series 2006-3, Class 2A4, 0.45%, 5/25/46 (b)		5,569	2,428,907
Series 2006-6, Class 1A, 0.33%, 7/25/36 (b)		31,225	21,947,878
Morgan Stanley Mortgage Loan Trust:
Series 2006-15XS, Class A2B, 5.51%, 11/25/36 (c)		9,485	6,292,728
Series 2007-7AX, Class 1A, 0.40%, 4/25/37 (b)		60,487	28,780,976
MSCC Heloc Trust, Series 2007-1, Class A, 0.28%, 12/25/31 (b)		1,504	1,435,648
Navient Private Education Loan Trust:
Series 2014-AA, Class A2A, 2.74%, 2/15/29 (a)		14,285	14,355,768
Series 2014-AA, Class A2B, 1.44%, 2/15/29 (a)(b)		3,800	3,852,337
Series 2014-AA, Class A3, 1.79%, 10/15/31 (a)(b)		17,812	17,988,695
Series 2014-AA, Class B, 3.50%, 8/15/44 (a)		14,970	13,773,478
Series 2014-CTA, Class A, 0.89%, 9/16/24 (a)(b)		14,892	14,866,597
Series 2014-CTA, Class B, 1.94%, 10/17/44 (a)(b)		16,230	15,919,471
Series 2015-AA, Class A2B, 1.38%, 12/15/28 (a)(b)		24,825	25,097,132
Series 2015-AA, Class A3, 1.89%, 11/15/30 (a)(b)		10,143	10,320,016
Series 2015-AA, Class B, 3.50%, 12/15/44 (a)		10,722	9,849,390
Nelnet Student Loan Trust:
Series 2008-3, Class A4, 1.93%, 11/25/24 (b)		4,435	4,525,984
Series 2014-2A, Class A3, 1.03%, 7/27/37 (a)(b)		12,770	12,770,753
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 3.83%, 8/04/25 (a)(b)		2,833	2,691,515
NextGear Floorplan Master Owner Trust:
Series 2014-1A, Class A, 1.92%, 10/15/19 (a)		39,345	39,478,183

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2014-1A, Class B, 2.61%, 10/15/19 (a)	USD	3,240	$3,254,894
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		72,400	72,805,440
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)		30,597	30,781,041
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		23,985	24,112,360
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		7,500	7,558,425
Series 2014-2A, Class C, 4.33%, 9/18/24 (a)		13,875	13,999,181
Series 2014-2A, Class D, 5.31%, 9/18/24 (a)		24,570	24,654,029
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		27,155	27,540,873
Series 2015-1A, Class B, 3.85%, 3/18/26 (a)		9,175	9,423,275
Series 2015-1A, Class C, 5.12%, 3/18/26 (a)		7,260	7,487,311
Series 2015-1A, Class D, 6.63%, 3/18/26 (a)		10,056	10,472,017
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)		36,150	36,177,474
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		22,816	22,886,730
Series 2015-2A, Class C, 4.32%, 7/18/25 (a)		21,300	21,300,000
Series 2015-2A, Class D, 5.64%, 7/18/25 (a)		10,530	10,530,000
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 3A4, 5.86%, 1/25/37 (c)		7,305	6,840,000
PFS Financing Corp., Series 2014-AA, Class B, 1.14%, 2/15/19 (a)(b)		4,725	4,730,306
Pinnacle Park CLO Ltd.:
Series 2014-1A, Class D, 3.78%, 4/15/26 (a)(b)		4,080	3,936,845
Series 2014-1A, Class E, 5.23%, 4/15/26 (a)(b)		1,500	1,386,849
Progress Residential Trust:
Series 2014-SFR1, Class F, 4.89%, 10/17/31 (a)(b)		2,082	2,146,640
Series 2015-SFR1, Class A, 1.59%, 2/17/32 (a)(b)		14,186	14,143,385
Series 2015-SFR1, Class E, 4.18%, 2/17/32 (a)(b)		4,675	4,704,308
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)		8,120	8,057,809
Residential Asset Mortgage Products Trust, Series 2006-RZ4, Class A3, 0.45%, 10/25/36 (b)		29,004	24,360,808
RMAT LLC, Series 2015-RPL1, Class A1, 3.97%, 5/26/20 (a)(c)		12,807	12,807,479
SACO I Trust, Series 2006-9, Class A1, 0.48%, 8/25/36 (b)		6,053	7,677,705
Santander Drive Auto Receivables Trust:
Series 2014-S1, Class Cert, 0.00%, 8/16/18 (a)		0(e)	3,640,210
Series 2014-S1, Class R, 1.42%, 8/16/18 (a)		1,919	1,922,341
Series 2014-S2, Class Cert, 0.00%, 11/16/18 (a)		0(e)	2,430,000
Series 2014-S2, Class R, 1.43%, 11/16/18 (a)		3,272	3,280,595
Series 2014-S3, Class Cert, 0.00%, 2/19/19 (a)		0(e)	4,338,950

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2014-S3, Class R, 1.44%, 2/19/19 (a)	USD	2,353	$2,360,343
Series 2014-S4, Class Cert, 0.00%, 4/16/19 (a)		0(e)	5,747,700
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		3,657	3,669,658
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		3,481	3,492,507
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		5,354	5,366,874
Scholar Funding Trust, Series 2011-A, Class A, 1.18%, 10/28/43 (a)(b)		2,866	2,885,872
Silver Bay Realty Trust:
Series 2014-1, Class A, 1.19%, 9/17/31 (a)(b)		3,559	3,516,049
Series 2014-1, Class E, 3.44%, 9/17/31 (a)(b)		2,475	2,408,814
Series 2014-1, Class F, 3.74%, 9/17/31 (a)(b)		4,080	4,066,422
SLC Private Student Loan Trust:
Series 2006-A, Class A5, 0.45%, 7/15/36 (b)		5,260	5,229,699
Series 2006-A, Class C, 0.73%, 7/15/36 (b)		9,086	8,047,625
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 0.69%, 3/15/22 (b)		2,941	2,920,266
Series 2004-A, Class A3, 0.69%, 6/15/33 (b)		34,701	33,249,145
Series 2004-B, Class A2, 0.49%, 6/15/21 (b)		1,210	1,204,015
Series 2004-B, Class A3, 0.62%, 3/15/24 (b)		39,355	37,737,037
Series 2005-B, Class A2, 0.47%, 3/15/23 (b)		4,976	4,951,368
Series 2006-A, Class A4, 0.48%, 12/15/23 (b)		16,329	16,155,324
Series 2006-B, Class A4, 0.47%, 3/15/24 (b)		4,968	4,929,123
Series 2006-B, Class A5, 0.56%, 12/15/39 (b)		3,660	3,205,197
Series 2006-C, Class A4, 0.46%, 3/15/23 (b)		3,618	3,565,793
Series 2007-A, Class A2, 0.41%, 9/15/25 (b)		11,236	11,121,581
Series 2007-A, Class A3, 0.46%, 12/15/26 (b)		7,225	6,884,681
SLM Private Education Loan Trust:
Series 2011-A, Class A2, 4.37%, 4/17/28 (a)		2,000	2,123,052
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		3,340	3,507,551
Series 2011-B, Class A3, 2.44%, 6/16/42 (a)(b)		11,165	11,801,472
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		7,690	8,258,414
Series 2012-A, Class A1, 1.59%, 8/15/25 (a)(b)		922	929,277
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		11,210	11,815,452
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)		5,750	5,954,453
Series 2012-C, Class A1, 1.29%, 8/15/23 (a)(b)		1,498	1,502,701
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		9,015	9,344,552

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	23

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)	USD	25,520	$26,211,873
Series 2012-E, Class A2A, 2.09%, 6/15/45 (a)		8,025	8,083,823
Series 2013-A, Class A1, 0.79%, 8/15/22 (a)(b)		4,183	4,186,559
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		7,730	7,682,947
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		17,440	16,875,467
Series 2013-B, Class A1, 0.84%, 7/15/22 (a)(b)		3,830	3,835,938
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		5,215	5,173,030
Series 2013-B, Class A2B, 1.29%, 6/17/30 (a)(b)		9,970	10,075,772
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		15,415	15,104,280
Series 2013-C, Class A2A, 2.94%, 10/15/31 (a)		15,620	16,085,585
Series 2013-C, Class B, 3.50%, 6/15/44 (a)		19,840	19,885,612
Series 2014-A, Class A2A, 2.59%, 1/15/26 (a)		2,800	2,844,601
Series 2014-A, Class A2B, 1.34%, 1/15/26 (a)(b)		13,940	14,043,142
Series 2014-A, Class B, 3.50%, 11/15/44 (a)		16,505	16,158,956
SoFi Professional Loan Program:
Series 2014-A, Class A1, 1.78%, 6/25/25 (a)(b)		2,776	2,813,739
Series 2014-A, Class A2, 3.02%, 10/25/27 (a)		8,054	8,215,684
SoFi Professional Loan Program LLC:
Series 2014-B, Class A2, 2.55%, 8/25/29 (a)		17,161	17,229,912
Series 2015-A, Class A2, 2.42%, 3/25/30 (a)		13,375	13,380,007
Series 2015-B, Class A1, 1.31%, 4/25/35 (a)(b)		12,070	12,070,000
Series 2015-B, Class A2, 2.51%, 9/27/32 (a)		22,890	22,885,422
Soundview Home Loan Trust, Series 2006-EQ1, Class A4, 0.43%, 10/25/36 (b)		10,000	6,859,130
SpringCastle America Funding LLC:
Series 2014-AA, Class A, 2.70%, 5/25/23 (a)		52,387	52,711,426
Series 2014-AA, Class B, 4.61%, 10/25/27 (a)		47,127	48,197,961
Springleaf Funding Trust:
Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		56,016	56,680,518
Series 2015-AA, Class B, 3.62%, 11/15/24 (a)		29,600	29,912,990
Structured Asset Investment Loan Trust, Series 2005-HE3, Class M1, 0.66%, 9/25/35 (b)		6,545	5,837,904
Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, 3.72%, 11/16/44 (a)(c)		25,799	25,702,377
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.44%, 5/17/32 (a)(b)		5,220	5,176,930
U.S. Residential Opportunity Fund Trust:
Series 2015-1III, Class A, 3.72%, 1/27/35 (a)		38,011	38,018,240
Series 2015-1IV, Class A, 3.72%, 2/27/35 (a)		9,827	9,819,787

Asset-Backed Securities		Par (000)	Value
United States (concluded)
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.31%, 7/25/37 (a)(b)	USD	3,047	$2,693,210
Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE5, Class 2A2, 0.36%, 10/25/36 (b)		25,779	13,573,250
World Financial Network Credit Card Master Trust:
Series 2012-C, Class C, 4.55%, 8/15/22		6,229	6,489,173
Series 2012-C, Class M, 3.32%, 8/15/22		2,270	2,356,292
Series 2012-D, Class B, 3.34%, 4/17/23		4,080	4,200,307
Series 2012-D, Class M, 3.09%, 4/17/23		2,525	2,585,229

			2,001,439,839
Total Asset-Backed Securities — 11.5%			3,530,857,437

Common Stocks		Shares
Austria — 0.0%
Wienerberger AG		119,467	1,880,802
Brazil — 0.0%
Tim Participacoes SA		113,913	1,863,617
Canada — 0.0%
Northern Graphite Corp. (f)		435,208	202,098
China — 0.1%
China Singyes Solar Technologies Holdings Ltd.		2,872,000	3,677,492
Huatai Securities Co. Ltd.		3,516,261	9,934,286

			13,611,778
Germany — 0.0%
Commerzbank AG (f)		71,558	914,772
Volkswagen AG, Preference Shares		24,511	5,688,494

			6,603,266
Greece — 0.0%
Hellenic Telecommunications Organization SA (f)		765,001	5,944,455
Italy — 0.0%
Intesa Sanpaolo SpA		536,118	1,946,908
Telecom Italia SpA (f)		2,232,343	2,836,893

			4,783,801
Luxembourg — 0.0%
Concrete Investment II SCA — Stapled (f)		24,318	—
Spain — 0.0%
Abengoa Yield PLC		76,549	2,397,515
Banco de Sabadell SA		750,724	1,818,397

			4,215,912
United Kingdom — 0.0%
AA PLC		194,310	1,132,380
Barclays PLC		494,932	2,028,540
Vodafone Group PLC		1,014,580	3,701,058

			6,861,978
United States — 0.3%
American Realty Capital Properties, Inc.		972,438	7,905,921
Apple Inc.		116,941	14,667,325
CBS Corp., Class B, Non-Voting Shares		166,190	9,223,545
Comcast Corp., Class A		169,984	10,222,838
Concho Resources, Inc.		12,054	1,372,468
Delta Air Lines, Inc.		244,310	10,036,255

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
United States (concluded)
Matador Resources Co. (f)		47,584	$1,189,600
Tesoro Corp.		30,131	2,543,358
United Continental Holdings, Inc.		123,220	6,531,892
United Rentals, Inc. (f)		130,847	11,464,814
Valero Energy Corp.		50,000	3,130,000
Vantage Drilling Co. (f)	1,556,671		294,366
Whiting Petroleum Corp.		40,177	1,349,947
The Williams Cos., Inc.		38,900	2,232,471

			82,164,800
Total Common Stocks — 0.4%			128,132,507

Corporate Bonds		Par (000)
Australia — 0.1%
APT Pipelines Ltd., 4.20%, 3/23/25	USD	6,000	5,867,832
Drillsearch Finance Property Ltd., 6.00%, 9/01/18 (g)		2,100	2,047,500
Origin Energy Finance Ltd., 3.50%, 10/04/21	EUR	12,515	15,114,788
Transfield Services Ltd.:
8.38%, 5/15/20 (a)	USD	1,800	1,917,000
8.38%, 5/15/20		300	319,875

			25,266,995
Austria — 0.0%
Erste Group Bank AG, 5.50%, 5/26/25 (b)		1,600	1,527,200
Canada — 0.1%
MEG Energy Corp.:
6.50%, 3/15/21 (a)		2,430	2,338,875
7.00%, 3/31/24 (a)		15,576	14,933,490

			17,272,365
Cayman Islands — 0.0%
The Trafford Centre Finance Ltd., 0.90%, 7/28/35 (b)	GBP	3,400	4,774,873
China — 0.8%
Agile Property Holdings Ltd., 6.50%, 2/28/17	CNH	21,000	3,272,264
Alibaba Group Holding Ltd., 4.50%, 11/28/34	USD	5,000	4,804,155
Beijing Capital Hong Kong Ltd., 4.70%, 6/20/17	CNH	22,000	3,553,807
Billion Express Investments Ltd., 0.75%, 10/18/15 (g)	USD	4,400	4,427,500
Biostime International Holdings Ltd., 0.00%, 2/20/19 (d)(g)	HKD	20,000	2,441,447
Caifu Holdings Ltd., 8.75%, 1/24/20	USD	6,200	6,091,500
China Aoyuan Property Group Ltd.:
10.88%, 5/26/18		2,250	2,215,368
11.25%, 1/17/19		1,040	1,023,921
China Energy Reserve and Chemicals Group Overseas Co. Ltd., 5.25%, 5/11/18		7,000	7,074,200
China New Town Finance I Ltd., 5.50%, 5/06/18	CNH	36,000	5,797,862
China Singyes Solar Technologies Holdings Ltd., 5.00%, 8/08/19 (g)	CNY	4,000	636,026
China South City Holdings Ltd.:
13.50%, 10/17/17	USD	880	948,200
8.25%, 1/29/19		600	571,217
CIFI Holdings Group Co. Ltd.:
12.25%, 4/15/18		900	978,750
8.88%, 1/27/19		900	918,034
7.75%, 6/05/20		6,700	6,532,165
CITIC Ltd., 6.80%, 1/17/23		10,000	11,561,000
Cosmos Boom Investment Ltd., 0.50%, 6/23/20 (g)		7,400	7,363,000

Corporate Bonds		Par (000)	Value
China (continued)
Country Garden Holdings Co. Ltd., 7.50%, 3/09/20	USD	10,000	$10,318,630
Dragon Aviation Finance Luxembourg SA, 4.00%, 11/28/22		15,381	15,304,128
E-House China Holdings Ltd.:
2.75%, 12/15/18 (a)(g)		10,700	10,245,250
2.75%, 12/15/18 (g)		1,000	957,500
Evergrande Real Estate Group Ltd., 12.00%, 2/17/20		1,000	986,960
Fantasia Holdings Group Co. Ltd.:
13.75%, 9/27/17		4,100	4,245,960
10.63%, 1/23/19		8,500	7,986,243
Future Land Development Holdings Ltd., 10.25%, 7/21/19		1,020	1,042,399
Gemdale Asia Investment Ltd., 6.50%, 3/04/17	CNH	18,000	2,901,773
Gemdale International Investment Ltd., 7.13%, 11/16/17	USD	950	980,875
Greenland Global Investment Ltd., 5.88%, 7/03/24		10,000	10,135,560
Greenland Hong Kong Holdings Ltd., 5.50%, 1/23/18	CNH	26,500	4,282,216
Greentown China Holdings Ltd., 8.50%, 2/04/18	USD	1,000	1,050,000
Hang Seng Bank China Ltd., 3.25%, 7/03/17	CNH	25,000	3,990,124
HC International, Inc., 5.00%, 11/27/19 (g)	HKD	30,000	3,488,012
Hengan International Group Co. Ltd., 0.00%, 6/27/18 (d)(g)		71,000	9,754,823
Jingneng Clean Energy Investment Holdings Ltd., 4.30%, 12/23/17	CNH	25,000	4,057,951
Jingrui Holdings Ltd., 13.63%, 8/08/19	USD	1,000	982,629
Kaisa Group Holdings Ltd.:
12.88%, 9/18/17 (f)(h)		850	505,750
9.00%, 6/06/19		6,000	3,480,000
10.25%, 1/08/20		4,800	2,736,000
KWG Property Holding Ltd.:
13.25%, 3/22/17		940	1,026,950
8.25%, 8/05/19		5,830	5,814,259
Longfor Properties Co. Ltd., 6.75%, 1/29/23		1,000	984,744
Modern Land China Co. Ltd., 13.88%, 11/04/18		1,000	1,010,000
Oceanwide Real Estate International Holdings Co. Ltd., 11.75%, 9/08/19		1,000	1,055,000
Panda Funding Investment 2013, 3.95%, 12/17/16	CNH	22,000	3,518,068
Powerlong Real Estate Holdings Ltd.:
10.75%, 9/18/17		25,000	3,916,980
11.25%, 1/25/18	USD	1,000	996,800
Qihoo 360 Technology Co. Ltd.:
2.50%, 9/15/18 (g)		4,079	3,982,124
0.50%, 8/15/20 (a)(g)		6,000	5,636,250
1.75%, 8/15/21 (a)(g)		3,000	2,767,500
Redco Properties Group Ltd., 13.75%, 8/01/19		1,000	978,750
Semiconductor Manufacturing International Corp., 4.13%, 10/07/19		8,500	8,512,963
Shenzhou International Group Holdings Ltd., 0.50%, 6/18/19 (g)	HKD	6,000	894,015
SOHO China Ltd., 7.13%, 11/07/22	USD	1,000	1,012,250
Sunac China Holdings Ltd., 12.50%, 10/16/17		900	960,750
Times Property Holdings Ltd., 12.63%, 3/21/19		4,500	4,813,915
Tong Jie Ltd., 0.00%, 2/18/18 (d)(g)	HKD	48,000	6,440,002
Trillion Chance Ltd., 8.50%, 1/10/19	USD	8,500	8,351,250
Universal Number One Co. Ltd., 5.70%, 1/30/17	CNH	15,000	2,432,076

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	25

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
China (concluded)
Wanda Properties International Co. Ltd., 7.25%, 1/29/24	USD	8,000	$8,638,152
Wanda Properties Overseas Ltd., 4.88%, 11/21/18		2,250	2,320,537
Xinyuan Real Estate Co. Ltd., 13.25%, 5/03/18		1,100	1,085,535
Yingde Gases Investment Ltd., 8.13%, 4/22/18		2,000	1,932,500
Yufu Eternity Ltd., 5.63%, 11/26/17	CNH	16,000	2,558,422
Yuzhou Properties Co. Ltd., 8.75%, 10/04/18	USD	700	708,750

			251,991,741
Cyprus — 0.0%
Aroundtown Property Holdings PLC:
3.00%, 5/05/20 (g)	EUR	7,600	9,006,667
3.00%, 12/09/21		5,100	5,288,312

			14,294,979
Czech Republic — 0.0%
CE Energy AS, 7.00%, 2/01/21		4,555	5,255,886
France — 0.6%
3AB Optique Developpement SAS, 5.63%, 4/15/19		4,500	4,740,908
Autodis SA, 6.50%, 2/01/19		106	122,606
BNP Paribas SA, 2.63%, 10/14/27 (b)		8,450	9,233,446
Cap Gemini SA:
1.75%, 7/01/20		19,000	21,335,760
2.50%, 7/01/23		24,200	27,133,203
Credit Agricole SA:
3.88%, 4/15/24 (a)	USD	8,200	8,271,725
2.63%, 3/17/27	EUR	5,425	5,524,527
Ephios Bondco PLC, 6.25%, 7/01/22		2,725	2,971,744
Faurecia, 3.13%, 6/15/22		1,392	1,485,143
Kerneos Corporate SAS, 5.75%, 3/01/21		1,613	1,834,941
Lion/Seneca France 2, 7.88%, 4/15/19		4,560	4,378,358
Numericable-SFR SAS:
5.38%, 5/15/22		11,868	13,429,530
6.00%, 5/15/22 (a)	USD	8,215	8,096,909
5.63%, 5/15/24	EUR	12,717	14,283,905
Renault SA:
3.63%, 9/19/18		15,909	19,097,717
3.13%, 3/05/21		26,740	32,068,444
SGD Group SAS, 5.63%, 5/15/19		4,035	4,560,281
Societe Generale SA, 2.63%, 2/27/25		7,600	7,894,415
THOM Europe SAS, 7.38%, 7/15/19		3,505	4,063,859

			190,527,421
Germany — 0.8%
Commerzbank AG:
7.75%, 3/16/21		37,800	50,245,833
8.13%, 9/19/23 (a)	USD	4,186	4,882,299
8.13%, 9/19/23		6,475	7,552,051
Daimler Finance North America LLC, 2.45%, 5/18/20 (a)		26,401	26,230,476
Deutsche Bank AG:
2.75%, 2/17/25	EUR	13,635	14,260,217
4.50%, 4/01/25	USD	16,500	15,708,181
Deutsche Raststaetten Gruppe IV GmbH, 6.75%, 12/30/20	EUR	1,008	1,202,435
Eurogrid GmbH, 1.88%, 6/10/25		3,600	3,983,567
FTE Verwaltungs GmbH, 9.00%, 7/15/20		2,740	3,241,795
HeidelbergCement Finance Luxembourg SA:
2.25%, 3/12/19		621	703,373
7.50%, 4/03/20		1,500	2,080,314
3.25%, 10/21/20		2,689	3,164,793
3.25%, 10/21/21		2,616	3,097,273
Pfleiderer GmbH, 7.88%, 8/01/19		2,963	3,406,535
ProGroup AG, 5.13%, 5/01/22		860	977,948
Schaeffler Finance BV, 3.25%, 5/15/25		6,475	6,817,353

Corporate Bonds		Par (000)	Value
Germany (concluded)
Schaeffler Holding Finance BV:
5.75% (5.75% Cash or 6.50% PIK), 11/15/21 (i)	EUR	5,378	$6,316,143
6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (i)		870	1,004,935
Trionista Holdco GmbH, 5.00%, 4/30/20		911	1,048,638
Unitymedia Hessen GmbH & Co. KG/Unitymedia
NRW GmbH:
5.75%, 1/15/23		3,280	3,930,489
5.13%, 1/21/23		351	412,849
5.63%, 4/15/23		818	981,605
4.00%, 1/15/25		15,191	17,274,432
3.50%, 1/15/27		1,022	1,117,047
6.25%, 1/15/29		1,337	1,675,014
Volkswagen International Finance NV:
5.50%, 11/09/15 (a)(g)		2,100	2,894,412
5.50%, 11/09/15 (g)		30,600	42,175,723
ZF North America Capital, Inc.:
2.25%, 4/26/19		9,200	10,179,714
2.75%, 4/27/23		17,000	17,891,146

			254,456,590
Hong Kong — 0.2%
Asia View Ltd., 1.50%, 8/08/19 (g)	USD	7,000	7,420,000
China Nickel Resources Holdings Co. Ltd., 12.00%, 12/12/18 (f)(h)	HKD	8,000	206,410
China Precious Metal Resources Holdings Co. Ltd., 7.25%, 2/04/18 (g)		57,000	4,044,352
Double Rosy Ltd., 3.63%, 11/18/19	USD	13,600	13,685,000
Glorious Property Holdings Ltd., 13.25%, 3/04/18		4,800	3,384,000
Goodman HK Finance, 4.38%, 6/19/24		4,900	4,893,434
IT Ltd., 6.25%, 5/15/18	CNH	25,100	3,842,672
MIE Holdings Corp., 7.50%, 4/25/19	USD	3,200	2,416,000
Noble Group Ltd., 6.75%, 1/29/20		1,850	1,910,125
PB Issuer No. 4 Ltd., 3.25%, 7/03/21 (g)		5,513	5,457,870
REXLot Holdings Ltd., 4.50%, 4/17/19 (g)	HKD	20,000	1,702,885
Shimao Property Holdings Ltd., 8.38%, 2/10/22	USD	1,000	1,041,911
Shine Power International Ltd., 0.00%, 7/28/19 (d)(g)	HKD	60,000	7,556,553
Southwest Securities International Securities Ltd., 6.45%, 5/28/18	CNH	21,500	3,455,130

			61,016,342
India — 0.5%
AE-Rotor Holding BV, 4.97%, 3/28/18	USD	3,350	3,467,206
Food Corp. of India, 9.95%, 3/07/22	INR	4,335,000	73,213,235
Greenko Dutch BV, 8.00%, 8/01/19	USD	8,900	8,277,000
Housing Development Finance Corp. Ltd., 9.75%, 10/10/16	INR	1,000,000	15,901,241
Jaiprakash Associates Ltd., 5.75%, 9/08/17 (g)	USD	4,500	3,155,625
Lodha Developers International Ltd., 12.00%, 3/13/20		5,000	5,044,000
Mahanagar Telephone Nigam Ltd., 8.29%, 11/28/24	INR	2,750,000	43,718,004
Reliance Holding USA, Inc., 5.40%, 2/14/22	USD	1,650	1,781,726
Rolta Americas LLC, 8.88%, 7/24/19		2,899	2,391,675
Samvardhana Motherson Automotive Systems Group BV, 4.13%, 7/15/21	EUR	4,823	5,425,335
Videocon Industries Ltd., 6.75%, 12/16/15 (g)	USD	1,900	1,558,000

			163,933,047
Indonesia — 0.1%
Berau Capital Resources Pte. Ltd., 12.50%, 7/08/15		11,675	7,355,250
Berau Coal Energy Tbk PT, 7.25%, 3/13/17		6,070	3,733,050
Jababeka International BV, 7.50%, 9/24/19		950	935,216

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Indonesia (concluded)
Pratama Agung Pte. Ltd., 6.25%, 2/24/20	USD	8,200	$7,933,402

			19,956,918
Ireland — 0.4%
Allied Irish Banks PLC, 2.75%, 4/16/19	EUR	10,450	12,043,352
Ardagh Packaging Finance PLC, 9.25%, 10/15/20		545	644,050
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (a)	USD	5,800	5,901,500
4.25%, 1/15/22	EUR	8,355	9,244,916
Bank of Ireland:
3.25%, 1/15/19		16,658	19,560,791
1.25%, 4/09/20		16,800	18,160,849
4.25%, 6/11/24 (b)		48,150	53,684,850

			119,240,308
Italy — 1.2%
Banca Monte dei Paschi di Siena SpA:
4.88%, 9/15/16		13,080	15,311,305
3.63%, 4/01/19		5,985	6,730,840
2.88%, 4/16/22		25,375	30,687,008
2.88%, 7/16/24		23,635	27,973,871
Banca Popolare dell’Emilia Romagna SC, 3.38%, 10/22/18		11,000	13,505,149
Banco Popolare SC, 3.50%, 3/14/19		24,564	28,132,295
Cerved Group SpA:
6.38%, 1/15/20		1,600	1,859,573
8.00%, 1/15/21		1,010	1,207,636
CNH Industrial Finance Europe SA, 2.75%, 3/18/19		6,579	7,369,451
FCA Capital Ireland PLC, 2.63%, 4/17/19		3,450	3,971,242
GCL Holdings SCA, 9.38%, 4/15/18		995	1,156,511
Intesa Sanpaolo SpA:
1.13%, 1/14/20		6,685	7,270,714
3.50%, 1/17/22		5,220	6,306,733
6.63%, 9/13/23		10,730	14,211,299
2.86%, 4/23/25		13,665	13,925,814
3.93%, 9/15/26		6,420	7,093,120
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)	USD	3,376	3,612,320
7.38%, 7/15/39 (a)		1,740	1,870,500
6.25%, 1/15/40 (a)		6,540	6,278,400
Mediobanca SpA, 2.25%, 3/18/19	EUR	7,750	8,810,901
Officine Maccaferri SpA, 5.75%, 6/01/21		2,268	2,491,189
Rhino Bondco SpA, 7.25%, 11/15/20		4,332	5,142,010
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	1,056	1,082,400
6.00%, 9/30/34		887	863,149
7.72%, 6/04/38		2,050	2,306,250
Telecom Italia Finance SA:
6.13%, 11/15/16 (g)	EUR	17,800	28,863,631
7.75%, 1/24/33		4,065	5,870,136
Telecom Italia SpA:
3.25%, 1/16/23		6,370	7,126,414
5.88%, 5/19/23	GBP	5,650	9,336,349
Twin Set-Simona Barbieri SpA, 5.89%, 7/15/19 (b)	EUR	1,393	1,385,266
UniCredit SpA:
3.25%, 1/14/21		11,640	13,811,291
6.95%, 10/31/22		23,448	30,197,907
5.75%, 10/28/25 (b)		25,870	30,942,940
Unione di Banche Italiane SCpA, 2.88%, 2/18/19		7,725	8,925,321
Wind Acquisition Finance SA, 4.00%, 7/15/20		14,463	16,083,795

			371,712,730

Corporate Bonds		Par (000)	Value
Jamaica — 0.0%
Digicel Ltd., 6.00%, 4/15/21 (a)	USD	3,100	$2,988,772
Japan — 0.2%
The Chugoku Electric Power Co., Inc.:
0.00%, 3/23/18 (d)(g)	JPY	200,000	1,732,238
0.00%, 3/25/20 (d)(g)		130,000	1,153,838
CYBERDYNE, Inc., 0.00%, 12/12/17 (d)(g)		240,000	2,154,676
Kawasaki Kisen Kaisha Ltd., 0.00%, 9/26/18 (d)(g)		150,000	1,334,416
LIXIL Group Corp.:
0.00%, 3/04/20 (d)(g)		110,000	887,568
0.00%, 3/04/22 (d)(g)		110,000	869,592
Maruzen Showa Unyu Co. Ltd., 0.00%, 3/29/19 (d)(g)		571,000	5,097,173
MISUMI Group, Inc., 0.00%, 10/22/18 (d)(g)	USD	5,900	7,116,875
Mitsui OSK Lines Ltd., 0.00%, 4/24/20 (d)(g)		4,100	3,684,875
Nagoya Railroad Co. Ltd., 0.00%, 12/11/24 (d)(g)	JPY	820,000	6,947,203
Park24 Co. Ltd., 0.00%, 4/26/18 (d)(g)		400,000	3,350,084
Shionogi & Co. Ltd., 0.00%, 12/17/19 (d)(g)		90,000	929,342
The Shizuoka Bank Ltd., 0.00%, 4/25/18 (d)(g)	USD	1,700	1,685,125
Softbank Corp., 4.50%, 4/15/20 (a)		1,045	1,048,919
Sumitomo Forestry Co. Ltd., 0.00%, 8/24/18 (d)(g)	JPY	350,000	3,020,693
Takashimaya Co. Ltd., 0.00%, 12/11/18 (d)(g)		30,000	254,933
Toppan Printing Co. Ltd., 0.00%, 12/19/16 (d)(g)		400,000	3,427,708
Yamaguchi Financial Group, Inc., 0.00%, 12/20/18 (d)(g)	USD	6,400	7,720,000

			52,415,258
Jersey — 0.0%
Atrium European Real Estate Ltd., 4.00%, 4/20/20	EUR	2,105	2,499,141
Luxembourg — 0.2%
Altice Financing SA, 5.25%, 2/15/23		6,013	6,737,123
Altice SA:
7.25%, 5/15/22		15,499	17,451,883
6.25%, 2/15/25		4,837	5,122,912
APERAM, 0.63%, 7/08/21 (g)	USD	5,800	6,787,740
INEOS Group Holdings SA:
6.50%, 8/15/18	EUR	433	492,868
5.75%, 2/15/19		655	737,530
Intralot Capital Luxembourg SA, 6.00%, 5/15/21		5,685	5,406,258
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		9,135	10,082,332
Monitchem HoldCo 3 SA, 5.25%, 6/15/21		884	990,555
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		392	470,345
6.75%, 8/15/24		1,380	1,682,499
Xefin Lux SCA, 3.74%, 6/01/19 (b)		5,810	6,485,970

			62,448,015
Malaysia — 0.0%
Cahaya Capital Ltd., 0.00%, 9/18/21 (d)(g)	USD	5,000	4,977,500
Mexico — 0.1%
Cemex Finance LLC, 5.25%, 4/01/21	EUR	11,311	12,927,235
Cemex SAB de CV:
4.75%, 1/11/22		4,460	4,986,908
4.38%, 3/05/23		1,741	1,865,745

			19,779,888
Netherlands — 0.4%
ABN AMRO Bank NV, 2.88%, 6/30/25 (b)		17,625	19,756,356
Achmea BV, 6.00%, 4/04/43 (b)		2,709	3,366,510

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	27

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Netherlands (concluded)
Constellium NV, 4.63%, 5/15/21	EUR	468	$477,402
Hema Bondco I BV:
5.24%, 6/15/19 (b)		4,470	4,096,096
6.25%, 6/15/19		5,751	5,321,557
Hema Bondco II BV, 8.50%, 12/15/19		308	200,943
LGE HoldCo VI BV, 7.13%, 5/15/24		13,626	16,874,894
NXP Semiconductors NV, 1.00%, 12/01/19 (a)(g)	USD	14,212	16,565,863
Shell International Finance BV, 4.38%, 5/11/45		20,100	19,840,147
Stork Technical Services Holdco BV, 11.00%, 8/15/17	EUR	940	1,018,618
TMF Group Holding BV, 9.88%, 12/01/19		3,936	4,686,797
UPCB Finance IV Ltd., 4.00%, 1/15/27		9,100	9,536,444
Ziggo Bond Finance BV, 4.63%, 1/15/25		9,137	10,084,539

			111,826,166
Philippines — 0.0%
Filinvest Development, 4.25%, 4/02/20	USD	5,500	5,441,150
Poland — 0.0%
Play Finance 1 SA, 6.50%, 8/01/19	EUR	3,675	4,270,265
Play Finance 2 SA, 5.25%, 2/01/19		5,050	5,781,450

			10,051,715
Portugal — 0.2%
Caixa Geral de Depositos SA:
3.00%, 1/15/19		2,100	2,546,863
1.00%, 1/27/22		13,200	14,632,902
Novo Banco SA:
2.63%, 5/08/17		6,000	6,505,162
4.75%, 1/15/18		9,500	10,742,505
4.00%, 1/21/19		14,000	15,530,826

			49,958,258
Russia — 0.0%
ALROSA Finance SA, 7.75%, 11/03/20 (a)	USD	5,000	5,225,000
Singapore — 0.1%
Global A&T Electronics Ltd., 10.00%, 2/01/19		9,190	8,271,000
Olam International Ltd., 6.00%, 10/15/16 (g)		1,700	1,740,375
OSIM International Ltd., 0.00%, 9/18/19 (d)(g)	SGD	7,500	5,262,279
United Overseas Bank Ltd., 3.75%, 9/19/24 (b)	USD	6,050	6,168,035
Yanlord Land Group Ltd., 10.63%, 3/29/18		950	994,954

			22,436,643
Slovenia — 0.0%
United Group BV, 7.88%, 11/15/20	EUR	1,825	2,146,752
South Korea — 0.0%
Hyundai Heavy Industries Co. Ltd., 0.00%, 6/29/20 (d)(g)	USD	2,400	2,424,000
Woori Bank, 4.75%, 4/30/24		10,000	10,370,260

			12,794,260
Spain — 0.7%
Abengoa Finance SAU, 6.00%, 3/31/21	EUR	14,380	14,829,525
Abengoa Greenfield SA, 5.50%, 10/01/19		1,710	1,753,885
Abengoa Yield PLC, 7.00%, 11/15/19 (a)	USD	1,022	1,052,660
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	878	887,319
Bankia SA:
3.50%, 1/17/19		20,200	23,449,818
4.00%, 5/22/24 (b)		56,600	61,272,601
Bilbao Luxembourg SA, 10.69% (10.50% Cash or 11.25% PIK), 12/01/18 (i)		5,853	6,976,562
BPE Financiaciones SA, 2.00%, 2/03/20		47,700	51,858,022
CaixaBank SA:
4.50%, 11/22/16 (g)		6,500	6,579,857

Corporate Bonds		Par (000)	Value
Spain (concluded)
5.00%, 11/14/23 (b)	EUR	7,200	$8,534,783
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23		11,372	12,235,632
Obrascon Huarte Lain SA, 5.50%, 3/15/23		8,351	7,634,306
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20		8,750	10,162,088
Santander Issuances SAU, 2.50%, 3/18/25		6,600	6,867,832
Telefonica SA, 6.00%, 7/24/17 (g)		8,000	10,780,619

			224,875,509
Sweden — 0.0%
Verisure Holding AB, 8.75%, 12/01/18		1,000	1,180,628
Switzerland — 0.4%
Credit Suisse AG:
6.50%, 8/08/23	USD	34,470	37,701,563
5.75%, 9/18/25 (b)	EUR	1,580	1,954,842
Credit Suisse Group Funding Guernsey Ltd.:
1.25%, 4/14/22		17,020	17,990,940
4.88%, 5/15/45 (a)	USD	21,596	20,779,088
gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	1,817	2,117,008
Selecta Group BV, 6.50%, 6/15/20		1,333	1,430,369
UBS AG:
4.75%, 5/22/23 (b)	USD	3,860	3,890,741
5.13%, 5/15/24		21,872	21,621,544
4.75%, 2/12/26 (b)	EUR	10,740	12,692,832

			120,178,927
Taiwan — 0.1%
Advanced Semiconductor Engineering, Inc., 0.00%, 3/27/18 (d)(g)	USD	5,200	5,232,500
Far Eastern International Bank, 0.00%, 2/07/18 (d)(g)		2,600	2,626,000
Formosa Group Cayman Ltd., 3.38%, 4/22/25		8,000	7,606,400
Neo Solar Power Corp., 0.00%, 7/18/17 (d)(g)		5,000	4,685,000
TPK Holding Co. Ltd., 0.00%, 4/08/20 (d)(g)		10,750	10,535,000

			30,684,900
Thailand — 0.1%
Bangkok Dusit Medical Services PCL, 0.00%, 9/18/19 (d)(g)	THB	276,000	8,510,725
CP Foods Holdings Ltd., 0.50%, 1/15/19 (g)	USD	6,400	6,752,000

			15,262,725
Turkey — 0.0%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (a)		8,792	8,748,040
United Arab Emirates — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/25 (a)		7,318	7,757,270
United Kingdom — 1.9%
AA Bond Co. Ltd.:
5.50%, 7/31/43	GBP	11,525	17,999,890
9.50%, 7/31/43		12,000	20,551,819
Abbey National Treasury Services PLC, 2.38%, 3/16/20	USD	34,355	34,238,330
Annington Finance No. 4 PLC, 1.54%, 1/10/23 (b)	GBP	994	1,561,184
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (i)		1,063	2,087,381
Bakkavor Finance 2 PLC, 8.25%, 2/15/18		578	944,870
Barclays Bank PLC, 7.63%, 11/21/22	USD	16,945	19,296,966
Boparan Finance PLC:
4.38%, 7/15/21	EUR	391	398,637
5.50%, 7/15/21	GBP	2,418	3,448,777
Brakes Capital, 7.13%, 12/15/18		3,150	5,073,339

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United Kingdom (concluded)
British Sky Broadcasting Group PLC, 1.50%, 9/15/21	EUR	25,450	$28,253,478
Care UK Health & Social Care PLC, 5.57%, 7/15/19 (b)	GBP	4,961	7,561,074
Centrica PLC, 4.38%, 3/13/29		6,125	10,082,036
Debenhams PLC, 5.25%, 7/15/21		793	1,227,063
EC Finance PLC, 5.13%, 7/15/21	EUR	2,875	3,332,574
Eco-Bat Finance PLC, 7.75%, 2/15/17		898	975,108
Enterprise Inns PLC, 6.00%, 10/06/23	GBP	6,106	9,546,021
Findus Bondco SA, 9.13%, 7/01/18	EUR	885	1,033,510
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	2,700	4,443,860
Greene King Finance PLC, Series A5, 3.07%, 12/15/33 (b)		28,654	44,977,718
House of Fraser Funding PLC, 8.88%, 8/15/18		1,033	1,693,046
HSBC Holdings PLC, 3.00%, 6/30/25	EUR	25,975	28,857,392
Hydra Dutch Holdings 2 BV, 5.51%, 4/15/19 (b)		1,087	1,127,985
IDH Finance PLC:
6.00%, 12/01/18	GBP	3,168	5,037,421
6.00%, 12/01/18 (a)		700	1,113,066
International Game Technology PLC:
4.13%, 2/15/20	EUR	591	652,289
6.25%, 2/15/22 (a)	USD	4,100	3,915,500
4.75%, 2/15/23	EUR	1,400	1,503,855
6.50%, 2/15/25 (a)	USD	1,650	1,526,250
Jaguar Land Rover Automotive PLC, 5.00%, 2/15/22	GBP	343	553,950
Mitchells & Butlers Finance PLC, 2.70%, 6/15/36 (b)		3,072	4,320,030
New Look Secured Issuer PLC, 6.50%, 7/01/22		5,680	8,719,376
Pension Insurance Corp. PLC, 6.50%, 7/03/24		1,950	3,050,339
Punch Taverns Finance B Ltd.:
7.37%, 9/30/21		7,699	12,701,330
Series A6, 5.94%, 9/30/22		9,308	14,332,454
Series A7, 5.27%, 3/30/24		8,372	12,431,861
Punch Taverns Finance PLC:
0.57%, 7/15/21 (b)		4,758	6,794,054
7.27%, 10/15/26		5,387	9,417,199
7.27%, 10/15/26 (a)		1,825	3,190,108
Series M3, 6.07%, 10/15/27 (a)(b)		7,866	11,679,608
Silk Bidco AS, 7.50%, 2/01/22	EUR	10,820	12,319,032
Spirit Issuer PLC:
Series A2, 3.28%, 12/28/31 (b)	GBP	14,430	21,879,438
Series A6, 2.38%, 12/28/36 (b)		7,014	10,607,402
Standard Chartered PLC, 2.25%, 4/17/20 (a)	USD	26,714	26,238,758
Stonegate Pub Co. Financing PLC:
5.32%, 4/15/19 (b)	GBP	2,205	3,494,899
5.75%, 4/15/19		6,395	10,048,080
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21		1,050	1,736,235
Series A4, 5.66%, 6/30/27		20,614	33,037,774
Series M, 7.40%, 3/28/24		16,689	26,746,873
Series N, 6.46%, 3/30/32		27,756	38,813,654
Virgin Media Finance PLC, 6.38%, 4/15/23 (a)	USD	3,000	3,101,250
Virgin Media Secured Finance PLC:
6.00%, 4/15/21	GBP	3,218	5,257,683
6.25%, 3/28/29		3,574	5,805,139
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	3,716	4,141,755
Vougeot Bidco PLC, 7.88%, 7/15/20	GBP	4,816	8,021,420
Voyage Care Bondco PLC:
6.50%, 8/01/18		1,000	1,618,377
11.00%, 2/01/19		5,000	8,328,200

			570,846,717

Corporate Bonds		Par (000)	Value
United States — 5.6%
AbbVie, Inc.:
2.50%, 5/14/20	USD	44,870	$44,409,679
4.50%, 5/14/35		23,314	22,808,156
Actavis Funding SCS, 3.00%, 3/12/20		39,994	40,084,706
The ADT Corp., 4.88%, 7/15/42		4,501	3,443,265
Ally Financial, Inc.:
3.50%, 1/27/19		10,100	10,024,250
4.13%, 3/30/20		5,400	5,389,848
8.00%, 11/01/31		2,600	3,113,500
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		10,610	10,265,175
American Airlines Pass-Through Trust, 6.00%, 1/15/17 (a)		40,210	41,114,725
Amgen, Inc.:
2.13%, 5/01/20		18,318	17,936,857
3.13%, 5/01/25		18,694	17,687,160
4.40%, 5/01/45		9,401	8,662,909
Anthem, Inc., 4.65%, 8/15/44		7,934	7,256,793
Apple Inc., 2.00%, 5/06/20		91,560	91,029,318
ARC Properties Operating Partnership LP, 2.00%, 2/06/17		4,580	4,442,600
AT&T Inc.:
2.45%, 6/30/20		44,516	43,637,655
3.00%, 6/30/22		58,111	56,109,890
4.75%, 5/15/46		7,917	7,204,264
Atwood Oceanics, Inc., 6.50%, 2/01/20		825	796,125
Bank of America Corp.:
2.25%, 4/21/20		65,516	64,323,609
4.00%, 4/01/24		15,689	15,964,734
4.00%, 1/22/25		38,117	37,137,164
3.95%, 4/21/25		61,102	58,852,835
Baxalta, Inc., 4.00%, 6/23/25 (a)		15,893	15,774,804
Belden, Inc., 5.50%, 4/15/23	EUR	7,181	8,276,347
Boston Scientific Corp.:
2.85%, 5/15/20	USD	24,186	24,015,368
3.85%, 5/15/25		18,784	18,225,195
Brightstar Corp., 7.25%, 8/01/18 (a)		7,263	7,680,623
Calpine Corp., 5.38%, 1/15/23		8,090	7,948,425
CCO Holdings LLC/CCO Holdings Capital Corp.:
7.38%, 6/01/20		8,032	8,483,800
5.25%, 9/30/22		8,115	7,993,275
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)		1,940	2,051,550
Chesapeake Energy Corp.:
4.88%, 4/15/22		2,000	1,735,000
5.75%, 3/15/23		3,000	2,715,000
CHS/Community Health Systems, Inc., 8.00%, 11/15/19		5,622	5,924,183
CIT Group, Inc.:
4.25%, 8/15/17		4,819	4,891,285
5.50%, 2/15/19 (a)		1,100	1,146,750
Comcast Corp.:
3.38%, 8/15/25		15,955	15,744,506
4.40%, 8/15/35		22,929	22,767,855
4.60%, 8/15/45		13,017	12,905,262
CONSOL Energy, Inc., 5.88%, 4/15/22		5,660	4,811,000
Continental Resources, Inc., 4.90%, 6/01/44		3,900	3,284,607
Covanta Holding Corp., 6.38%, 10/01/22		1,610	1,684,463
Crown Castle International Corp., 5.25%, 1/15/23		1,735	1,747,579
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		1,805	1,868,175
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		5,685	5,589,066
DISH DBS Corp., 5.88%, 7/15/22		8,105	7,942,900

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	29

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United States (continued)
DPL, Inc., 6.50%, 10/15/16	USD	429	$446,160
Energy Transfer Partners LP, 4.90%, 3/15/35		12,377	11,167,878
Exelon Corp., 2.85%, 6/15/20		6,974	7,014,470
FedEx Corp., 3.90%, 2/01/35		5,435	5,024,571
First Data Corp.:
7.38%, 6/15/19 (a)		19,619	20,393,951
8.88%, 8/15/20 (a)		3,150	3,311,437
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	4,405	4,518,639
General Motors Co., 4.88%, 10/02/23	USD	3,520	3,711,041
General Motors Financial Co., Inc.:
2.75%, 5/15/16		1,069	1,081,772
2.63%, 7/10/17		19,160	19,368,499
3.15%, 1/15/20		7,625	7,660,731
The Goldman Sachs Group, Inc.:
2.60%, 4/23/20		28,747	28,602,949
3.75%, 5/22/25		58,437	57,668,086
5.15%, 5/22/45		7,531	7,265,367
Gulfmark Offshore, Inc., 6.38%, 3/15/22		705	526,988
Harman Finance International SCA, 2.00%, 5/27/22	EUR	4,925	5,376,721
HCA, Inc., 8.00%, 10/01/18	USD	12,048	13,975,680
HD Supply, Inc., 11.00%, 4/15/20		8,810	9,804,649
Hologic, Inc., 6.25%, 8/01/20		4,519	4,674,454
HSBC USA, Inc., 2.35%, 3/05/20		54,469	54,023,607
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		975	981,094
4.88%, 3/15/19		4,111	4,141,833
6.00%, 8/01/20		7,420	7,661,150
Illinois Tool Works, Inc., 1.25%, 5/22/23	EUR	6,125	6,613,987
Iron Mountain, Inc., 5.75%, 8/15/24	USD	2,000	2,001,250
iStar Financial, Inc., 4.00%, 11/01/17		1,996	1,961,070
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		1,850	1,817,625
JPMorgan Chase & Co., 2.75%, 6/23/20		52,644	52,744,318
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		2,655	2,708,100
Kinder Morgan Energy Partners LP:
5.63%, 9/01/41		12,730	11,938,143
4.70%, 11/01/42		5,259	4,392,858
Kinder Morgan, Inc., 3.05%, 12/01/19		2,667	2,664,048
Laredo Petroleum, Inc., 7.38%, 5/01/22		735	773,587
Lennar Corp., 2.75%, 12/15/20 (a)(g)		9,000	20,638,125
Levi Strauss & Co., 6.88%, 5/01/22		1,161	1,239,367
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19		3,096	2,422,620
8.63%, 4/15/20		294	241,142
Massachusetts Institute of Technology, 3.96%, 7/01/38		8,375	8,342,069
The McClatchy Co., 9.00%, 12/15/22		5,000	4,762,500
McDonald’s Corp., 1.88%, 5/26/27	EUR	7,900	8,442,646
MDC Partners, Inc., 6.75%, 4/01/20 (a)	USD	1,190	1,185,537
Medtronic, Inc., 4.63%, 3/15/45 (a)		23,698	23,990,647
MetroPCS Wireless, Inc., 6.63%, 11/15/20		2,180	2,267,200
Micron Technology, Inc.:
5.63%, 1/15/26 (a)		5,300	4,895,875
3.00%, 11/15/43 (g)		31,000	27,996,875
Morgan Stanley:
2.80%, 6/16/20		71,892	71,968,421
4.30%, 1/27/45		17,806	16,637,873
NES Rentals Holdings, Inc., 7.88%, 5/01/18 (a)		1,847	1,865,470
Novelis, Inc., 8.75%, 12/15/20		1,740	1,840,050
NRG Energy, Inc., 6.25%, 7/15/22		5,622	5,706,330

Corporate Bonds		Par (000)	Value
United States (continued)
Nuance Communications, Inc., 5.38%, 8/15/20 (a)	USD	4,525	$4,547,625
Oracle Corp.:
3.90%, 5/15/35		7,496	6,971,220
4.13%, 5/15/45		7,567	7,016,894
PSPC Escrow Corp., 6.00%, 1/02/23	EUR	3,130	3,525,778
QUALCOMM, Inc., 4.65%, 5/20/35	USD	17,228	16,676,738
Realogy Group LLC, 7.63%, 1/15/20 (a)		2,709	2,868,831
Reynolds American, Inc.:
3.25%, 6/12/20		8,068	8,172,093
4.45%, 6/12/25		1,552	1,581,210
Reynolds Group Issuer, Inc.:
9.88%, 8/15/19		461	484,050
6.88%, 2/15/21		1,305	1,360,463
Rosetta Resources, Inc., 5.63%, 5/01/21		1,713	1,820,063
The Ryland Group, Inc., 1.63%, 5/15/18 (g)		16,000	24,270,000
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		3,614	3,686,280
5.63%, 4/15/23		947	943,742
5.75%, 5/15/24		8,215	8,184,194
Sabine Pass LNG LP, 7.50%, 11/30/16		8,575	9,025,273
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		1,172	1,198,124
Sealed Air Corp., 4.50%, 9/15/23	EUR	2,450	2,764,847
Service Corp. International, 7.00%, 6/15/17	USD	5,623	6,044,725
SESI LLC, 7.13%, 12/15/21		7,261	7,696,660
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		4,105	4,635,612
Sprint Corp., 7.88%, 9/15/23		24,060	23,465,718
SunGard Data Systems, Inc., 6.63%, 11/01/19		1,900	1,961,750
TA MFG Ltd., 3.63%, 4/15/23	EUR	1,300	1,410,086
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)	USD	706	695,410
Tenet Healthcare Corp.:
6.00%, 10/01/20		3,781	4,031,491
8.13%, 4/01/22		7,264	7,943,184
Time Warner Cable, Inc.:
5.00%, 2/01/20		6,218	6,713,034
4.13%, 2/15/21		16,853	17,399,796
4.00%, 9/01/21		14,322	14,703,481
T-Mobile USA, Inc.:
5.25%, 9/01/18		5,622	5,776,605
6.63%, 4/28/21		3,160	3,278,500
6.73%, 4/28/22		5,680	5,921,400
TransDigm, Inc., 6.00%, 7/15/22		8,120	8,018,500
Transocean, Inc., 6.50%, 11/15/20		3,300	3,056,625
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 2/15/23		23,463	24,577,557
United Rentals North America, Inc.:
7.63%, 4/15/22		1,454	1,573,955
5.50%, 7/15/25		5,252	5,074,745
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/21 (a)		4,362	4,547,385
4.50%, 5/15/23	EUR	21,280	22,974,372
6.13%, 4/15/25 (a)	USD	23,138	23,803,217
VWR Funding, Inc., 7.25%, 9/15/17		6,870	7,101,863
Wells Fargo & Co., 3.90%, 5/01/45		19,245	17,319,595
Williams Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22		1,635	1,737,187
4.88%, 5/15/23		1,060	1,045,595

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (concluded)
XPO Logistics, Inc.:
5.75%, 6/15/21	EUR	2,650	$2,907,242
6.50%, 6/15/22 (a)	USD	2,925	2,862,844
Zayo Group LLC/Zayo Capital, Inc., 10.13%, 7/01/20		972	1,085,491

			1,721,822,745
Vietnam — 0.1%
Vietnam Joint Stock Commercial Bank for Industry and Trade, 8.00%, 5/17/17		2,550	2,652,000
Vingroup JSC:
5.00%, 4/03/17 (g)		4,900	6,370,000
11.63%, 5/07/18		7,030	7,240,900

			16,262,900
Total Corporate Bonds — 14.9%			4,583,836,274

Floating Rate Loan Interests (b)
Austria — 0.0%
Constantinople Luxembourg I S.à r.l.:
Facility B1 (EUR), 4.75%, 4/30/22	EUR	3,290	3,680,815
Facility B2 (EUR), 4.75%, 4/30/22		491	549,474

			4,230,289
China — 0.0%
Kunlun Energy Co. Ltd., 5/13/25	USD	10,000	9,675,200
Denmark — 0.0%
Nassa Midco AS, Facility B (EUR), 4.25%, 7/09/21	EUR	8,700	9,664,199
France — 0.0%
Numericable Group SA, Euro Denominated Tranche B-1 Loan, 4.50%, 5/21/20		6,050	6,744,409
Vivarte, Bond, 4.00%, 10/29/19		3,200	3,665,634

			10,410,043
Germany — 0.1%
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Facility B1 (EUR), 5.50%, 1/17/22		1,117	1,248,240
Douglas Holding AG, Term Loan B, 5.00%, 6/24/22		7,189	7,974,598
PAW Luxco II S.à r.l. (Jack Wolfskin), Facility B, 5.00%, 7/29/18		4,461	4,452,208
Schaeffler AG (FKA named INA Beteiligungsge-sellschaft mit beschränkter Haftung), Facility B-EUR, 4.25%, 5/15/20		2,985	3,318,915
Springer SBM Two GmbH, Term Loan B-8, 4.75%, 8/14/20		3,880	4,328,658
Xella International SA, Facility G, 3.75%, 3/31/19		4,390	4,894,201

			26,216,820
Italy — 0.1%
Sit SpA, Medium Term Facility B, 5.52%, 4/30/20		12,000	13,110,660
Luxembourg — 0.2%
Altice Financing SA, Euro Denominated Tranche Loan, 5.25%, 2/04/22		6,795	7,581,707
Antelope Bidco SA, Facility B (First Lien), 5.00%, 4/01/22		3,180	3,496,483
BSN Medical Luxembourg Finance Holding S.àr.l., Term Loan C2, 3.00%, 8/28/19		3,150	3,501,916
ConvaTec, Inc., Euro Term Loan, 3.25%, 12/22/16		2,840	3,163,014
INEOS Finance PLC, 2020 Euro Term Loan, 4.00%, 12/15/20		9,426	10,328,851

Floating Rate Loan Interests (b)	Par (000)		Value
Luxembourg (concluded)
Kleopatra Holdings 2 SCA:
Initial Erste Euro Term Loan, 5.00%, 4/28/20	EUR	1,828	$2,039,451
Initial GmbH Euro Term Loan, 5.00%, 4/28/20		1,617	1,804,824
SIG Combibloc Holdings SCA (FKA Onex Wizard Acquisition Co. II SCA), Initial Euro Term Loan, 4.25%, 3/11/22		17,207	19,181,394

			51,097,640
Netherlands — 0.2%
Action Holding BV (FKA Peer Holdings BV), Term B (A2), 4.50%, 1/13/21		3,472	3,863,379
Amaya Holdings BV, Initial Term B Loan (Second Lien), 8.00%, 8/01/22	USD	22,963	23,135,223
Charger OpCo BV, Term B-1 EUR Loan, 0.00%, 7/23/21	EUR	7,870	8,786,696
Maxeda DIY Holding BV, Facility D1, 5.00%, 6/27/17		169	179,440
Yellow Maple Holding BV, Term Loan B (First Lien), 4.00%, 9/17/21		3,780	4,208,873
Ziggo BV:
EUR B1 Facility, 3.75%, 1/15/22		4,189	4,636,069
EUR B2 Facility, 3.75%, 1/15/22		2,699	2,986,621
EUR B3 Facility, 3.75%, 1/15/22		7,583	8,391,364

			56,187,665
Spain — 0.1%
Car Rentals Subsidiary, S.L.U. (aka Goldcar), Facility B, 6.50%, 6/18/20		13,590	14,734,191
United Kingdom — 0.1%
Bestway UK Holdco Ltd., Facility B, 5.26%, 10/06/21	GBP	4,570	7,192,558
Iglo Foods Holdco Ltd. (FKA BEIG Holdco Ltd.), Facility C2, 4.76%, 6/30/20		1,707	2,678,039
Nelson Bidco Ltd.:
Initial Term Loan (First Lien), 5.32% - 5.43%, 12/10/21		7,925	12,436,787
Initial Term Loan (Second Lien), 8.25%, 12/09/22		3,980	6,288,743
Saga Mid Co. Ltd., Facility A, 2.76%, 4/25/19		2,946	4,479,086
Virgin Media Investment Holdings Ltd., E Facility, 4.25%, 6/30/23		3,295	5,138,407
Yellow Maple Holding BV, Facility B3, 5.07%, 9/23/21		2,160	3,388,414

			41,602,034
United States — 1.9%
300 N Sepulveda Owner LLC, Term B Note, 10.00%, 9/01/15	USD	4,882	4,881,552
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		7,172	6,909,922
Allnex (Luxembourg) & Cy SCA, Tranche B-1 Term Loan, 4.50%, 10/03/19		635	635,357
Allnex USA, Inc., Tranche B-2 Term Loan, 4.50%, 10/03/19		330	329,656
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 3.50%, 8/22/17		3,935	3,922,232
A-R HHC Orlando Convention Hotel LLC, Mezzanine Loan, 6.44%, 8/07/21		15,000	15,000,000
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		2,212	2,204,391

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 201531	31

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
United States (continued)
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18	USD	2,298	$1,953,141
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan, 3.75%, 5/06/21		4,096	4,099,409
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		2,234	2,229,696
BJ’s Wholesale Club, Inc., New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		978	976,557
BRE/Lauderdale Grande LLC, Mezzanine Term Loan, 5.93%, 7/09/19		7,000	7,000,000
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		21,828	19,743,064
CHS/Community Health Systems, Inc.:
Incremental 2019 Term G Loan, 3.75%, 12/31/19		9,989	9,985,994
Incremental 2021 Term H Loan, 4.00%, 1/27/21		18,379	18,398,038
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), Term B Loan, 2.69%, 4/17/20		8,041	7,948,510
Dallas Design District, Mezzanine, 6.88%, 11/25/16		9,000	9,000,000
Dell International LLC:
Term B-2 Loan, 4.00%, 4/29/20		6,050	6,048,911
Term C Loan, 3.75%, 10/29/18		9,190	9,179,282
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18		15,320	15,285,581
FCA U.S. LLC (FKA Chrysler Group LLC), Term Loan B, 3.50%, 5/24/17		21,846	21,789,199
First Data Corp.:
2018 New Dollar Term Loan, 3.69%, 3/23/18		25,056	24,952,713
2018B Second New Term Loan, 3.69%, 9/24/18		1,220	1,215,645
Freescale Semiconductor, Inc.:
Tranche B-4 Term Loan, 4.25%, 2/28/20		23,110	23,116,735
Tranche B5 Term Loan, 5.00%, 1/15/21		8,097	8,118,737
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		22,551	22,184,983
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		33,652	33,576,143
The Hertz Corp.:
Tranche B-1 Term Loan, 4.00%, 3/11/18		3,342	3,338,401
Tranche B-2 Term Loan, 3.50%, 3/11/18		4,810	4,777,924
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		23,418	23,422,106
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		11,593	11,594,870
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		24,748	24,536,660
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		14,962	14,957,616
Tranche B-II 2022 Term Loan, 3.50%, 5/31/22		4,750	4,713,377
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		9,635	9,582,186
Numericable U.S. LLC:
Dollar Denominated Tranche B-1 Loan, 4.50%, 5/21/20		10,122	10,143,873
Dollar Denominated Tranche B-2 Loan, 4.50%, 5/21/20		8,760	8,779,185

Floating Rate Loan Interests (b)	Par (000)		Value
United States (concluded)
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC), Term Loan, 5.00%, 10/25/17	USD	1,308	$910,616
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		979	977,510
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.00%, 12/05/18		965	962,991
PT MNC Sky Vision Tbk, Term Loan Facility, 4.54%, 11/19/16		11,000	10,835,000
Realogy Group LLC (FKA Realogy Corp.):
Extended Synthetic Commitment, 0.04% - 4.40%, 10/10/16		96	95,534
Initial Term B Loan 2014, 3.75%, 3/05/20		948	945,619
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.50%, 12/01/18		11,370	11,400,813
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		360	363,377
Tranche 2 Term Loan (Second Lien), 4.88%, 6/21/21		16,280	16,274,953
Spectrum Brands, Inc., Euro Term Loan, 2.75%, 6/23/22	EUR	2,740	3,045,775
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19	USD	18,749	18,661,218
Staples, Inc., Term Loan (First Lien), 2.75%, 4/23/21		23,900	23,845,269
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		24,674	24,642,742
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche E Term Loan, 4.00%, 3/08/20		850	849,100
Telenet International Finance SA, Term Loan AA, 3.50%, 5/01/23		7,030	6,976,150
Thor 680 Madison Ave Mezz LLC, Loan, 5.40%, 8/09/16		15,000	15,000,000
Trans Union LLC, 2015 Term B-2 Loan, 3.75%, 4/09/21		17,333	17,167,534
Univision Communications, Inc.:
2013 Incremental Term Loan, 4.00%, 3/01/20		7,700	7,636,427
Replacement First-Lien Term Loan, 4.00%, 3/01/20		5,179	5,132,603
Virgin Media Investment Holdings Ltd., F Facility, 3.50%, 6/30/23		1,730	1,711,695
Walton Portland Mezz Holdings VI LLC, Loan, 6.94%, 7/08/16		7,200	7,200,000
Zayo Group LLC (Zayo Capital, Inc.), 2021 Term Loan, 3.75%, 5/06/21		17,370	17,208,113

			588,374,685
Total Floating Rate Loan Interests — 2.7%			825,303,426

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
Argentina — 0.1%
YPF SA, 8.50%, 7/28/25 (a)	USD	28,156	$27,874,440
Brazil — 0.1%
Petrobras Global Finance BV:
5.88%, 3/01/18		5,000	5,100,000
6.25%, 12/14/26	GBP	2,860	3,984,596
5.38%, 10/01/29		1,310	1,665,761
6.63%, 1/16/34		3,525	4,704,383
7.25%, 3/17/44	USD	7,827	7,266,274

			22,721,014
China — 0.1%
Bluestar Finance Holdings Ltd., 4.38%, 6/11/20		7,500	7,511,250
CDBL Funding 1, 4.25%, 12/02/24		12,950	12,648,265
China Construction Bank Corp., 3.88%, 5/13/25 (b)		8,000	7,966,800
CNOOC Finance 2012 Ltd., 5.00%, 5/02/42		4,065	4,260,140
COSCO Finance 2011 Ltd., 4.00%, 12/03/22		3,650	3,635,615
Sinopec Group Overseas Development 2015 Ltd., 4.10%, 4/26/45		5,500	5,056,700

			41,078,770
Colombia — 0.0%
Ecopetrol SA, 7.38%, 9/18/43		5,000	5,241,000
Germany — 0.1%
HSH Nordbank AG:
0.79%, 2/14/17 (b)	EUR	18,081	14,692,904
0.83%, 2/14/17 (b)		6,000	4,883,052

			19,575,956
Hong Kong — 0.0%
King Power Capital Ltd., 5.63%, 11/03/24	USD	5,816	6,064,343
India — 0.0%
Power Grid Corp. of India Ltd.:
9.30%, 9/04/24	INR	240,000	3,944,619
9.30%, 9/04/29		200,000	3,322,173

			7,266,792
Indonesia — 0.0%
Pelabuhan Indonesia II PT:
4.25%, 5/05/25	USD	6,000	5,639,400
5.38%, 5/05/45		1,000	875,250

			6,514,650
Ireland — 0.0%
ESB Finance Ltd., 2.13%, 6/08/27	EUR	5,105	5,574,181
Italy — 0.0%
CDP Reti SpA, 1.88%, 5/29/22		4,000	4,440,233
Malaysia — 0.1%
1MDB Global Investments Ltd., 4.40%, 3/09/23	USD	23,700	20,826,375
Mongolia — 0.1%
Development Bank of Mongolia LLC, 5.75%, 3/21/17		5,000	4,900,000
Trade & Development Bank of Mongolia LLC, 9.38%, 5/19/20		10,900	11,617,002

			16,517,002
Russia — 0.1%
Gazprom OAO Via Gaz Capital SA:
6.21%, 11/22/16 (a)(j)		5,000	5,175,000
6.51%, 3/07/22 (a)(j)		5,000	5,007,500
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.20%, 3/06/22		5,000	4,262,500

			14,445,000

Foreign Agency Obligations	Par (000)		Value
Singapore — 0.0%
BOC Aviation Pte. Ltd., 3.00%, 3/30/20	USD	4,000	$3,936,200
South Korea — 0.0%
Minera y Metalurgica del Boleo SA de CV, 2.88%, 5/07/19		10,000	10,094,620
Sri Lanka — 0.0%
SriLankan Airlines Ltd., 5.30%, 6/27/19		3,550	3,479,000
Switzerland — 0.1%
Zuercher Kantonal bank, 2.63%, 6/15/27 (b)	EUR	16,315	18,061,490
United Arab Emirates — 0.0%
National Bank of Abu Dhabi PJSC, 5.00%, 3/07/18	AUD	9,900	7,935,006
Total Foreign Agency Obligations — 0.8%			241,646,072

Foreign Government Obligations
Argentina — 0.1%
Republic of Argentina:
7.00%, 10/03/15	USD	7,914	7,878,229
8.75%, 5/07/24		21,000	20,286,000

			28,164,229
Brazil — 0.2%
Federative Republic of Brazil:
4.25%, 1/07/25		45,567	43,994,939
5.63%, 1/07/41		24,185	23,096,675

			67,091,614
Germany — 0.8%
Bundesrepublik Deutschland, 2.50%, 8/15/46	EUR	56,521	77,168,953
Deutsche Bundesrepublik Inflation Linked Bonds:
0.10%, 4/15/23		6,800	8,379,705
0.10%, 4/15/26		139,728	168,933,479

			254,482,137
Greece — 0.1%
Hellenic Republic:
4.75%, 4/17/19		37,870	23,228,549
3.00%, 2/24/23 (c)		429	210,832
3.00%, 2/24/24 (c)		3,133	1,481,656
3.00%, 2/24/25 (c)		429	198,603
3.00%, 2/24/26 (c)		429	191,125
3.00%, 2/24/27 (c)		429	188,486
3.00%, 2/24/28 (c)		429	190,652
3.00%, 2/24/29 (c)		429	187,515
3.00%, 2/24/30 (c)		429	186,926
3.00%, 2/24/31 (c)		429	186,526
3.00%, 2/24/32 (c)		429	183,560
3.00%, 2/24/33 (c)		429	178,675
3.00%, 2/24/34 (c)		429	182,974
3.00%, 2/24/35 (c)		429	179,112
3.00%, 2/24/36 (c)		429	181,281
3.00%, 2/24/37 (c)		429	183,633
3.00%, 2/24/38 (c)		429	183,203
3.00%, 2/24/39 (c)		429	179,354
3.00%, 2/24/40 (c)		429	182,758
3.00%, 2/24/41 (c)		429	182,269
3.00%, 2/24/42 (c)		429	183,466

			28,251,155
India — 0.3%
Republic of India, 7.16%, 5/20/23	INR	7,000,000	104,811,259

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	33

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Indonesia — 0.3%
Perusahaan Penerbit SBSN Indonesia III, 4.33%, 5/28/25 (a)	USD	34,086	$33,192,947
Republic of Indonesia:
5.38%, 10/17/23 (a)		18,219	19,608,199
5.88%, 1/15/24 (a)		3,109	3,435,445
4.13%, 1/15/25		10,600	10,401,250
6.63%, 2/17/37 (a)		12,243	13,834,590

			80,472,431
Italy — 3.7%
Buoni Poliennali Del Tesoro:
2.45%, 3/26/16	EUR	73,622	83,370,820
2.55%, 10/22/16		98,410	112,698,067
2.25%, 4/22/17		37,505	43,130,660
4.75%, 6/01/17		141,163	170,264,944
2.15%, 11/12/17		21,645	25,041,088
3.50%, 6/01/18		110,355	133,139,325
1.35%, 4/15/22		77,555	84,231,623
5.50%, 9/01/22		16,160	22,332,933
5.50%, 11/01/22		4,910	6,776,290
1.50%, 6/01/25		65,154	67,520,080
3.10%, 9/15/26		29,870	41,611,730
Buoni Poliennali Del Tesoro Inflation Linked Bond:
2.35%, 9/15/19		184,850	247,269,137
2.10%, 9/15/21		71,805	94,127,197

			1,131,513,894
Japan — 1.0%
Government of Japan (20 Year), 1.50%, 6/20/34	JPY	36,717,850	318,695,997
Mexico — 1.3%
United Mexican States:
4.75%, 6/14/18	MXN	2,434,352	155,511,223
8.50%, 12/13/18		646,850	45,892,994
5.00%, 12/11/19		511,300	32,261,851
4.00%, 10/02/23	USD	30,490	31,328,475
8.00%, 12/07/23	MXN	1,240,000	89,150,537
6.05%, 1/11/40	USD	2,578	2,926,030
4.75%, 3/08/44		31,002	29,451,900
5.55%, 1/21/45		8,736	9,292,920

			395,815,930
Mongolia — 0.0%
Mongolian People’s Republic:
7.50%, 6/30/18	CNY	20,000	3,193,033
5.13%, 12/05/22	USD	337	304,143

			3,497,176
Netherlands — 0.4%
Kingdom of the Netherlands, 1.25%, 1/15/18 (a)	EUR	100,000	115,401,681
New Zealand — 0.1%
New Zealand Government Bonds:
3.00%, 9/20/30	NZD	20,941	15,984,019
2.50%, 9/20/35		18,524	12,957,233

			28,941,252
Portugal — 0.8%
Portugal Obrigacoes do Tesouro OT:
3.85%, 4/15/21	EUR	51,513	63,015,363
2.88%, 10/15/25		4,000	4,418,649
3.88%, 2/15/30 (a)		26,380	31,000,867
Republic of Portugal:
5.13%, 10/15/24	USD	5,765	5,880,761

Foreign Government Obligations	Par (000)		Value
Portugal (concluded)
4.10%, 2/15/45	EUR	131,657	$152,191,253

			256,506,893
Russia — 0.2%
Russian Federation:
7.60%, 7/20/22	RUB	484,715	7,395,670
7.00%, 8/16/23		2,574,980	37,072,060

			44,467,730
Slovenia — 0.8%
Republic of Slovenia:
4.13%, 2/18/19 (a)	USD	33,661	35,007,440
4.13%, 1/26/20	EUR	2,400	3,009,565
5.50%, 10/26/22 (a)	USD	47,704	52,901,350
5.85%, 5/10/23		38,080	43,085,616
5.25%, 2/18/24 (a)		86,166	93,920,940
4.63%, 9/09/24	EUR	20,285	26,786,838

			254,711,749
Spain — 1.0%
Kingdom of Spain:
2.10%, 4/30/17		37,943	43,615,626
4.10%, 7/30/18		26,086	32,100,746
5.40%, 1/31/23		16,490	22,837,597
4.40%, 10/31/23		3,447	4,515,479
2.75%, 10/31/24		29,653	34,372,792
1.60%, 4/30/25		153,758	161,286,653

			298,728,893
Sri Lanka — 0.0%
Republic of Sri Lanka:
6.25%, 10/04/20	USD	6,750	6,910,650
6.25%, 7/27/21		2,460	2,506,125

			9,416,775
United Kingdom — 0.4%
United Kingdom, 3.50%, 1/22/45	GBP	61,077	111,019,471
Total Foreign Government Obligations — 11.5%			3,531,990,266

Investment Companies	Shares
iShares Gold Trust (f)(k)(l)		10,300,000	116,802,000
iShares iBoxx $ High Yield Corporate Bond ETF (k)		2,301,790	204,398,952
SPDR Gold Shares (f)(l)		1,432,454	160,964,856
Total Investment Companies — 1.6%			482,165,808

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 2.8%
Ireland — 0.0%
Bluestep Mortgage Securities No.2 Ltd., 2.05%, 11/10/55 (b)	SEK	49,265	5,943,804
Italy — 0.0%
Berica 8 Residential Mbs Srl, Series 8, Class A, 0.29%, 3/31/48 (b)	EUR	2,679	2,932,755

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
United Kingdom — 0.1%
Auburn Securities 5 PLC, Series 5, Class A2, 0.83%, 12/01/41 (b)	GBP	4,996	$7,579,947
Eurosail-UK PLC, Series 2007-4X, Class A3, 1.52%, 6/13/45 (b)		2,105	3,249,229
Gemgarto PLC, Series 2015-1, Class X1, 4.04%, 2/16/47 (b)		1,300	2,042,612
Granite Master Issuer PLC:
Series 2006-2, Class A5, 0.14%, 12/20/54 (b)	EUR	1,781	1,979,445
Series 2007-2, Class 3A2, 0.14%, 12/17/54 (b)		1,942	2,158,096
Grifonas Finance PLC, Series 1, Class A, 0.39%, 8/28/39 (b)		6,301	3,617,952
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, 0.46%, 1/15/39 (b)	USD	4,552	4,181,606

			24,808,887
United States — 2.7%
Adjustable Rate Mortgage Trust, Series 2005-12, Class 4A1, 3.26%, 3/25/36 (b)		13,167	9,870,838
American Home Mortgage Investment Trust, Series 2006-1, Class 2A3, 2.17%, 12/25/35 (b)		2,185	1,529,454
BCAP LLC Trust, Series 2010-RR11, Class 4A1, 2.55%, 3/27/47 (a)(b)		8,062	7,440,326
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, 2.72%, 3/25/35 (b)		168	162,196
Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, 0.50%, 11/25/36 (b)		6,898	5,232,384
Bear Stearns Asset Backed Securities I Trust:
Series 2005-AC9, Class A5, 5.75%, 12/25/35 (c)		7,150	6,366,625
Series 2006-AC1, Class 1A2, 5.75%, 2/25/36 (c)		8,076	6,707,552
Countrywide Alternative Loan Trust:
Series 2005-61, Class 2A2, 0.56%, 12/25/35 (b)		9,490	6,782,439
Series 2005-72, Class A3, 0.48%, 1/25/36 (b)		6,197	5,008,586
Series 2005-80CB, Class 4A1, 6.00%, 2/25/36		13,061	11,055,628
Series 2006-23CB, Class 2A5, 0.58%, 8/25/36 (b)		16,193	8,086,800
Series 2006-25CB, Class A2, 6.00%, 10/25/36		232	208,943
Series 2006-34, Class A3, 0.88%, 11/25/46 (b)		11,399	6,309,624
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37		6,274	5,262,945
Series 2006-J7, Class 2A1, 2.20%, 11/20/36 (b)		12,717	9,176,254
Series 2006-OA10, Class 2A1, 0.37%, 8/25/46 (b)		22,556	17,061,767
Series 2006-OA11, Class A4, 0.37%, 9/25/46 (b)		10,093	8,300,496
Series 2006-OA14, Class 1A1, 1.88%, 11/25/46 (b)		31,376	26,474,302
Series 2006-OA21, Class A1, 0.38%, 3/20/47 (b)		11,332	8,923,842
Series 2006-OA3, Class 1A1, 0.38%, 5/25/36 (b)		1,909	1,565,157

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Series 2006-OA3, Class 2A1, 0.39%, 5/25/36 (b)	USD	11,751	$9,435,198
Series 2006-OA6, Class 1A2, 0.39%, 7/25/46 (b)		20,538	17,792,338
Series 2007-22, Class 2A16, 6.50%, 9/25/37		30,709	24,370,028
Series 2007-25, Class 1A3, 6.50%, 11/25/37		45,453	39,274,997
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37		697	628,597
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37		9,192	7,364,969
Series 2007-OA2, Class 1A1, 0.99%, 3/25/47 (b)		29,961	22,509,412
Series 2007-OA3, Class 1A1, 0.32%, 4/25/47 (b)		9,282	7,732,847
Series 2007-OA6, Class A1A, 0.32%, 6/25/37 (b)		12,728	10,787,288
Series 2007-OA7, Class A1B, 0.32%, 5/25/47 (b)		11,139	9,370,315
Series 2007-OA8, Class 2A1, 0.36%, 6/25/47 (b)		6,606	5,174,967
Series 2007-OH3, Class A1A, 0.47%, 9/25/47 (b)		10,115	8,626,005
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-22, Class 2A1, 2.46%, 11/25/35 (b)		4,973	4,213,604
Series 2006-OA4, Class A1, 1.12%, 4/25/46 (b)		49,429	28,317,095
Series 2006-OA5, Class 2A1, 0.38%, 4/25/46 (b)		14,934	12,046,726
Credit Suisse Commercial Mortgage Trust:
Series 2014-4R, Class 16A3, 0.78%, 2/27/36 (a)(b)		3,750	3,133,264
Series 2014-9R, Class 3A1, 1.90%, 11/27/37 (a)(b)		16,819	15,702,250
Series 2014-9R, Class 6A1, 0.33%, 3/27/36 (a)(b)		9,816	9,025,372
Credit Suisse Mortgage Capital Certificates:
Series 2008-2R, Class 1A1, 6.00%, 7/25/37 (a)		13,042	11,672,224
Series 2011-2R, Class 1A1, 2.43%, 3/27/37 (a)(b)		2,287	2,247,723
Series 2011-4R, Class 5A1, 2.70%, 5/27/36 (a)(b)		3,551	3,555,996
Series 2011-4R, Class 6A1, 2.41%, 5/27/36 (a)(b)		1,148	1,143,970
Series 2011-5R, Class 2A1, 2.76%, 8/27/46 (a)(b)		6,177	6,046,156
Series 2011-5R, Class 3A1, 2.90%, 9/27/47 (a)(b)		1,639	1,595,944
Series 2011-6R, Class 6A1, 2.79%, 8/28/36 (a)(b)		4,204	4,083,002
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		18,060	17,489,839
Series 2015-4R, Class 1A2, 0.34%, 11/25/22 (a)(b)		2,334	1,977,610
Series 2015-4R, Class 1A4, 0.34%, 5/25/28 (a)(b)		6,805	3,700,219
Series 2015-5R, Class 3A1, 4.45%, 1/29/37 (a)		10,103	10,102,801

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	35

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Series 2015-6R, Class 5A1, 4.75%, 1/27/37 (a)	USD	8,130	$7,560,900
Series 2015-6R, Class 5A2, 0.48%, 10/27/36 (a)		12,196	6,483,065
Series 2015-PR1, Class A-1, 3.50%, 2/25/55 (a)(c)		13,588	13,078,834
Deutsche Alt-A Securities Mortgage Loan Trust:
Series 2006-OA1, Class A1, 0.38%, 2/25/47 (b)		5,937	4,803,967
Series 2007-OA4, Class 1A1B, 0.31%, 8/25/47 (b)		6,277	5,209,134
Deutsche ALT-A Securities, Inc., Series 2007-RS1, Class A2, 0.68%, 1/27/37 (a)(b)		5,448	8,695,485
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 0.40%, 6/25/37 (b)		10,219	8,552,706
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.64%, 1/25/35 (b)		2,360	2,374,257
Impac CMB Trust, Series 2005-7, Class A1, 0.70%, 11/25/35 (b)		5,929	4,932,869
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX2, Class A1A, 0.35%, 4/25/37 (b)		11,960	10,411,915
JPMorgan Alternative Loan Trust:
Series 2007-A1, Class 1A4, 0.39%, 3/25/37 (b)		13,528	8,954,547
Series 2007-A2, Class 2A1, 3.58%, 5/25/37 (b)		3,428	2,809,808
JPMorgan Madison Avenue Securities Trust, Series 2014-1, Class M2, 4.43%, 11/25/24 (a)(b)		6,269	6,436,557
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1, 2.49%, 7/25/35 (b)		163	163,273
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.28%, 9/01/21 (a)(b)		40,991	41,042,515
Series 2014-2, Class A, 2.18%, 12/01/21 (a)(b)		37,505	37,083,177
Series 2015-1, Class A, 2.18%, 1/01/20 (a)(b)		15,469	15,300,809
Series 2015-2, Class A, 2.18%, 1/01/20 (a)(b)		11,066	10,941,801
Series 2015-3, Class A, 2.18%, 3/01/20 (a)(b)		17,565	17,345,011
MASTR Resecuritization Trust, Series 2008-3, Class A1, 0.62%, 8/25/37 (a)(b)		13,282	9,480,436
Morgan Stanley Resecuritization Trust, Series 2014-R5, Class B1, 0.35%, 11/26/33 (a)(b)		15,487	13,889,646
Nomura Resecuritization Trust, Series 2014-1R, Class 2A1, 0.37%, 2/25/37 (a)(b)		25,960	24,850,412
RBSSP Resecuritization Trust:
Series 2013-4, Class 1A1, 1.67%, 12/26/37 (a)(b)		16,601	15,916,174
Series 2013-5, Class 3A1, 0.54%, 1/26/36 (a)(b)		34,080	31,353,140
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, 0.52%, 6/25/35 (a)(b)		5,676	4,982,477
Series 2005-R3, Class AF, 0.58%, 9/25/35 (a)(b)		7,797	7,065,680

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
United States (concluded)
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-11, Class 1A1, 2.47%, 5/25/35 (b)	USD	2,860	$2,466,440
Series 2007-2, Class 3A3, 2.71%, 4/25/37 (b)		3,360	2,831,082
Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M3, 4.68%, 2/25/24 (b)		3,250	3,350,324
Structured Asset Mortgage Investments II Trust, Series 2006-AR2, Class A1, 0.41%, 2/25/36 (b)		5,082	4,031,742
WaMu Mortgage Pass-Through Certificates Trust:
Series 2006-AR6, Class 2A, 1.11%, 8/25/46 (b)		14,681	10,239,774
Series 2007-OA1, Class 2A, 0.87%, 12/25/46 (b)		15,869	10,642,140
Series 2007-OA5, Class 1A, 0.90%, 6/25/47 (b)		8,176	6,933,223

			810,860,234
Commercial Mortgage-Backed Securities — 6.0%
Cayman Islands — 0.1%
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		2,941	2,911,851
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		15,270	13,857,525

			16,769,376
Ireland — 0.0%
German Residential Funding Ltd., Series 2013-1, Class E, 4.14%, 8/27/24 (b)	EUR	3,678	4,246,296
Talisman-6 Finance PLC, Series 6, Class A, 0.19%, 10/22/16 (b)		5,794	6,398,081
Taurus Ltd., Series 2015-DE2, Class E, 3.50%, 2/01/26 (b)		2,385	2,667,564

			13,311,941
Italy — 0.0%
Fondi Immobili Pubblici Funding SRL, Series 1, Class A2, 1.15%, 1/10/23 (b)		9,411	10,255,723
Taurus IT Srl, Series 2015-IT1, Class A, 1.49%, 2/18/27 (b)		1,644	1,828,144

			12,083,867
United Kingdom — 0.1%
Canary Wharf Finance II PLC:
Series II, Class C2, 1.94%, 10/22/37 (b)	GBP	2,100	3,118,344
Series II, Class D2, 2.67%, 10/22/37 (b)		13,489	20,453,350
Morpheus European Loan Conduit No. 19 PLC, Series 19X, Class C, 1.25%, 11/01/29 (b)		1,189	1,811,841
Taurus PLC, Series 2013-GMF1, Class D, 2.74%, 5/21/24 (b)	EUR	2,318	2,625,174

			28,008,709
United States — 5.8%
Aventura Mall Trust, Series 2013-AVM, Class E, 3.87%, 12/05/32 (a)(b)	USD	7,678	7,503,548
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class F, 3.72%, 4/14/33 (a)(b)		13,630	12,022,955

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Banc of America Commercial Mortgage Trust:
Series 2006-6, Class AJ, 5.42%, 10/10/45	USD	19,321	$19,906,909
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		2,400	2,502,401
Series 2007-3, Class AJ, 5.75%, 6/10/49 (b)		17,310	17,945,537
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		29,004	30,505,189
Banc of America Large Loan, Inc., Series 2006-277A, Class PAJ, 6.50%, 10/10/45 (a)(b)		7,803	7,913,708
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSMZ, Class M, 5.88%, 9/15/18 (a)(b)		19,320	19,319,807
Series 2014-FL1, Class D, 4.19%, 12/15/31 (a)(b)		13,775	13,474,209
Series 2015-ASHF, Class F, 4.19%, 1/15/28 (a)(b)		13,833	13,833,000
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2004-4, Class F, 5.52%, 7/10/42 (a)(b)		5,450	5,578,838
Series 2005-6, Class AJ, 5.33%, 9/10/47 (b)		200	202,325
Banc of America Re-REMIC Trust:
Series 2009-UB1, Class A4B, 5.59%, 6/24/50 (a)(b)		3,300	3,502,620
Series 2010-UB4, Class A4B, 4.94%, 12/20/41 (a)(b)		571	561,278
Barclays Commercial Mortgage Trust:
Series 2014-BXO, Class B, 1.79%, 8/15/27 (a)(b)		8,077	8,063,269
Series 2015-SLP, Class D, 3.39%, 2/15/28 (a)(b)		8,890	8,842,954
Series 2015-VFM, Class A2, 3.38%, 3/15/36 (a)(b)		3,030	3,013,032
Bayview Commercial Asset Trust, Series 2008-4, Class A3, 2.94%, 7/25/38 (a)(b)		10,343	10,240,684
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		4,567	4,635,729
Series 2007-PW17, Class A3, 5.74%, 6/11/50		625	624,460
BHMS Mortgage Trust:
Series 2014-ATLS, Class AFL, 1.68%, 7/05/33 (a)(b)		12,265	12,190,760
Series 2014-MZ, Class M, 7.37%, 7/01/21 (a)(b)		4,945	4,919,978
BLCP Hotel Trust, Series 2014-CLRN, Class F, 3.22%, 8/15/29 (a)(b)		3,360	3,203,579
BWAY Mortgage Trust:
Series 2013-1515, Class F, 4.06%, 3/10/33 (a)(b)		8,303	7,640,553
Series 2015-1740, Class E, 3.95%, 1/10/35 (a)(b)		9,438	8,985,693
BXHTL Mortgage Trust:
Series 2015-JWRZ, Class DR, 2.35%, 5/15/29 (a)(b)		5,200	5,082,693
Series 2015-JWRZ, Class GL, 2.35%, 5/15/29 (a)(b)		7,976	7,589,034

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Carefree Portfolio Trust:
Series 2014-CARE, Class A, 1.51%, 11/15/19 (a)(b)	USD	5,930	$5,944,754
Series 2014-CARE, Class D, 3.44%, 11/15/19 (a)(b)		12,510	12,559,490
Series 2014-CARE, Class E, 4.19%, 11/15/19 (a)(b)		9,760	9,807,697
Series 2014-CMZA, Class MZA, 6.16%, 11/15/19 (a)(b)		2,500	2,502,525
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class EPA, 4.44%, 11/15/19 (a)(b)		15,380	15,415,128
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 3.91%, 4/10/28 (a)(b)		4,840	4,694,974
CG-CCRE Commercial Mortgage Trust:
Series 14-FL1, Class D, 2.94%, 6/15/19 (a)(b)		6,856	6,803,462
Series 14-FL1, Class E, 4.84%, 6/15/19 (a)(b)		4,370	4,337,063
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class E, 3.63%, 5/10/35 (a)(b)		16,906	15,237,192
Series 2014-388G, Class E, 2.52%, 6/15/33 (a)(b)		9,800	9,725,941
Series 2014-GC21, Class D, 5.00%, 5/10/47 (a)(b)		1,665	1,530,092
Series 2014-GC25, Class AS, 4.02%, 10/10/47		10,485	10,754,423
Series 2015-SSHP, Class D, 3.24%, 9/15/27 (a)(b)		2,550	2,549,253
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AJ, 5.38%, 7/15/44 (b)		10,000	10,064,570
Citigroup/Deutsche Bank Mortgage Trust:
Series 2007-CD5, Class AJ, 6.33%, 11/15/44 (b)		14,295	15,376,717
Series 2007-CD5, Class AJA, 6.33%, 11/15/44 (b)		9,515	10,191,212
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AJ, 5.96%, 5/15/46 (b)		4,165	4,284,106
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJ, 5.65%, 12/10/49 (b)		7,460	7,794,171
Series 2007-C9, Class AJFL, 0.88%, 12/10/49 (a)(b)		24,421	23,725,685
Series 2007-C9, Class E, 5.99%, 12/10/49 (b)		1,710	1,734,378
Series 2007-C9, Class G, 5.99%, 12/10/49 (a)(b)		3,130	3,087,570
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		10,335	11,085,838
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,340	2,449,152
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		2,460	2,435,046
Series 2013-300P, Class D, 4.54%, 8/10/30 (a)(b)		750	768,770
Series 2013-CR11, Class D, 5.34%, 10/10/46 (a)(b)		9,330	9,022,586

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	37

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2013-CR12, Class D, 5.25%, 10/10/46 (a)(b)	USD	4,540	$4,396,568
Series 2013-FL3, Class MMHP, 3.79%, 10/13/28 (a)(b)		1,775	1,787,416
Series 2013-FL3, Class RGC1, 3.75%, 10/13/28 (a)(b)		8,190	8,205,807
Series 2013-FL3, Class RGC2, 4.50%, 10/13/28 (a)(b)		11,337	11,339,494
Series 2013-FL3, Class RRI1, 3.44%, 11/13/28 (a)(b)		681	681,670
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		1,635	1,657,228
Series 2014-277P, Class A, 3.73%, 8/10/49 (a)(b)		14,776	15,056,404
Series 2014-CR20, Class A4, 3.59%, 11/10/47		1,594	1,626,634
Series 2014-FL4, Class D, 2.64%, 7/13/31 (a)(b)		3,115	3,100,733
Series 2014-FL5, Class B, 2.33%, 9/15/16 (a)(b)		6,200	6,192,244
Series 2014-FL5, Class D, 4.00%, 10/15/31 (a)(b)		15,675	14,508,764
Series 2014-FL5, Class HFL1, 3.44%, 7/15/16 (a)(b)		6,988	6,725,950
Series 2014-KYO, Class F, 3.69%, 6/11/27 (a)(b)		25,265	25,288,825
Series 2014-PAT, Class D, 2.34%, 8/13/27 (a)(b)		1,447	1,451,586
Series 2014-PAT, Class E, 3.34%, 8/15/27 (a)(b)		2,500	2,487,307
Series 2014-PAT, Class F, 2.63%, 8/15/27 (a)(b)		13,700	13,044,387
Series 2014-PAT, Class G, 1.78%, 8/15/27 (a)(b)		11,827	10,857,777
Series 2014-TWC, Class E, 3.44%, 2/13/32 (a)(b)		28,385	28,423,973
Series 2014-TWC, Class F, 4.44%, 2/13/32 (a)(b)		12,440	12,440,000
Series 2015-3BP, Class A, 3.18%, 2/10/35 (a)		5,580	5,476,781
Series 2015-CR22, Class A5, 3.31%, 3/10/48		2,050	2,039,483
Series 2015-CR23, Class A4, 3.50%, 5/10/48		5,430	5,479,864
Series 2015-CR23, Class CME, 3.81%, 5/10/48 (a)		7,850	7,144,960
Series 2015-CR23, Class D, 4.40%, 5/10/48 (b)		7,980	6,769,849
Series 2015-DC1, Class A5, 3.35%, 2/04/48		5,840	5,828,051
Series 2015-LC19, Class D, 2.87%, 3/12/48 (a)		14,486	11,218,639
Series 2015-LC21, Class A4, 3.71%, 7/10/48		1,890	1,937,687
Core Industrial Trust:
Series 2015-CALW, Class A, 3.04%, 2/10/34 (a)		7,463	7,491,031
Series 2015-CALW, Class G, 3.98%, 2/10/34 (a)(b)		29,865	27,926,761
Credit Suisse Commercial Mortgage Trust:
Series 2006-C4, Class AM, 5.51%, 9/15/39		1,690	1,762,846
Series 2006-C5, Class AM, 5.34%, 12/15/39		7,350	7,713,678
Series 2007-C2, Class A2, 5.45%, 1/15/49 (b)		1	1,284
Series 2007-C3, Class AAB, 5.89%, 6/15/39 (b)		3,003	3,102,018
Series 2007-C4, Class A1AM, 6.15%, 9/15/39 (b)		41,131	44,062,527

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2007-C4, Class AJ, 6.15%, 9/15/39 (b)	USD	18,402	$19,112,906
Series 2007-C4, Class AM, 6.15%, 9/15/39 (b)		11,580	12,391,167
Series 2009-RR1, Class A3C, 5.38%, 2/15/40 (a)		4,235	4,383,416
Series 2014-2R, Class 28A1, 3.00%, 6/29/37 (a)(b)		7,933	7,458,042
Series 2014-SURF, Class E, 3.29%, 2/15/29 (a)(b)		3,420	3,418,389
Series 2014-TIKI, Class D, 2.44%, 9/15/28 (a)(b)		2,170	2,152,440
Series 2014-TIKI, Class E, 3.34%, 9/15/38 (a)(b)		3,260	3,243,938
Series 2015-DEAL, Class A, 1.51%, 4/15/29 (a)(b)		18,860	18,740,975
Credit Suisse Commercial Mortgage Trust Series 2007-C4, Series 2007-C4, Class B, 6.15%, 9/15/39 (a)(b)		3,423	3,427,025
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2005-C2, Class AMFX, 4.88%, 4/15/37		3,736	3,740,172
Series 2005-C3, Class AJ, 4.77%, 7/15/37		611	610,406
Series 2005-C3, Class B, 4.88%, 7/15/37		2,655	2,649,807
Series 2005-C6, Class AJ, 5.23%, 12/15/40 (b)		6,790	6,843,673
Credit Suisse Mortgage Capital Certificates:
Series 2010-UD1, Class B, 5.78%, 12/16/49 (a)(b)		2,700	2,837,970
Series 2014-TIKI, Class F, 4.01%, 9/15/38 (a)(b)		7,650	7,589,481
Series 2015-DEAL, Class D, 3.29%, 4/15/29 (a)(b)		8,100	8,061,549
CSAIL Commercial Mortgage Trust:
Series 2015-C1, Class C, 4.45%, 4/17/50		2,136	2,103,742
Series 2015-C1, Class D, 3.95%, 4/17/50 (a)(b)		2,750	2,349,776
Series 2015-C2, Class A4, 3.50%, 6/15/57		2,720	2,765,612
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.19%, 3/15/18 (a)(b)		2,077	2,077,623
Deutsche Bank Re-REMIC Trust, Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		6,784	6,815,307
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		4,525	4,539,534
FREMF Mortgage Trust, Series 2015-K43, Class C, 3.86%, 2/25/48 (a)(b)		2,385	2,271,488
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class AFL1, 1.48%, 12/15/16 (a)(b)		13,203	13,201,006
Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (a)(b)		1,540	1,419,898
Series 2015-NRF, Class GFX, 3.49%, 12/15/34 (a)(b)		56,861	50,777,897
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class AAB, 5.48%, 12/10/49		329	332,014
GP Portfolio Trust, Series 2014-GPP, Class E, 4.04%, 2/15/27 (a)(b)		17,265	17,290,414
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 6/10/28 (a)(b)		22,857	21,746,836
GS Mortgage Securities Corp Trust:
Series 2013-NYC5, Class F, 3.77%, 1/10/30 (a)(b)		6,935	6,969,287
Series 2013-NYC5, Class G, 3.77%, 1/10/30 (a)(b)		4,445	4,388,184

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class H, 5.71%, 5/03/32 (a)	USD	790	$887,036
Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		9,480	8,983,665
GS Mortgage Securities Trust:
Series 2006-GG6, Class AJ, 5.71%, 4/10/38 (b)		6,000	6,094,272
Series 2013-GC16, Class A4, 4.27%, 11/10/46		6,030	6,505,942
Series 2014-GSFL, Class D, 4.08%, 7/15/31 (a)(b)		17,870	17,696,036
Series 2014-GSFL, Class E, 6.14%, 7/15/31 (a)(b)		2,180	2,157,686
Hilton USA Trust:
Series 2013-HLF, Class EFL, 3.94%, 11/05/30 (a)(b)		4,346	4,345,901
Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		30,979	31,397,805
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class C, 4.71%, 9/15/47 (b)		5,165	5,138,157
Series 2014-C23, Class D, 4.11%, 9/15/24 (a)(b)		11,001	9,519,363
Series 2014-C24, Class D, 4.07%, 11/15/47 (a)(b)		6,060	5,246,736
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-FL4, Class C, 2.39%, 12/15/30 (a)(b)		10,910	10,894,966
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2002-CIB4, Class C, 6.45%, 5/12/34 (a)(b)		5,019	5,175,041
Series 2005-CB12, Class AJ, 4.99%, 9/12/37 (b)		800	802,082
Series 2006-CB15, Class AM, 5.86%, 6/12/43 (b)		8,673	8,828,507
Series 2006-LDP8, Class AJ, 5.48%, 5/15/45 (b)		5,090	5,264,200
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (b)		16,722	17,473,248
Series 2007-CB20, Class B, 6.38%, 2/12/51 (a)(b)		3,424	3,447,389
Series 2007-LDPX, Class AM, 5.46%, 1/15/49 (b)		27,857	28,798,121
Series 2008-C2, Class A4FL, 1.69%, 2/12/51 (b)		8,113	7,992,843
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		736	767,197
Series 2012-WLDN, Class A, 3.91%, 5/05/30 (a)		10,799	11,204,472
Series 2013-LC11, Class C, 3.96%, 4/15/46 (b)		840	827,067
Series 2014-C21, Class D, 4.82%, 8/15/47 (a)(b)		5,262	4,790,104
Series 2014-CBMZ, Class M, 6.41%, 10/15/29 (a)(b)		3,000	3,011,100
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (a)		4,945	5,117,867
Series 2014-DSTY, Class D, 3.93%, 6/10/27 (a)(b)		11,720	11,387,468
Series 2014-DSTY, Class E, 3.93%, 6/10/27 (a)(b)		8,255	7,701,502
Series 2014-FBLU, Class E, 3.68%, 12/15/28 (a)(b)		6,610	6,606,854
Series 2014-FL6, Class A, 1.59%, 11/15/31 (a)(b)		18,640	18,629,767
Series 2014-FL6, Class BAT1, 4.19%, 11/15/31 (a)(b)		5,120	5,120,000

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2014-FL6, Class BAT2, 5.44%, 11/15/31 (a)(b)	USD	773	$772,500
Series 2014-FL6, Class DFW1, 3.69%, 11/15/31 (a)(b)		10,330	9,658,550
Series 2014-FL6, Class DFW2, 4.44%, 11/15/31 (a)(b)		5,640	5,273,400
Series 2014-FL6, Class TLAN, 4.19%, 11/15/31 (a)(b)		1,675	1,675,000
Series 2014-FL6, Class VINE, 4.99%, 11/15/31 (a)(b)		2,490	2,490,000
Series 2014-PHH, Class B, 1.79%, 8/15/27 (a)(b)		9,600	9,605,923
Series 2015-CSMO, Class A, 1.44%, 1/15/32 (a)(b)		9,380	9,347,039
Series 2015-CSMO, Class D, 3.49%, 1/15/32 (a)(b)		5,710	5,722,111
Series 2015-CSMO, Class E, 4.14%, 1/15/32 (a)(b)		12,540	12,573,695
Ladder Capital Commercial Mortgage Trust, Series 2014-909, Class E, 4.03%, 5/15/31 (a)(b)		6,730	6,481,407
LB-UBS Commercial Mortgage Trust:
Series 2005-C3, Class C, 4.92%, 7/15/40 (b)		545	545,096
Series 2005-C7, Class D, 5.35%, 11/15/40 (b)		3,980	4,008,035
Series 2006-C4, Class AJ, 6.05%, 6/15/38 (b)		13,286	13,711,511
Series 2006-C6, Class B, 5.47%, 9/15/39 (b)		5,625	5,692,978
Series 2007-C1, Class AJ, 5.48%, 2/15/40		19,790	20,503,608
Series 2007-C2, Class AM, 5.49%, 2/15/40 (b)		16,960	17,789,378
Series 2007-C6, Class AJ, 6.33%, 7/15/40 (b)		2,331	2,436,047
Series 2007-C6, Class AMFL, 6.11%, 7/15/40 (a)		12,122	12,994,396
Series 2007-C7, Class AJ, 6.46%, 9/15/45 (b)		26,558	28,078,637
Series 2007-C7, Class B, 6.46%, 9/15/45 (b)		4,278	4,325,182
Madison Avenue Trust, Series 2013-650M, Class E, 4.17%, 10/12/32 (a)(b)		11,095	10,887,135
Merrill Lynch Mortgage Trust:
Series 2005-CIP1, Class AJ, 5.14%, 7/12/38 (b)		2,339	2,339,586
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (b)		4,950	4,987,150
Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)		7,227	7,547,699
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class D, 5.06%, 11/15/46 (a)(b)		410	395,748
Series 2014-C19, Class A2, 3.10%, 12/15/47		5,723	5,931,861
Morgan Stanley Capital I Trust:
Series 2005-IQ9, Class AJ, 4.77%, 7/15/56		1,795	1,793,340
Series 2006-HQ9, Class B, 5.83%, 7/12/44 (b)		3,113	3,197,172
Series 2007-HQ11, Class AMFL, 0.36%, 2/12/44 (b)		3,852	3,777,183
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (b)		1,006	1,004,347
Series 2007-HQ12, Class AM, 5.86%, 4/12/49 (b)		14,255	15,048,576

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	39

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2007-HQ12, Class AMFL, 0.60%, 4/12/49 (b)	USD	8,885	$8,644,838
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,915	3,076,103
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (b)		2,872	3,057,335
Series 2007-IQ15, Class AM, 5.91%, 6/11/49 (b)		10,195	10,843,392
Series 2007-T25, Class AM, 5.54%, 11/12/49 (b)		3,720	3,928,915
Series 2014-150E, Class F, 4.30%, 9/09/32 (a)(b)		6,850	6,346,107
Series 2014-CPT, Class F, 3.56%, 7/13/21 (a)(b)		12,617	11,915,861
Series 2014-CPT, Class G, 3.56%, 7/13/29 (a)(b)		2,765	2,597,513
Morgan Stanley Re-REMIC Trust:
Series 2010-GG10, Class A4B, 5.79%, 8/15/45 (a)(b)		5,219	5,553,225
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(d)		26,686	25,218,363
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		4,490	4,478,697
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class D, 4.43%, 10/15/30 (a)(b)		828	791,826
New York Mortgage Securitization Trust, Series 2013-1, Class A, 5.44%, 8/27/24 (a)(b)		17,962	18,051,609
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class F, 5.05%, 2/11/36 (a)(b)		2,607	2,616,186
RAIT Trust, Series 2014-FL3, Class C, 3.57%, 12/17/31 (a)(b)		2,449	2,438,471
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		2,585	2,641,157
Resource Capital Corp. Ltd., Series 2014, Class CR2, 2.69%, 4/15/34 (a)(b)		3,930	3,911,576
SCG Trust, Series 2013-SRP1, Class AJ, 2.14%, 11/15/26 (a)(b)		11,390	11,423,726
Velocity Commercial Capital Loan Trust:
Series 2014-1, Class A, 2.18%, 9/25/44 (a)(b)		12,366	12,402,931
Series 2014-1, Class M1, 4.94%, 9/25/44 (a)(b)		6,821	6,844,873
VNDO Mortgage Trust, Series 2013-PENN, Class E, 4.08%, 12/13/29 (a)(b)		4,115	4,050,053
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C12, Class E, 5.59%, 7/15/41 (b)		1,114	1,111,218
Series 2005-C21, Class A4, 5.43%, 10/15/44 (b)		900	900,720
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		31,100	31,672,977
Series 2006-C28, Class B, 5.67%, 10/15/48 (b)		2,993	2,993,952
Series 2006-WL7A, Class H, 0.59%, 9/15/21 (a)(b)		15,365	15,010,376
Series 2007-C32, Class AMFL, 0.41%, 6/15/49 (a)(b)		3,157	3,079,508
Series 2007-C33, Class AJ, 6.15%, 2/15/51 (b)		25,773	26,644,875
Series 2007-C33, Class B, 6.15%, 2/15/51 (b)		3,800	3,816,731
Wells Fargo Commercial Mortgage Trust:
Series 2013-BTC, Class F, 3.67%, 4/16/35 (a)(b)		18,291	15,638,714

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
Series 2014-TISH, Class SCH2, 3.69%, 1/15/27 (a)(b)	USD	6,248	$6,191,587
Series 2015-C27, Class A5, 3.45%, 2/15/48		5,721	5,758,244
Series 2015-C27, Class C, 3.89%, 2/15/48		9,129	8,495,466
Series 2015-C28, Class A4, 3.54%, 5/15/48		6,270	6,365,806
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		1,195	1,195,441
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class D, 4.59%, 3/15/47 (a)(b)		2,431	2,205,933
WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class B, 4.37%, 9/15/57 (b)		83	86,254

			1,771,031,980
Interest Only Collateralized Mortgage Obligations — 0.0%
United States — 0.0%
Reperforming Loan REMIC Trust, Series 2005-R3, Class AS, 5.60%, 9/25/35 (a)(b)		7,776	1,089,102
Interest Only Commercial Mortgage-Backed Securities — 0.4%
United States — 0.4%
American Homes 4 Rent, Series 2015-SFR1, Class XS, 0.00%, 4/17/45 (a)(b)		24,179	2
CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class XCP, 0.50%, 10/15/16 (a)(b)		338,688	507,693
Citigroup Commercial Mortgage Trust:
Series 2013-SMP, Class XB, 0.45%, 1/12/30 (a)(b)		36,921	314,604
Series 2014-GC19, Class XA, 1.48%, 3/10/47 (b)		32,332	2,487,557
Series 2014-GC23, Class XA, 1.29%, 7/10/47 (b)		143,480	10,664,174
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR2, Class XA, 2.05%, 8/15/45 (b)		27,016	2,491,947
Series 2013-CR13, Class XA, 1.16%, 12/10/23 (b)		132,542	7,129,944
Series 2013-CR6, Class XA, 1.66%, 3/10/46 (b)		40,653	2,418,550
Series 2014-CR18, Class XA, 1.45%, 7/15/47 (b)		47,106	3,496,018
Series 2014-TWC, Class XCP, 1.48%, 2/13/32 (a)(b)		240,975	5,615,199
Series 2015-CR23, Class XA, 1.16%, 5/10/48 (b)		138,720	9,429,353
Commercial Mortgage Trust, Series 2015-LC19, Class XA, 1.38%, 2/10/48 (b)		26,676	2,336,845
Core Industrial Trust:
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		57,480	2,596,372
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (a)(b)		39,860	3,025,374
Credit Suisse Commercial Mortgage Trust, Series 2014-USA, Class X2, 0.19%, 9/17/37 (a)(b)		598,765	5,053,577
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		441,738	2,376,111
Hilton USA Trust, Series 2013-HLT, Class X1FX, 0.10%, 11/05/30 (a)(b)		169,959	67,814
IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 0.00%, 7/25/47 (b)		55,115	4,948,924

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Class XA, 1.23%, 1/15/47 (b)	USD	43,555	$2,557,072
Series 2014-C21, Class XA, 1.28%, 8/15/47 (b)		44,849	3,366,142
Series 2014-C24, Class XA, 1.24%, 11/15/47 (b)		57,936	3,734,527
Series 2015-C28, Class XA, 1.35%, 10/15/48 (b)		33,078	2,495,709
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2015-C27, Class XD, 0.50%, 2/15/48 (a)(b)		31,775	1,197,917
Series 2015-CSMO, Class XCP, 0.11%, 1/15/16 (a)(b)		629,360	377,616
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 1.37%, 11/15/46 (b)		88,990	6,175,551
Series 2014-C19, Class XA, 1.31%, 12/15/47 (b)		71,826	5,092,515
Series 2014-C19, Class XD, 1.34%, 12/15/47 (a)(b)		51,913	4,743,239
Series 2015-C21, Class XB, 0.45%, 3/15/48 (a)(b)		15,696	444,040
Series 2015-C22, Class XA, 1.33%, 5/15/46 (b)		224,184	17,835,381
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.15%, 2/15/48 (b)		55,067	3,916,191
Series 2015-NXS1, Class XA, 1.35%, 5/15/48 (b)		36,844	2,954,677
Series 2015-NXS1, Class XB, 0.50%, 5/15/48 (b)		13,786	535,537
WF-RBS Commercial Mortgage Trust:
Series 2014-C22, Class XA, 1.11%, 9/15/57 (b)		53,797	3,299,725
Series 2014-C23, Class XA, 0.86%, 10/14/57 (b)		74,533	3,339,766
Series 2014-LC14, Class XA, 1.61%, 3/15/47 (b)		88,036	6,986,118

			134,011,781
Total Non-Agency Mortgage-Backed Securities — 9.2%			2,820,852,436

Preferred Securities
Capital Trusts
Belgium — 0.0%
KBC Groep NV, 5.63% (b)(m)	EUR	7,000	7,638,130
China — 0.2%
Bank of China Ltd., 6.75% (b)(m)	CNY	14,000	2,390,002
CCCI Treasure Ltd., 3.50% (b)(m)	USD	12,000	11,908,800
Central Plaza Development Ltd., 8.38% (b)(m)		900	957,367
China Life Insurance Co. Ltd., 4.00%, 7/03/75 (b)		12,500	12,363,125
CITIC Ltd., 8.63% (b)(m)		3,000	3,435,000
CRCC Yupeng Ltd., 3.95% (b)(m)		10,300	10,497,245
Dianjian Haixing Ltd., 4.05% (b)(m)		1,650	1,684,485
Far East Horizon Ltd., 5.55% (b)(m)		4,000	4,098,820
Franshion Capital Ltd., 6.80% (g)(m)		10,000	10,850,000

Preferred Securities	Par (000)		Value
China (concluded)
Industrial & Commercial Bank of China Ltd.:
6.00% (b)(m)	USD	5,050	$5,223,215
6.00% (b)(m)	EUR	5,000	5,822,290

			69,230,349
Denmark — 0.0%
Danske Bank A/S, 5.88% (b)(m)	EUR	3,890	4,320,512
France — 0.3%
AXA SA, 3.88% (b)(m)		4,335	4,772,473
BNP Paribas Cardif SA, 4.03% (b)(m)		6,200	6,635,904
Credit Agricole Assurances SA, 4.25% (b)(m)		11,700	12,522,018
Electricite de France SA:
5.00% (b)(m)		6,200	7,197,206
5.88% (b)(m)	GBP	3,900	6,097,197
Orange SA:
4.00% (b)(m)	EUR	4,750	5,381,600
4.25% (b)(m)		1,018	1,176,060
5.00% (b)(m)		27,817	31,942,505
TOTAL SA:
2.25% (b)(m)		3,395	3,660,929
2.63% (b)(m)		4,785	4,957,050

			84,342,942
Germany — 0.2%
Bayer AG:
2.38%, 4/02/75 (b)		12,145	12,837,808
3.00%, 7/01/75 (b)		5,145	5,804,860
Bertelsmann SE & Co. KGaA, 3.50%, 4/23/75 (b)		2,800	2,853,910
Deutsche Annington Finance BV, 4.00% (b)(m)		4,900	5,434,522
HSH Nordbank AG, 7.25% (m)	USD	11,080	2,991,600
Merck KGaA, 2.63%, 12/12/74 (b)	EUR	2,100	2,288,803
Volkswagen International Finance NV, 3.50%, 12/31/70 (b)(m)		24,700	25,213,838

			57,425,341
Hong Kong — 0.0%
Noble Group Ltd., 6.00% (b)(m)	USD	2,075	1,700,213
India — 0.0%
ICICI Bank Ltd., 6.38%, 4/30/22 (b)		7,000	7,195,370
Ireland — 0.1%
Bank of Ireland, 7.38% (b)(m)	EUR	22,225	24,653,699
Italy — 0.1%
Enel SpA:
5.00%, 1/15/75 (b)		7,330	8,539,600
6.50%, 1/10/74 (b)		3,900	4,738,832
UniCredit SpA, 6.75% (b)(m)		539	581,829

			13,860,261
Japan — 0.0%
Nippon Life Insurance Co., 5.10%, 10/16/44 (b)	USD	4,690	4,906,913
Philippines — 0.0%
Royal Capital BV, 6.25% (b)(m)		5,350	5,624,187
South Korea — 0.0%
Shinsegae Co. Ltd., 2.63%, 5/08/45 (b)		4,350	4,306,717
Woori Bank, 5.00%, 6/10/45 (b)		1,160	1,144,448

			5,451,165

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	41

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities		Par (000)	Value
Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA:
6.75% (b)(m)	EUR	10,600	$11,743,384
7.00% (b)(m)		13,400	14,957,691
9.00% (b)(m)	USD	5,600	6,020,000
Banco Popular Espanol SA:
8.25% (b)(m)	EUR	7,200	7,946,665
11.50% (b)(m)		6,900	8,554,037
Banco Santander SA, 6.25% (b)(m)		7,200	7,884,457
Gas Natural Fenosa Finance BV:
3.38% (b)(m)		15,000	15,155,020
4.13% (b)(m)		6,800	7,536,615
Telefonica Europe BV:
4.20% (b)(m)		7,800	8,837,154
5.00% (b)(m)		3,900	4,522,249
5.88% (b)(m)		700	825,290

			93,982,562
Sweden — 0.0%
Swedbank AB, 5.50% (b)(m)	USD	2,000	1,956,876
Volvo Treasury AB, 4.20%, 6/10/75 (b)	EUR	2,360	2,634,997

			4,591,873
Switzerland — 0.1%
Credit Suisse Group AG, 6.25% (a)(b)(m)	USD	7,925	7,598,094
UBS Group AG:
5.75% (b)(m)	EUR	21,003	23,758,271
7.00% (b)(m)	USD	6,550	6,677,725

			38,034,090
United Arab Emirates — 0.1%
National Bank of Abu Dhabi PJSC, 5.25% (b)(m)		8,200	8,308,650
United Kingdom — 0.2%
Centrica PLC:
3.00%, 4/10/50 (b)	EUR	7,125	7,593,815
5.25%, 4/10/40 (b)	GBP	3,575	5,461,508
Coventry Building Society, 6.38% (b)(m)		1,625	2,463,645
HBOS Capital Funding LP, 6.85% (m)	USD	2,296	2,343,158
Lloyds Banking Group PLC, 6.38% (b)(m)	EUR	8,229	9,449,341
Santander UK Group Holdings PLC, 7.38% (b)(m)	GBP	13,995	21,874,345
SSE PLC, 3.88% (b)(m)		3,550	5,396,620

			54,582,432
United States — 0.5%
Bank of America Corp.:
6.10% (b)(m)	USD	37,353	36,886,087
6.25% (b)(m)		5,750	5,724,873
Capital One Financial Corp., 5.55% (b)(m)		14,219	14,094,584
Citigroup, Inc.:
5.90% (b)(m)		23,384	23,033,240
5.95% (b)(m)		24,561	23,706,277
General Electric Capital Corp., 5.25% (b)(m)		7,900	8,097,500
The Goldman Sachs Group, Inc., 5.38% (b)(m)		12,541	12,389,254
JPMorgan Chase & Co., 5.30% (b)(m)		16,400	16,278,640
MetLife, Inc., 5.25% (b)(m)		7,415	7,350,119

			147,560,574
Total Capital Trusts — 2.1%			633,409,263

Preferred Stocks		Shares	Value
Luxembourg — 0.0%
Concrete Investment II SCA, 0.00% (f)		24,318	$3,578,648
Spain — 0.0%
Santander Finance Preferred SAU, 4.00%		107,000	2,429,970
United Kingdom — 0.0%
Royal Bank of Scotland Group PLC, 6.60%		53,371	1,331,073
Royal Bank of Scotland Group PLC, 6.13%		10,674	262,153

			1,593,226
United States — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(m)		4,900,000	5,212,375
Total Preferred Stocks — 0.0%			12,814,219

Trust Preferreds
Netherlands — 0.0%
RBS Capital Funding Trust V, Series E, 5.90% (m)		285,845	6,926,024
RBS Capital Funding Trust VII, Series G, 6.08% (m)		383,186	9,361,234

			16,287,258
United States — 0.4%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		2,297,305	59,638,038
GMAC Capital Trust I, 8.13%, 2/15/40 (b)		1,932,000	50,193,360

			109,831,398
Total Trust Preferreds — 0.4%			126,118,656
Total Preferred Securities — 2.5%			772,342,138

Taxable Municipal Bonds		Par (000)
Alabama Public School & College Authority RB, 5.00%, 1/01/24	USD	10,000	11,946,600
Alachua County Health Facilities Authority RB, 5.00%, 12/01/44		9,265	9,784,674
American Municipal Power, Inc. RB, 5.00%, 2/15/34		7,290	8,144,315
Arizona Health Facilities Authority RB, 5.00%, 12/01/42		10,000	10,770,000
Bay Area Toll Authority RB, 5.00%, 10/01/54		24,555	26,291,284
Board of Governors of Colorado State University System RB, 5.00%, 3/01/45		2,860	3,169,595
Buckeye Tobacco Settlement Financing Authority RB, 5.88%, 6/01/47		6,800	5,299,580
California Educational Facilities Authority RB, 5.00%, 10/01/32		7,880	9,784,675
California Statewide Communities Development Authority RB, 5.50%, 12/01/54		7,840	8,423,766
Casino Reinvestment Development Authority RB, 5.25%, 11/01/44		9,035	9,275,873
Central Texas Turnpike System RB, 5.00%, 8/15/37		5,890	6,355,015
Chicago Board of Education GO, 5.00%, 12/01/42		12,015	10,465,786
Chicago Midway International Airport RB, 5.00%, 1/01/41		3,210	3,347,709
City of Atlanta, GA Water & Wastewater Revenue RB, 5.00%, 11/01/40		5,680	6,333,484
City of Chicago, IL GO, 5.00%, 1/01/40		3,030	2,804,417

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value
City of Detroit, MI Sewage Disposal System RB, AGM, Series D, 0.78%, 7/01/32 (b)	USD	7,000	$6,180,720
City of Houston, TX Airport System Revenue RB, 5.00%, 7/01/24		3,520	3,981,894
City of Portland, OR Sewer System Revenue RB, 5.00%, 10/01/23		3,555	4,317,299
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		6,400	6,614,656
Commonwealth of Massachusetts RB, 5.00%, 6/15/26		11,150	13,353,240
County of Fairfax, VA GO, 5.00%, 10/01/24		6,560	8,079,099
County of Miami-Dade, FL Aviation Revenue RB:
5.00%, 10/01/30		7,355	8,108,520
5.00%, 10/01/36		7,065	7,629,140
County of Miami-Dade, FL Transit System Sales Surtax Revenue RB, 5.00%, 7/01/42		15,840	17,212,061
County of Miami-Dade, FL Water & Sewer System Revenue RB, 5.00%, 10/01/42		6,510	7,073,896
County of Sacramento, CA Airport System Revenue RB, AGM, 5.25%, 7/01/39		5,395	5,811,170
Dallas/Fort Worth International Airport RB:
5.00%, 11/01/42		12,425	13,014,442
Series A, 5.00%, 11/01/43		25,325	26,455,508
District of Columbia GO:
5.00%, 6/01/30		4,925	5,674,043
5.00%, 6/01/31		5,000	5,735,250
5.00%, 6/01/32		10,800	12,342,888
5.00%, 6/01/38		11,205	12,574,139
District of Columbia Water & Sewer Authority RB, 5.00%, 10/01/27		5,890	6,919,867
Fairfax County Industrial Development Authority RB, 5.00%, 5/15/44		5,000	5,491,700
Florida Department of Environmental Protection RB, 5.00%, 7/01/23		3,585	4,274,503
Health & Educational Facilities Authority of the State of Missouri RB, 5.00%, 1/01/44		10,415	11,547,319
Illinois Finance Authority RB, 5.00%, 8/01/38		8,070	8,827,450
Kansas Development Finance Authority RB, 5.00%, 6/01/46		4,735	5,118,724
Las Vegas Valley Water District GO, 5.00%, 6/01/39		7,800	8,613,072
Long Island Power Authority RB, 5.00%, 9/01/44		10,175	10,997,751
Los Angeles Department of Water & Power RB, 5.00%, 7/01/44		4,535	5,045,324
Los Angeles Unified School District GO, 5.00%, 7/01/22		13,655	16,339,436
Louisiana Public Facilities Authority RB, 5.00%, 10/01/41		5,000	5,256,950
Lower Colorado River Authority RB:
5.00%, 5/15/24		3,685	4,355,117
5.00%, 5/15/26		3,820	4,425,432
5.00%, 5/15/36		4,940	5,379,660
Maryland Health & Higher Educational Facilities Authority RB:
5.00%, 7/01/20		3,430	3,901,831
5.00%, 7/01/21		4,830	5,538,464
5.25%, 7/01/27		4,105	4,679,536
Massachusetts Development Finance Agency RB, 5.00%, 7/01/43		10,045	11,200,075
Massachusetts Educational Financing Authority RB, 5.00%, 1/01/22 (n)		16,440	18,205,492
Metropolitan Transportation Authority RB:
0.00%, 11/15/30 (d)		10,730	6,156,552
5.25%, 11/15/55		13,710	14,949,384
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 5.00%, 10/01/53		7,375	7,629,511
Miami-Dade County Expressway Authority RB, 5.00%, 7/01/39		13,000	14,231,880

Taxable Municipal Bonds		Par (000)	Value
Miami-Dade County School Board Foundation, Inc. Participation Certificate, 5.00%, 11/01/28	USD	9,590	$10,736,101
Michigan Finance Authority RB, 5.00%, 6/01/39		4,160	4,469,379
New Jersey Economic Development Authority RB:
5.00%, 6/15/27		5,885	6,160,948
5.00%, 6/15/29		3,710	3,831,651
5.00%, 6/15/30		3,465	3,560,634
5.00%, 6/15/31		4,900	5,020,785
5.00%, 6/15/38		5,000	5,575,800
New Jersey Health Care Facilities Financing Authority RB, 5.00%, 7/01/44		3,445	3,657,798
New Jersey Transportation Trust Fund Authority RB:
5.00%, 6/15/42		18,360	18,602,168
Series B, 5.00%, 6/15/42		9,485	9,594,552
5.00%, 6/15/44		13,560	13,737,365
New Jersey Transportation Trust Fund Authority RB, AMBAC, 0.00%, 12/15/28 (d)		9,965	5,066,306
New York State Dormitory Authority RB:
5.00%, 3/15/32		6,870	7,904,485
5.00%, 3/15/33		7,000	8,000,090
5.00%, 3/15/36		6,870	7,769,627
5.00%, 3/15/37		6,625	7,401,980
5.00%, 3/15/37		4,115	4,633,901
5.00%, 3/15/38		6,180	6,934,454
5.00%, 3/15/39		9,170	10,282,138
New York State Thruway Authority RB, 5.00%, 1/01/31		5,370	6,081,364
New York State Urban Development Corp. RB:
5.00%, 3/15/23		7,200	8,599,392
5.00%, 3/15/35		16,135	18,104,761
5.00%, 3/15/44		5,880	6,476,526
North Carolina Medical Care Commission RB:
5.00%, 6/01/40		11,865	12,848,490
5.00%, 6/01/45		5,715	6,179,001
Orange County Sanitation District RB:
5.00%, 2/01/29		5,880	6,947,514
5.00%, 2/01/34		4,130	4,782,540
Pennsylvania Economic Development Financing Authority RB:
5.00%, 12/31/22		4,620	5,256,405
5.00%, 12/31/38		7,135	7,511,514
Philadelphia Authority for Industrial Development RB, 5.00%, 7/01/42		4,275	4,707,545
Port Authority of New York & New Jersey RB, 5.00%, 10/15/44		2,385	2,579,974
Private Colleges & Universities Authority RB, 5.00%, 4/01/44		3,790	4,015,619
Pulaski County Public Facilities Board, 5.00%, 12/01/39		10,000	10,705,100
Richland County School District No. 2/SC GO, 5.00%, 2/01/22		6,715	7,962,378
Sales Tax Asset Receivable Corp. RB:
5.00%, 10/15/24		24,185	29,753,113
5.00%, 10/15/25		2,835	3,455,270
5.00%, 10/15/28		14,480	17,227,001
5.00%, 10/15/29		11,395	13,453,507
South Carolina State Public Service Authority RB:
5.00%, 12/01/46		19,980	21,592,386
5.00%, 12/01/48		17,170	18,422,551
South Carolina Transportation Infrastructure Bank RB:
5.00%, 10/01/23 (n)		5,650	6,720,393
5.00%, 10/01/24 (n)		5,365	6,413,965
State of California GO:
5.00%, 10/01/25		5,880	7,031,010

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	43

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value
5.00%, 10/01/37	USD	7,120	$8,035,632
State of Connecticut GO:
5.00%, 3/01/26		6,700	7,744,731
5.00%, 11/15/29		3,780	4,317,327
State of Connecticut Special Tax Revenue RB:
5.00%, 9/01/24		7,015	8,477,978
5.00%, 9/01/33		9,430	10,721,061
State of Louisiana Gasoline & Fuels Tax Revenue RB, 5.00%, 5/01/36		5,595	6,314,069
State of Maryland GO, 5.00%, 8/01/21		7,830	9,323,338
State of Minnesota GO, 5.00%, 8/01/24		10,285	12,585,446
State of Mississippi GO, 5.00%, 10/01/26		5,490	6,607,270
State of New Jersey GO:
5.00%, 6/01/27		12,890	14,701,432
5.00%, 6/01/31		10,000	11,158,900
5.00%, 6/01/32		17,135	19,030,131
State of North Carolina RB:
5.00%, 5/01/24		6,665	8,094,376
5.00%, 5/01/27		5,890	6,955,265
State of Texas GO:
5.00%, 10/01/23		6,180	7,468,839
5.00%, 4/01/30		3,445	3,989,000
State of Washington GO:
5.00%, 7/01/31		14,735	16,984,887
5.00%, 7/01/32		16,250	18,673,525
University of Arizona RB, 5.00%, 8/01/39		6,505	7,194,595
University of California RB, 5.00%, 5/15/37		10,000	11,260,300
University of Kentucky RB:
5.00%, 10/01/21		1,930	2,279,233
5.00%, 10/01/27		11,425	13,548,679
University of Massachusetts Building Authority RB:
5.00%, 11/01/39		5,000	5,539,300
5.00%, 11/01/44		11,420	12,706,349
University of North Carolina at Chapel Hill RB, 3.85%, 12/01/34		8,375	8,306,576
Utah Transit Authority RB, 5.00%, 6/15/24		5,890	7,182,384
Washington Health Care Facilities Authority RB, 5.00%, 10/01/38		6,165	6,722,193
Wisconsin Health & Educational Facilities Authority RB, 5.00%, 8/15/39		5,880	6,302,360
Total Taxable Municipal Bonds — 3.6%			1,127,432,425

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.2%
Fannie Mae:
Series 2014-C02, Class 1M2, 2.78%, 5/25/24 (b)		32,131	28,896,597
Series 2014-C03, Class 1M2, 3.18%, 7/25/24 (b)		4,285	3,978,044
Series 2014-C01, Class M2, 4.58%, 1/25/24 (b)		8,744	9,002,480
Series 2013-C01, Class M2, 5.43%, 10/25/23 (b)		6,000	6,514,494
Freddie Mac:
Series 2014-DN2, Class M3, 3.78%, 4/25/24 (b)		11,000	10,630,499
Series 2014-HQ2, Class M3, 3.93%, 9/25/24 (b)		9,175	8,967,379

			67,989,493

U.S. Government Sponsored Agency Securities	Par (000)		Value
Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2014-M13, Class A2, 3.02%, 8/25/24 (b)	USD	4,820	$4,850,771
Freddie Mac, Series K045, Class A2, 3.02%, 1/25/25		8,200	8,250,455

			13,101,226
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac:
Series K045, Class X1, 0.58%, 1/25/25 (b)		80,984	2,991,855
Series K041, Class X1, 0.69%, 10/25/24 (b)		180,278	7,786,404
Series K718, Class X1, 0.77%, 1/25/22 (b)		146,678	5,421,502
Series K044, Class X1, 0.88%, 1/25/25 (b)		42,401	2,482,060
Series K040, Class X1, 0.88%, 9/25/24 (b)		90,939	5,114,953
Series K042, Class X1, 1.19%, 12/25/24 (b)		43,475	3,496,679
Ginnie Mae:
Series 2014-52, Class AI, 0.83%, 8/16/41		49,800	1,411,331
Series 2009-80, Class IO, 0.86%, 9/16/51 (b)		8,538	504,814
Series 2012-120, Class IO, 0.93%, 2/16/53 (b)		20,477	1,390,420
Series 2014-40, Class AI, 1.00%, 2/16/39		61,649	1,748,987
Series 2013-191, Class IA, 1.23%, 7/16/42		33,440	1,318,211
Series 2013-145, Class SI, 6.07%, 4/16/40 (b)		27,659	3,436,304

			37,103,520
Mortgage-Backed Securities — 63.5%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/30 (o)		229,028	231,802,422
3.00%, 7/01/30-7/01/45 (o)		3,540,012	3,585,996,437
3.50%, 9/01/29-7/01/45 (o)		1,622,860	1,690,833,319
4.00%, 7/01/42-7/01/45 (o)		5,797,474	6,141,936,929
4.50%, 5/01/23-7/01/45 (o)		2,078,146	2,247,792,527
5.00%, 7/01/45 (o)		50	55,234
6.00%, 3/01/38		7	7,587
Freddie Mac Mortgage-Backed Securities:
3.00%, 3/01/35-7/01/35 (o)		648,827	659,903,802
3.50%, 2/01/29-2/01/44 (o)		483,658	510,838,969
4.00%, 7/01/42-8/01/42		132,379	141,269,771
4.50%, 6/01/36-3/01/42		117,476	127,117,733
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/45 (o)		170,500	172,105,193
3.50%, 7/15/45 (o)		739,425	767,413,493
4.00%, 1/20/45-7/15/45 (o)		3,070,665	3,253,742,639

			19,530,816,055
Total U.S. Government Sponsored Agency Securities — 63.9%			19,649,010,294

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.00%, 5/15/45 (p)		104,014	101,933,426
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45		53,899	49,233,186

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/19-7/15/24 (q)	USD	145,814	$146,624,254
0.25%, 1/15/25 (q)(r)		578,626	567,550,141
U.S. Treasury Notes:
1.00%, 5/15/18		11,365	11,377,433
1.38%, 4/30/20		24,292	24,025,898
1.50%, 5/31/20		46,162	45,909,540
2.38%, 8/15/24 (p)(r)		519,315	522,109,690
2.13%, 5/15/25 (p)		270,684	265,778,049
U.S. Treasury Strips, 0.00%, 5/15/36 (p)		69,895	36,060,228
Total U.S. Treasury Obligations — 5.7%			1,770,601,845

Warrants (s)		Shares
Nippon Meat Packers, Inc. (Issued/exercisable 3/10/14, 1 Share for 1 warrant, Expires 8/28/18)		4,000,000	1,025,452
Takashimaya Co. Ltd. (Issued/exercisable 12/11/13, 1 Share for 1 warrant, Expires 11/19/18, Strike Price JPY 104.41)		2,000,000	111,288
Total Warrants — 0.0%			1,136,740
Total Long-Term Investments (Cost — $40,005,359,329) — 128.3%			39,465,307,668

Short-Term Securities		Par (000)
Borrowed Bond Agreements — 5.9%
Barclays Bank PLC, (0.30)%, Open (Purchased on 12/18/14 to be repurchased at EUR 5,115,186, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/26, par and fair value of EUR 3,950,000 and $5,235,377, respectively)	EUR	5,124	5,711,958
Barclays Bank PLC, (0.16)%, Open (Purchased on 12/17/14 to be repurchased at EUR 58,583,468, collateralized by Republic of France, 1.00% due at 7/25/17, par and fair value of EUR 56,770,000 and $64,789,748, respectively)		58,634	65,368,552
Barclays Bank PLC, 0.45%, Open (Purchased on 6/11/15 to be repurchased at GBP 28,753,246, collateralized by United Kingdom Gilt Inflation Linked Bond, 0.13% due at 3/22/44, par and fair value of GBP 22,013,000 and $46,038,909, respectively)	GBP	28,746	45,166,959
Barclays Capital, Inc., (0.75)%, Open (Purchased on 5/01/15 to be repurchased at $15,380,429, collateralized by Rio Tinto Finance USA PLC, 4.13% due at 8/21/42, par and fair value of USD 16,000,000 and $14,385,488, respectively)	USD	15,400	15,400,000
Barclays Capital, Inc., (0.10)%, Open (Purchased on 6/26/15 to be repurchased at $4,437,438, collateralized by Chesapeake Energy Corp., 4.88% due at 4/15/22, par and fair value of USD 5,000,000 and $4,337,500, respectively)		4,438	4,437,500
Barclays Capital, Inc., 0.05%, 7/08/15 (Purchased on 6/24/15 to be repurchased at $562,551,195, collateralized by U.S. Treasury Notes, 2.75% due at 11/15/23, par and fair value of USD 541,555,000 and $562,963,211, respectively)		562,540	562,540,256

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Citigroup Global Markets Ltd., (0.07)%, Open (Purchased on 10/21/13 to be repurchased at EUR 56,623,736, collateralized by Republic of France, 1.00% due at 7/25/17, par and fair value of EUR 56,200,000 and $64,139,226, respectively)	EUR	56,692	$63,202,914
Citigroup Global Markets, Inc., (0.31)%, Open (Purchased on 6/04/15 to be repurchased at $19,250,554, collateralized by U.S. Treasury Notes, 2.00% due at 2/15/25, par and fair value of USD 19,825,000 and $19,261,217, respectively)	USD	19,255	19,255,031
Citigroup Global Markets, Inc., (0.25)%, Open (Purchased on 3/04/15 to be repurchased at $4,570,283, collateralized by T-Mobile USA, Inc., 6.84% due at 4/28/23, par and fair value of USD 4,250,000 and $4,467,813, respectively)		4,574	4,574,063
Citigroup Global Markets, Inc., (0.15)%, Open (Purchased on 6/01/15 to be repurchased at $4,176,378, collateralized by Time Warner Cable, Inc., 4.50% due at 9/15/42, par and fair value of USD 4,760,000 and $3,882,741, respectively)		4,177	4,176,900
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 1/16/15 to be repurchased at $12,790,419, collateralized by Calpine Corp., 5.88% due at 1/15/24, par and fair value of USD 12,072,000 and $12,766,140, respectively)		12,796	12,796,320
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 4/14/15 to be repurchased at $41,848,446, collateralized by ConocoPhillips Co., 4.30% due at 11/15/44, par and fair value of USD 37,966,000 and $36,296,217, respectively)		41,858	41,857,515
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 4/30/15 to be repurchased at $14,573,740, collateralized by BHP Billiton Finance USA Ltd., 5.00% due at 9/30/43, par and fair value of USD 13,000,000 and $13,494,442, respectively)		14,576	14,576,250
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 5/04/15 to be repurchased at $14,369,480, collateralized by Anheuser-Busch InBev Worldwide, Inc., 3.75% due at 7/15/42, par and fair value of USD 15,049,000 and $13,286,822, respectively)		14,372	14,371,795
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 5/29/15 to be repurchased at $7,489,313, collateralized by Virgin Media Finance PLC, 6.38% due at 4/15/23, par and fair value of USD 7,000,000 and $7,236,250, respectively)		7,490	7,490,000
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 6/18/15 to be repurchased at $4,863,223, collateralized by Iron Mountain, Inc., 5.75% due at 8/15/24, par and fair value of USD 4,739,000 and $4,741,962, respectively)		4,863	4,863,399
Deutsche Bank Securities, Inc., 0.00%, 7/01/15 (Purchased on 6/15/15 to be repurchased at $133,818,750, collateralized by U.S. Treasury Notes, 1.50% due at 5/31/20, par and fair value of USD 135,000,000 and $134,261,685, respectively)		133,819	133,818,750

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	45

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Deutsche Bank Securities, Inc., 0.00%, Open (Purchased on 6/25/15 to be repurchased at $3,260,163, collateralized by U.S. Treasury Bonds, 2.50% due at 2/15/45, par and fair value of USD 3,710,000 and $3,265,097, respectively)	USD	3,260	$3,260,163
Deutsche Bank Securities, Inc., 0.08%, 7/20/15		37,154	37,153,699
(Purchased on 5/18/15 to be repurchased at $37,158,653, collateralized by U.S. Treasury Strips, 0.00% due at 2/15/36, par and fair value of USD 67,399,000 and $36,559,239, respectively)
Deutsche Bank Securities, Inc., 0.08%, Open (Purchased on 6/16/15 to be repurchased at $33,294,672, collateralized by U.S. Treasury Notes, 1.88% due at 5/31/22, par and fair value of USD 33,715,000 and $33,340,966, respectively)		33,294	33,293,562
J.P. Morgan Securities LLC, 0.00%, 7/15/15 (Purchased on 6/11/15 to be repurchased at $97,875,000, collateralized by U.S. Treasury Notes, 2.13% due at 5/15/25, par and fair value of USD 100,000,000 and $98,187,500, respectively)		97,875	97,875,000
J.P. Morgan Securities LLC, 0.00%, 7/15/15 (Purchased on 6/12/15 to be repurchased at $97,875,000, collateralized by U.S. Treasury Notes, 2.13% due at 5/15/25, par and fair value of USD 100,000,000 and $98,187,500, respectively)		97,875	97,875,000
J.P. Morgan Securities LLC, 0.00%, 7/01/15 (Purchased on 6/24/15 to be repurchased at $86,385,900, collateralized by U.S. Treasury Notes, 0.75% due at 4/15/18, par and fair value of USD 86,820,000 and $86,365,584, respectively)		86,386	86,385,900
JPMorgan Chase Bank N.A., (0.50)%, Open (Purchased on 6/15/15 to be repurchased at EUR 3,191,653, collateralized by Portugal Obrigacoes do Tesouro OT, 4.35% due at 10/16/17, par and fair value of EUR 2,600,000 and $3,133,983, respectively)	EUR	3,192	3,558,912
JPMorgan Chase Bank N.A., (0.18)%, Open (Purchased on 12/16/14 to be repurchased at EUR 3,113,487, collateralized by Bundesrepublik Deutschland, 2.50% due at 1/04/21, par and fair value of EUR 2,659,000 and $3,340,425, respectively)		3,117	3,474,465
JPMorgan Chase Bank N.A., (0.18)%, Open (Purchased on 12/16/14 to be repurchased at EUR 6,129,478, collateralized by Bundesrepublik Deutschland, 0.75% due at 2/24/17, par and fair value of EUR 5,963,000 and $6,756,954, respectively)		6,135	6,840,131
JPMorgan Chase Bank N.A., 0.00%, 7/06/15 (Purchased on 6/19/15 to be repurchased at EUR 11,137,748, collateralized by Republic of France, 3.00% due at 4/25/22, par and fair value of EUR 9,550,000 and $12,320,605, respectively)		11,138	12,416,941
JPMorgan Chase Bank N.A., 0.00%, 7/06/15 (Purchased on 6/19/15 to be repurchased at EUR 72,293,038, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 9/01/24, par and fair value of EUR 63,150,000 and $78,884,205, respectively)		72,293	80,596,043

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (concluded)
JPMorgan Chase Bank N.A., 0.00%, 7/06/15 (Purchased on 6/26/15 to be repurchased at EUR 8,523,819, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/24, par and fair value of EUR 6,950,000 and $9,138,718, respectively)	EUR	8,524	$9,502,797
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.01)%, Open	USD	1,636	1,635,900
(Purchased on 6/10/15 to be repurchased at $1,635,890, collateralized by U.S. Treasury Notes, 0.63% due at 5/31/17, par and fair value of USD 1,640,000 and $1,639,744, respectively)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.22%, Open		19,065	19,064,699
(Purchased on 4/23/15 to be repurchased at $19,072,739, collateralized by U.S. Treasury Notes, 2.25% due at 11/15/24, par and fair value of USD 18,420,000 and $18,307,749, respectively)
Morgan Stanley & Co. International PLC, (0.35)%, Open	EUR	8,956	9,984,947
(Purchased on 5/05/15 to be repurchased at EUR 8,951,509, collateralized by Portugal Obrigacoes do Tesouro OT, 4.35% due at 10/16/17, par and fair value of EUR 7,600,000 and $9,160,873, respectively)
Morgan Stanley & Co. International PLC, 0.00%, 7/06/15		145,758	162,498,674
(Purchased on 6/19/15 to be repurchased at EUR 145,758,061, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/24, par and fair value of EUR 122,090,000 and $160,538,999, respectively)
Morgan Stanley & Co. International PLC, 0.00%, 7/06/15		82,688	92,184,710
(Purchased on 6/19/15 to be repurchased at EUR 82,687,841, collateralized by Buoni Poliennali Del Tesoro, 5.00% due at 3/01/25, par and fair value of EUR 66,400,000 and $90,738,622, respectively)
RBC Capital Markets, LLC, (0.50)%, Open (Purchased on 6/19/15 to be repurchased at $9,804,428, collateralized by AT&T Inc., 3.90% due at 3/11/24, par and fair value of USD 9,685,000 and $9,767,129, respectively)	USD	9,806	9,806,063
RBC Capital Markets, LLC, (0.40)%, Open (Purchased on 3/09/15 to be repurchased at $1,777,286, collateralized by ArcelorMittal, 7.00% due at 2/25/22, par and fair value of USD 1,596,000 and $1,719,690, respectively)		1,780	1,779,540
RBC Capital Markets, LLC, (0.25)%, Open (Purchased on 6/01/15 to be repurchased at $7,873,359, collateralized by MGM Resorts International, 6.00% due at 3/15/23, par and fair value of USD 7,500,000 and $7,593,750, respectively)		7,875	7,875,000
RBC Capital Markets, LLC, (0.10)%, Open		9,290	9,290,240
(Purchased on 5/05/15 to be repurchased at $9,288,769, collateralized by International Business Machines Corp., 4.00% due at 6/20/42, par and fair value of USD 9,728,000 and $8,770,988, respectively)

			1,805,960,548

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities		Shares	Value
Money Market Funds — 22.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (k)(t)		6,907,663,419	$6,907,663,419
Total Short-Term Securities (Cost — $8,743,670,261) — 28.3%			8,713,623,967

Options Purchased
(Cost — $132,760,642) — 0.4%			138,522,075
Total Investments Before Options Written, TBA Sale Commitments, Borrowed Bonds and Investments Sold Short (Cost — $48,881,790,232) — 157.0%			48,317,453,710

Options Written
(Premiums Received — $ 77,694,570) — (0.3)%			(103,175,061)

TBA Sale Commitments (o)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/30	USD	317,802	(321,651,822)
3.00%, 7/01/30-7/01/45		4,774,665	(4,762,732,363)
3.50%, 7/01/30-7/01/45		2,091,180	(2,173,203,935)
4.00%, 7/01/45		3,770,722	(3,995,006,053)
4.50%, 7/01/45		2,151,642	(2,324,179,985)
5.00%, 7/01/45		50	(55,234)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/45		40,246	(39,995,881)
3.50%, 7/01/45		13,000	(13,373,750)
4.50%, 7/01/45		92,200	(99,563,037)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/45		396,075	(399,812,381)
4.00%, 7/15/45		1,733,275	(1,836,831,756)
Total TBA Sale Commitments (Proceeds — $15,970,124,959) — (51.9)%			(15,966,406,197)

Borrowed Bonds
Corporate Bonds — (0.5)%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		15,049	(13,286,822)
ArcelorMittal, 7.00%, 2/25/22		1,596	(1,719,690)
AT&T Inc., 3.90%, 3/11/24		9,685	(9,767,129)
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		13,000	(13,494,442)
Calpine Corp., 5.88%, 1/15/24		12,072	(12,766,140)
Chesapeake Energy Corp., 4.88%, 4/15/22		5,000	(4,337,500)
ConocoPhillips Co., 4.30%, 11/15/44		37,966	(36,296,217)
International Business Machines Corp., 4.00%, 6/20/42		9,728	(8,770,988)
Iron Mountain, Inc., 5.75%, 8/15/24		4,739	(4,741,962)
MGM Resorts International, 6.00%, 3/15/23		7,500	(7,593,750)
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		16,000	(14,385,488)

Borrowed Bonds		Par (000)	Value
Time Warner Cable, Inc., 4.50%, 9/15/42	USD	4,760	$(3,882,741)
T-Mobile USA, Inc., 6.84%, 4/28/23		4,250	(4,467,813)
Virgin Media Finance PLC, 6.38%, 4/15/23		7,000	(7,236,250)

			(142,746,932)
Foreign Government Obligations — (1.8)%
Bundesrepublik Deutschland,
0.75%, 2/24/17	EUR	5,963	(6,756,954)
2.50%, 1/04/21		2,659	(3,340,425)
Buoni Poliennali Del Tesoro,
4.50%, 3/01/24		129,040	(169,677,717)
3.75%, 9/01/24		63,150	(78,884,205)
5.00%, 3/01/25		66,400	(90,738,622)
4.50%, 3/01/26		3,950	(5,235,377)
Portugal Obrigacoes do Tesouro OT, 4.35%, 10/16/17		10,200	(12,294,856)
Republic of France,
1.00%, 7/25/17		112,970	(128,928,974)
3.00%, 4/25/22		9,550	(12,320,605)
United Kingdom Gilt Inflation Linked Bond, 0.13%, 3/22/44	GBP	22,013	(46,038,909)

			(554,216,644)
U.S. Treasury Obligations — (3.5)%
U.S. Treasury Bonds, 2.50%, 2/15/45	USD	3,710	(3,265,097)
U.S. Treasury Notes,
0.63%, 5/31/17		1,640	(1,639,744)
0.75%, 4/15/18		86,820	(86,365,584)
1.50%, 5/31/20		135,000	(134,261,685)
1.88%, 5/31/22		33,715	(33,340,966)
2.75%, 11/15/23		541,555	(562,963,211)
2.25%, 11/15/24		18,420	(18,307,749)
2.00%, 2/15/25		19,825	(19,261,217)
2.13%, 5/15/25		200,000	(196,375,000)
U.S. Treasury Strips, 0.00%, 2/15/36		67,399	(36,559,239)

			(1,092,339,492)
Total Borrowed Bonds (Proceeds — $1,856,203,326) — (5.8)%			(1,789,303,068)

Investments Sold Short
Corporate Bonds — 0.0%
International Business Machines Corp., 4.00%,6/20/42		10,000	(9,016,230)
Total Investments Sold Short (Proceeds — $9,029,600) — (0.0)%			(9,016,230)

Total Investments Net of Options Written, TBA Sale Commitments, Borrowed Bonds and Investments Sold Short — 99.0%			30,449,553,154
Other Assets Less Liabilities — 1.0%			317,686,049

Net Assets — 100.0%			$30,767,239,203

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	47

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Zero-coupon bond.

(e)	Par is less than $500.

(f)	Non-income producing security.

(g)	Convertible security.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(j)	U.S. dollar denominated security issued by foreign domiciled entity.

(k)	During the period ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Shares Purchased		Shares Sold	Shares Held at June 30, 2015	Value at June 30, 2015	Income	Realized Loss
BlackRock Liquidity Funds,
TempFund, Institutional Class	5,899,008,231	1,008,655,188	*	—	6,907,663,419	$6,907,663,419	$1,854,518	—
iShares Gold Trust	10,300,000	—		—	10,300,000	$116,802,000	—	—
iShares iBoxx $ High Yield Corporate Bond ETF	535,000	5,577,214		(3,810,424)	2,301,790	$204,398,952	$7,063,189	$(5,561,731)

*Represents	net shares purchased.

(l)	All or a portion of security is held by a wholly owned subsidiary.

(m)	Security is perpetual in nature and has no stated maturity date.

(n)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. LLC	$18,205,492	$(34,359)
Wells Fargo Securities, LLC	$13,134,358	$ 29,092

(o)	Represents or includes a TBA transaction. As of June 30, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(181,936,898)	$849,656
BB&T Securities, LLC	$(35,430,408)	$(20,113)
BNP Paribas Securities Corp.	$33,403,359	$(11,493)
Citigroup Global Markets, Inc.	$(514,563,133)	$4,117,314
Credit Suisse Securities (USA) LLC	$64,149,851	$(1,353,330)
Deutsche Bank Securities, Inc.	$328,943,881	$(545,500)
Goldman Sachs & Co.	$371,735,297	$7,511,895
J.P. Morgan Securities LLC	$(2,092,756,533)	$4,744,414
Jefferies LLC	$(54,303,683)	$(8,908)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$817,920,763	$(855,033)
Morgan Stanley & Co. LLC	$(498,270,231)	$(912,196)
Nomura Securities International, Inc.	$(7,116,384)	$(305,424)
RBC Capital Markets, LLC	$(134,596,010)	$1,703,115
Wells Fargo Securities, LLC	$55,380,288	$(462,548)

(p)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(q)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

(r)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(s)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(t)	Represents the current yield as of report date.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	As of June 30, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.21%	5/18/15	7/20/15	$36,607,506	$36,616,261
J.P. Morgan Securities LLC	0.10%	6/24/15	7/01/15	72,750,000	72,751,415
Barclays Capital, Inc.	0.20%	6/24/15	7/08/15	505,000,000	505,019,639
Barclays Capital, Inc.	(0.25%)	6/30/15	7/01/15	197,000,000	196,998,632
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.49%)	6/30/15	7/01/15	45,931,190	45,930,565
Total				$857,288,696	$857,316,512

•

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the Statements of Assets and Liabilities is as follows:

		Remaining Contracted Maturity of the Agreements
Reverse Repurchase Agreements	Open/Demand[1]	Overnight	Up to 30 days	31-90 days	Greater Than 90 Days But Less Than One Year	Total
U.S. Treasury Obligations	—	$242,929,197	$577,771,054	$36,616,261	—	$857,316,512

[1]	Certain agreements have no stated maturity an can be terminated by either party at any time.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
859	CBOE Volatility Index	Chicago Board Options	July 2015	USD	14,882,175	$1,416,371
(180)	SGX CNX Nifty Index	Singapore	July 2015	USD	3,018,420	(64,729)
	Euro-Bund 8.5 to 10.5-Year
	Bonds Futures Put Options
285	Strike Price EUR 156	Eurex	August 2015	USD	762,559	357,165
792	Australian Government Bonds (10 Year)	Sydney	September 2015	USD	99,207,063	477,258
13,561	Australian Government Bonds (3 Year)	Sydney	September 2015	USD	1,509,929,685	1,072,524
2,234	Canadian Bankers Acceptance	Montreal	September 2015	USD	443,334,528	362,679
48	DAX Index Futures	Eurex	September 2015	USD	14,718,054	(122,612)
1,686	E-Mini S&P 500 Futures	Chicago Mercantile	September 2015	USD	173,185,920	(179,280)
(1,326)	Euro Currency Futures	Chicago Mercantile	September 2015	USD	184,910,700	2,005,575
(743)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	185,072,012	7,569
2,022	Euro STOXX 50 Index	Eurex	September 2015	USD	77,455,373	(3,815,815)
(10,428)	Euro-Bobl	Eurex	September 2015	USD	1,506,455,261	186,759
	Euro-BTP Italian Government
1,931	Bonds Futures	Eurex	September 2015	USD	280,313,396	(1,641,251)
(597)	Euro-Bund	Eurex	September 2015	USD	101,166,135	(230,704)
1,178	Euro-Schatz	Eurex	September 2015	USD	146,136,982	123,904
221	FTSE/MIB Index Futures	Borsa-Italiana	September 2015	USD	27,807,939	379,429
(618)	Japanese Government Bonds (10 Year)	Osaka	September 2015	USD	742,145,361	(1,392,409)
(1,462)	JPY Currency Futures	Chicago Mercantile	September 2015	USD	149,535,188	(1,279,250)
941	Korea Treasury Bonds (10 Year)	Korea Exchange	September 2015	USD	103,265,776	279,762
(4,653)	Long Gilt British	NYSE Liffe	September 2015	USD	846,099,683	8,273,646
(183)	Nikkei 225 Index	Osaka	September 2015	USD	30,249,540	(78,114)
1,700	Nikkei 225 Index	Chicago Mercantile	September 2015	USD	171,785,000	(1,190,000)
	Short Term Euro-BTP Italian
(1,853)	Government Bonds Futures	Eurex	September 2015	USD	230,421,659	505,462
(260)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2015	USD	39,219,375	14,440
(16,744)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2015	USD	2,112,621,875	3,835,329
(6,790)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2015	USD	1,486,585,625	(2,526,016)
(15,252)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2015	USD	1,818,920,164	(5,467,192)
(221)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2015	USD	34,047,813	(338,345)
(5,641)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	1,402,705,163	(640,503)
(7,327)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	1,818,561,400	(1,199,737)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	49

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, financial futures contracts outstanding were as follows: (concluded)

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(743)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	184,031,812	$(46,437)
(2,220)	Canadian Bankers Acceptance	Montreal	September 2016	USD	440,356,285	(1,558,789)
(3,741)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	924,494,625	(1,293,702)
(7,320)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	1,804,929,000	(1,469,561)
(15,432)	Three Month Sterling	NYSE Liffe	December 2016	USD	2,989,398,329	2,483,872
(2,152)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	529,634,100	(168,775)
(2,152)	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	528,665,700	81,145
600	Euro Dollar Futures	Chicago Mercantile	September 2017	USD	147,165,000	22,500
Total						$(2,817,832)

•	As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,054,466	USD	3,473,453	Goldman Sachs International	7/01/15	$(68,128)
USD	2,439,223	EUR	2,192,427	Goldman Sachs International	7/01/15	(5,043)
USD	6,416,891	EUR	5,848,766	Goldman Sachs International	7/01/15	(103,707)
USD	958,168	EUR	855,197	HSBC Bank PLC	7/01/15	4,738
USD	3,797,977	EUR	3,372,807	Standard Chartered Bank	7/01/15	37,745
BRL	20,059,818	USD	6,358,104	BNP Paribas S.A.	7/02/15	89,020
BRL	23,657,958	USD	7,625,204	Citibank N.A.	7/02/15	(15,942)
BRL	23,754,249	USD	7,407,000	Citibank N.A.	7/02/15	227,496
BRL	23,990,808	USD	7,732,485	Citibank N.A.	7/02/15	(16,166)
BRL	35,462,408	USD	11,429,900	Citibank N.A.	7/02/15	(23,896)
BRL	19,498,043	USD	6,170,267	Deutsche Bank AG	7/02/15	96,306
BRL	17,213,664	USD	5,408,000	Goldman Sachs International	7/02/15	124,385
BRL	19,736,184	USD	6,361,176	Goldman Sachs International	7/02/15	(13,299)
BRL	23,435,899	USD	7,427,000	Goldman Sachs International	7/02/15	105,179
BRL	23,475,786	USD	7,422,000	Goldman Sachs International	7/02/15	122,999
BRL	29,122,700	USD	9,260,000	Goldman Sachs International	7/02/15	99,889
BRL	29,242,436	USD	9,255,400	Goldman Sachs International	7/02/15	142,971
BRL	29,444,170	USD	9,265,000	Goldman Sachs International	7/02/15	198,207
BRL	40,872,572	USD	13,173,652	Goldman Sachs International	7/02/15	(27,541)
BRL	46,785,000	USD	15,000,000	Goldman Sachs International	7/02/15	36,463
BRL	46,845,000	USD	15,098,627	Goldman Sachs International	7/02/15	(31,566)
BRL	97,536,490	USD	30,851,333	Goldman Sachs International	7/02/15	496,402
BRL	17,142,278	USD	5,525,133	Royal Bank of Scotland PLC	7/02/15	(11,551)
BRL	22,171,436	USD	7,113,069	UBS AG	7/02/15	18,074
BRL	23,643,144	USD	7,407,000	UBS AG	7/02/15	191,787
BRL	200,986,157	USD	64,779,913	UBS AG	7/02/15	(135,431)
CLP	9,625,615,996	USD	15,062,619	BNP Paribas S.A.	7/02/15	(5,537)
CLP	7,650,062,490	USD	11,971,179	Credit Suisse International	7/02/15	(4,401)
CLP	9,639,190,595	USD	15,083,861	Credit Suisse International	7/02/15	(5,545)
CLP	9,682,073,936	USD	15,150,967	Credit Suisse International	7/02/15	(5,570)
CLP	13,433,574,245	USD	21,589,750	Credit Suisse International	7/02/15	(580,017)
CLP	1,946,932,813	USD	3,084,250	Deutsche Bank AG	7/02/15	(39,302)
CLP	28,630,654,360	USD	46,277,000	Deutsche Bank AG	7/02/15	(1,499,460)
CLP	7,849,954,500	USD	12,283,980	Goldman Sachs International	7/02/15	(4,516)
EUR	20,530,200	PLN	86,021,538	Goldman Sachs International	7/02/15	11,979
PLN	111,625,161	EUR	26,689,260	BNP Paribas S.A.	7/02/15	(69,516)
PLN	50,944,049	EUR	12,318,120	Goldman Sachs International	7/02/15	(185,069)

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	250,000,000	USD	94,126,506	BNP Paribas S.A.	7/02/15	$(905,716)
TRY	272,300,000	USD	102,522,590	BNP Paribas S.A.	7/02/15	(986,506)
TRY	276,660,000	USD	102,417,355	Deutsche Bank AG	7/02/15	744,501
USD	6,465,486	BRL	20,059,818	BNP Paribas S.A.	7/02/15	13,517
USD	7,407,000	BRL	23,657,958	Citibank N.A.	7/02/15	(196,548)
USD	7,408,000	BRL	23,990,808	Citibank N.A.	7/02/15	(302,524)
USD	7,656,240	BRL	23,754,249	Citibank N.A.	7/02/15	16,006
USD	11,115,000	BRL	35,462,408	Citibank N.A.	7/02/15	(282,439)
USD	6,284,420	BRL	19,498,043	Deutsche Bank AG	7/02/15	13,138
USD	5,548,142	BRL	17,213,664	Goldman Sachs International	7/02/15	11,599
USD	6,222,000	BRL	19,736,184	Goldman Sachs International	7/02/15	(121,110)
USD	7,553,632	BRL	23,435,899	Goldman Sachs International	7/02/15	15,792
USD	7,566,488	BRL	23,475,786	Goldman Sachs International	7/02/15	15,819
USD	9,386,547	BRL	29,122,700	Goldman Sachs International	7/02/15	19,624
USD	9,425,139	BRL	29,242,436	Goldman Sachs International	7/02/15	19,705
USD	9,490,160	BRL	29,444,170	Goldman Sachs International	7/02/15	19,840
USD	13,117,000	BRL	40,872,572	Goldman Sachs International	7/02/15	(19,238)
USD	15,000,000	BRL	46,845,000	Goldman Sachs International	7/02/15	(55,746)
USD	15,079,288	BRL	46,785,000	Goldman Sachs International	7/02/15	31,525
USD	31,437,017	BRL	97,536,490	Goldman Sachs International	7/02/15	65,723
USD	5,408,000	BRL	17,142,278	Royal Bank of Scotland PLC	7/02/15	(101,442)
USD	7,146,083	BRL	22,171,436	UBS AG	7/02/15	14,940
USD	7,620,429	BRL	23,643,144	UBS AG	7/02/15	15,932
USD	62,667,173	BRL	200,986,157	UBS AG	7/02/15	(1,928,762)
USD	15,425,667	CLP	9,625,615,996	BNP Paribas S.A.	7/02/15	371,473
USD	12,341,000	CLP	7,650,062,490	Credit Suisse International	7/02/15	376,517
USD	15,425,667	CLP	9,639,190,595	Credit Suisse International	7/02/15	350,243
USD	15,425,667	CLP	9,682,073,936	Credit Suisse International	7/02/15	283,175
USD	21,021,492	CLP	13,433,574,245	Credit Suisse International	7/02/15	7,728
USD	3,046,653	CLP	1,946,932,813	Deutsche Bank AG	7/02/15	1,120
USD	44,802,601	CLP	28,630,654,360	Deutsche Bank AG	7/02/15	16,470
USD	12,333,000	CLP	7,849,954,500	Goldman Sachs International	7/02/15	53,536
USD	138,409,213	EUR	128,099,000	Morgan Stanley Capital Services LLC	7/02/15	(4,406,138)
USD	33,039,987	MXN	502,942,607	JPMorgan Chase Bank N.A.	7/02/15	1,045,938
USD	41,585,883	TRY	110,941,406	Citibank N.A.	7/02/15	217,701
USD	105,024,273	TRY	272,453,970	Deutsche Bank AG	7/02/15	3,430,776
USD	106,662,040	TRY	276,660,000	Deutsche Bank AG	7/02/15	3,500,185
USD	157,518,204	TRY	408,680,980	Deutsche Bank AG	7/02/15	5,127,948
EUR	22,806,000	MXN	396,943,858	Royal Bank of Scotland PLC	7/06/15	183,978
EUR	3,772,000	USD	4,281,341	BNP Paribas S.A.	7/06/15	(75,773)
EUR	87,200,000	USD	98,403,460	Citibank N.A.	7/06/15	(1,180,362)
EUR	42,478,000	USD	47,413,949	Goldman Sachs International	7/06/15	(53,366)
EUR	42,992,000	USD	48,764,022	Goldman Sachs International	7/06/15	(830,358)
EUR	57,000,000	USD	64,070,680	Goldman Sachs International	7/06/15	(518,884)
IDR	168,773,000,000	USD	12,595,000	Standard Chartered Bank	7/06/15	47,930
KRW	7,354,128,600	USD	6,783,000	JPMorgan Chase Bank N.A.	7/06/15	(190,975)
MXN	125,502,593	USD	8,168,761	Citibank N.A.	7/06/15	(187,491)
USD	21,070,879	EUR	19,278,000	Goldman Sachs International	7/06/15	(423,007)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	51

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	22,159,566	EUR	20,237,000	Goldman Sachs International	7/06/15	$(403,551)
USD	44,962,641	EUR	40,286,000	Goldman Sachs International	7/06/15	46,015
USD	69,594,484	EUR	62,377,000	Goldman Sachs International	7/06/15	47,635
USD	34,890,268	EUR	31,000,000	Morgan Stanley & Co. International PLC	7/06/15	327,011
USD	42,139,538	EUR	37,608,000	Royal Bank of Scotland PLC	7/06/15	208,732
USD	103,228,428	EUR	92,484,000	Royal Bank of Scotland PLC	7/06/15	113,966
USD	9,782,411	EUR	8,635,000	Standard Chartered Bank	7/06/15	154,872
USD	139,821,233	EUR	124,323,000	Standard Chartered Bank	7/06/15	1,208,076
USD	11,970,972	EUR	10,600,000	State Street Bank and Trust Co.	7/06/15	152,568
USD	4,001,965,846	EUR	3,645,209,000	UBS AG	7/06/15	(62,237,300)
USD	916,857	GBP	582,000	Morgan Stanley & Co. International PLC	7/06/15	2,435
USD	12,595,000	IDR	167,388,000,000	BNP Paribas S.A.	7/06/15	55,855
TRY	42,604,250	USD	16,000,942	Citibank N.A.	7/07/15	(139,747)
COP	24,158,681,610	USD	9,303,000	Credit Suisse International	7/09/15	(39,080)
IDR	171,671,000,000	USD	12,800,754	Standard Chartered Bank	7/09/15	51,222
KRW	7,132,008,900	USD	6,339,000	BNP Paribas S.A.	7/09/15	53,465
USD	9,303,000	COP	24,180,357,600	Credit Suisse International	7/09/15	30,768
USD	12,800,754	IDR	173,002,000,000	BNP Paribas S.A.	7/09/15	(150,887)
USD	4,568,042	JPY	560,888,888	JPMorgan Chase Bank N.A.	7/09/15	(15,467)
USD	26,961,605	JPY	3,345,935,205	UBS AG	7/09/15	(380,934)
USD	6,339,000	KRW	7,128,839,400	BNP Paribas S.A.	7/09/15	(50,624)
USD	63,526,513	MXN	968,131,474	Goldman Sachs International	7/09/15	1,972,688
KRW	14,224,637,280	USD	12,676,800	BNP Paribas S.A.	7/10/15	72,528
USD	8,536,210	CNY	52,735,000	HSBC Bank PLC	7/10/15	38,297
USD	11,954,294	INR	770,000,000	Citibank N.A.	7/10/15	(112,307)
USD	26,271,897	INR	1,688,888,888	HSBC Bank PLC	7/10/15	(194,530)
USD	11,968,602	INR	770,000,000	Standard Chartered Bank	7/10/15	(98,000)
USD	35,766,819	INR	2,310,000,000	Standard Chartered Bank	7/10/15	(432,985)
USD	12,676,800	KRW	14,118,152,160	Bank of America N.A.	7/10/15	22,913
USD	8,894,900	THB	299,989,411	The Bank of New York Mellon	7/10/15	16,256
TRY	12,320,379	USD	4,919,377	Deutsche Bank AG	7/13/15	(341,327)
USD	5,197,156	TRY	12,320,379	Deutsche Bank AG	7/13/15	619,106
RUB	142,565,624	USD	2,792,120	Citibank N.A.	7/14/15	(223,424)
RUB	142,565,623	USD	2,790,480	Goldman Sachs International	7/14/15	(221,784)
RUB	285,454,388	USD	5,591,663	JPMorgan Chase Bank N.A.	7/14/15	(448,449)
USD	4,970,851	RUB	260,870,237	Citibank N.A.	7/14/15	270,585
USD	2,561,468	RUB	134,092,858	JPMorgan Chase Bank N.A.	7/14/15	145,431
USD	2,701,996	RUB	141,800,754	JPMorgan Chase Bank N.A.	7/14/15	147,081
USD	5,381,427	RUB	282,471,080	Morgan Stanley & Co. International PLC	7/14/15	291,965
USD	9,552,919	RUB	524,216,431	Morgan Stanley & Co. International PLC	7/14/15	107,776
USD	9,816,157	RUB	526,636,837	Morgan Stanley & Co. International PLC	7/14/15	327,405
USD	9,839,013	RUB	546,729,367	Morgan Stanley & Co. International PLC	7/14/15	(11,759)

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,895,959	RUB	526,959,816	Morgan Stanley & Co. International PLC	7/14/15	$401,387
USD	34,197,189	MXN	521,052,236	Goldman Sachs International	7/16/15	1,086,211
EUR	22,806,000	MXN	400,029,259	Royal Bank of Canada	7/20/15	19,570
MXN	368,136,396	USD	23,412,761	Barclays Bank PLC	7/20/15	(26,103)
MXN	703,331,314	USD	45,904,860	Citibank N.A.	7/20/15	(1,224,223)
USD	4,548,198	EUR	4,071,979	Goldman Sachs International	7/20/15	7,299
USD	9,072,899	EUR	7,999,950	Goldman Sachs International	7/20/15	151,692
USD	9,635,370	EUR	8,635,000	Goldman Sachs International	7/20/15	5,982
USD	14,461,738	EUR	12,714,867	Royal Bank of Scotland PLC	7/20/15	282,654
USD	45,700,243	MXN	703,331,314	JPMorgan Chase Bank N.A.	7/20/15	1,019,606
GBP	63,000,000	USD	98,002,989	Bank of America N.A.	7/21/15	970,446
USD	6,104,758	AUD	7,972,000	Barclays Bank PLC	7/21/15	(38,287)
USD	38,299,370	CNH	239,440,000	BNP Paribas S.A.	7/21/15	(208,344)
USD	9,564,675	CNH	59,762,000	JPMorgan Chase Bank N.A.	7/21/15	(46,493)
USD	677,106,696	GBP	457,947,000	Barclays Bank PLC	7/21/15	(42,331,201)
USD	4,874,301	GBP	3,070,000	State Street Bank and Trust Co.	7/21/15	51,310
USD	36,222,861	HKD	280,809,834	Royal Bank of Scotland PLC	7/21/15	(2,717)
USD	20,356,377	JPY	2,520,924,000	Morgan Stanley & Co. International PLC	7/21/15	(247,411)
USD	1,165,537	JPY	139,791,000	Royal Bank of Scotland PLC	7/21/15	23,009
USD	262,219,724	JPY	31,273,693,000	Standard Chartered Bank	7/21/15	6,616,399
USD	84,546,811	JPY	10,387,428,000	State Street Bank and Trust Co.	7/21/15	(350,778)
USD	36,446,805	MXN	555,569,576	Barclays Bank PLC	7/21/15	1,155,718
USD	111,577,485	MXN	1,673,997,000	Barclays Bank PLC	7/21/15	5,241,258
USD	9,119,880	NZD	13,084,000	HSBC Bank USA N.A.	7/21/15	270,858
USD	20,561,435	NZD	28,697,000	State Street Bank and Trust Co.	7/21/15	1,152,968
USD	4,952,014	SEK	43,025,520	HSBC Bank PLC	7/21/15	(240,448)
USD	6,351,123	SGD	8,732,000	Citibank N.A.	7/21/15	(129,930)
EUR	100,920,787	USD	112,812,134	State Street Bank and Trust Co.	7/24/15	(263,346)
USD	115,093,098	EUR	100,920,787	Bank of America N.A.	7/24/15	2,544,310
USD	37,179,414	MXN	571,112,975	BNP Paribas S.A.	7/27/15	917,421
MYR	59,048,610	USD	15,740,000	Deutsche Bank AG	7/29/15	(128,091)
PLN	220,249,308	EUR	52,775,309	HSBC Bank PLC	7/29/15	(330,750)
PLN	77,175,947	EUR	18,477,180	State Street Bank and Trust Co.	7/29/15	(98,688)
USD	18,888,000	MYR	70,913,107	JPMorgan Chase Bank N.A.	7/29/15	139,228
EUR	9,852,000	ZAR	138,840,295	BNP Paribas S.A.	7/31/15	(359,438)
EUR	16,420,000	ZAR	227,684,646	BNP Paribas S.A.	7/31/15	(295,361)
EUR	13,136,000	ZAR	180,505,717	Citibank N.A.	7/31/15	(102,085)
EUR	6,634,000	ZAR	93,628,959	Deutsche Bank AG	7/31/15	(253,366)
USD	11,914,099	ZAR	145,148,277	Barclays Bank PLC	7/31/15	50,882
ZAR	324,107,812	EUR	22,988,000	Goldman Sachs International	7/31/15	850,713
USD	7,418,777	EUR	6,593,160	Goldman Sachs International	8/03/15	64,913
USD	58,600,080	MXN	919,552,454	HSBC Bank PLC	8/03/15	244,030
USD	7,113,069	BRL	22,423,239	UBS AG	8/04/15	(5,400)
USD	47,819,544	EUR	42,520,000	Goldman Sachs International	8/05/15	392,283
USD	4,172,943,295	EUR	3,724,369,000	UBS AG	8/05/15	18,742,458
MXN	931,768,761	USD	60,700,757	Barclays Bank PLC	8/10/15	(1,598,456)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	53

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	60,251,331	MXN	931,768,761	HSBC Bank PLC	8/10/15	$1,149,030
USD	32,380,898	MXN	502,942,607	State Street Bank and Trust Co.	8/10/15	479,136
INR	1,377,605,000	USD	21,321,854	Bank of America N.A.	8/11/15	126,646
INR	1,375,750,000	USD	21,289,848	BNP Paribas S.A.	8/11/15	129,771
INR	1,384,375,000	USD	21,421,663	Citibank N.A.	8/11/15	132,242
INR	1,430,855,000	USD	22,233,781	Citibank N.A.	8/11/15	43,790
INR	1,377,855,000	USD	21,325,724	JPMorgan Chase Bank N.A.	8/11/15	126,669
INR	1,430,850,475	USD	22,226,803	The Bank of New York Mellon	8/11/15	50,698
INR	1,371,815,000	USD	21,225,669	UBS AG	8/11/15	132,684
USD	41,052,018	INR	2,655,244,539	JPMorgan Chase Bank N.A.	8/11/15	(288,579)
USD	45,014,717	INR	2,911,551,920	JPMorgan Chase Bank N.A.	8/11/15	(316,435)
USD	213,690,828	INR	13,821,522,730	JPMorgan Chase Bank N.A.	8/11/15	(1,502,160)
TRY	272,300,000	USD	105,965,677	Deutsche Bank AG	8/12/15	(5,680,802)
USD	936,001	TRY	2,523,644	State Street Bank and Trust Co.	8/12/15	6,572
MXN	720,044,115	USD	46,884,893	Goldman Sachs International	8/17/15	(1,234,731)
TRY	715,644,000	USD	268,801,623	HSBC Bank PLC	8/17/15	(5,595,741)
USD	46,540,117	MXN	720,044,115	UBS AG	8/17/15	889,955
USD	128,366,637	TRY	357,822,000	BNP Paribas S.A.	8/17/15	(3,236,304)
USD	128,905,380	TRY	357,822,000	Deutsche Bank AG	8/17/15	(2,697,560)
RUB	559,720,680	USD	9,714,000	Société Générale	9/08/15	173,981
USD	9,714,000	RUB	563,751,990	Société Générale	9/08/15	(245,197)
CNH	378,428,533	USD	60,649,001	Bank of America N.A.	9/09/15	(27,569)
CNH	378,563,901	USD	60,649,000	Citibank N.A.	9/09/15	(5,883)
CNH	378,433,385	USD	60,649,000	Deutsche Bank AG	9/09/15	(26,791)
CNH	378,478,029	USD	60,649,000	Goldman Sachs International	9/09/15	(19,639)
CNH	378,467,689	USD	60,649,000	UBS AG	9/09/15	(21,295)
USD	21,160,000	CNH	132,219,889	Citibank N.A.	9/09/15	(57,864)
USD	34,400,000	CNH	220,460,624	Deutsche Bank AG	9/09/15	(916,149)
USD	206,403,390	CNH	1,323,045,732	HSBC Bank PLC	9/09/15	(5,538,681)
USD	6,881,000	CNH	44,106,880	JPMorgan Chase Bank N.A.	9/09/15	(184,594)
USD	34,400,608	CNH	220,460,078	JPMorgan Chase Bank N.A.	9/09/15	(915,455)
USD	2,162,453	RUB	125,324,965	Deutsche Bank AG	9/09/15	(50,817)
EUR	122,810,000	USD	136,595,110	Goldman Sachs International	9/16/15	473,355
EUR	3,375,000	USD	3,705,700	JPMorgan Chase Bank N.A.	9/16/15	61,144
EUR	83,010,000	USD	94,705,786	JPMorgan Chase Bank N.A.	9/16/15	(2,058,173)
EUR	6,625,000	USD	7,391,612	Royal Bank of Scotland PLC	9/16/15	2,562
NOK	983,232,791	EUR	112,034,000	Bank of America N.A.	9/16/15	131,735
USD	76,228,992	AUD	99,930,000	Bank of America N.A.	9/16/15	(539,112)
USD	77,629,031	AUD	101,769,886	BNP Paribas S.A.	9/16/15	(552,509)
USD	74,049	AUD	97,016	Goldman Sachs International	9/16/15	(481)
USD	73,990,860	AUD	97,016,098	Goldman Sachs International	9/16/15	(538,730)
USD	144,252,654	AUD	186,586,307	HSBC Bank PLC	9/16/15	913,545
USD	3,759,494	EUR	3,375,000	BNP Paribas S.A.	9/16/15	(7,350)
USD	3,726,339	EUR	3,310,000	Citibank N.A.	9/16/15	32,042
USD	3,735,839	EUR	3,315,000	Deutsche Bank AG	9/16/15	35,962
USD	21,556,190	EUR	19,142,000	Royal Bank of Canada	9/16/15	191,769
USD	11,837,485	EUR	10,456,000	State Street Bank and Trust Co.	9/16/15	167,525
USD	112,893,265	EUR	100,920,787	State Street Bank and Trust Co.	9/16/15	255,390

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	15,177,237	GBP	9,914,000	Morgan Stanley & Co. International PLC	9/16/15	$(391,256)
USD	8,003,863	GBP	5,167,000	Morgan Stanley Capital Services LLC	9/16/15	(110,157)
USD	76,642,947	JPY	9,513,773,318	Bank of America N.A.	9/16/15	(1,175,752)
USD	153,286,000	JPY	19,026,241,535	BNP Paribas S.A.	9/16/15	(2,340,722)
USD	19,567,527	MXN	302,465,044	Bank of America N.A.	9/18/15	433,676
TRY	357,822,000	USD	125,309,753	Goldman Sachs International	9/28/15	4,788,414
USD	126,438,869	TRY	357,822,000	Goldman Sachs International	9/28/15	(3,659,298)
TRY	272,300,000	USD	112,590,449	Deutsche Bank AG	10/28/15	(14,438,968)
USD	99,743,590	TRY	272,300,000	BNP Paribas S.A.	10/28/15	1,592,103
TRY	276,660,000	USD	103,192,839	Deutsche Bank AG	12/02/15	(4,461,419)
USD	98,877,770	TRY	276,660,000	Deutsche Bank AG	12/02/15	146,350
TRY	300,000,000	USD	114,455,763	Deutsche Bank AG	2/02/16	(9,161,752)
TRY	400,000,000	USD	152,770,882	Deutsche Bank AG	2/02/16	(12,378,867)
USD	33,769,211	TRY	95,799,873	Deutsche Bank AG	2/02/16	145,368
USD	212,941,470	TRY	604,200,127	Deutsche Bank AG	2/02/16	879,288
TRY	250,000,000	USD	93,402,077	Deutsche Bank AG	2/05/16	(5,724,710)
USD	89,628,222	TRY	250,000,000	BNP Paribas S.A.	2/05/16	1,950,855
Total						$(132,936,629)

•	As of June 30, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
E-Mini S&P 500 Index Futures	Call	USD	2,135.00	7/02/15	476	$2,380
E-Mini S&P 500 Index Futures	Call	USD	2,140.00	7/02/15	170	850
SPDR S&P 500 ETF Trust	Call	USD	212.00	7/02/15	2,904	139,392
DAX Index	Call	EUR	11,200.00	7/17/15	5,004	6,128,224
DAX Index	Call	EUR	12,050.00	7/17/15	3,008	372,236
E-Mini S&P 500 Index Futures	Call	USD	2,140.00	7/17/15	830	49,800
Market Vectors Semiconductor ETF	Call	USD	60.00	7/17/15	3,000	15,000
SPDR S&P 500 ETF Trust	Call	USD	215.00	7/17/15	54,664	573,972
SPDR S&P 500 ETF Trust	Call	USD	212.00	7/17/15	8,470	406,560
SPDR S&P 500 ETF Trust	Call	USD	216.00	7/17/15	8,157	53,021
SPDR S&P 500 ETF Trust	Call	USD	220.00	7/17/15	7,843	11,765
Nikkei 225 Index	Call	JPY	21,250.00	9/11/15	2,500	5,719,655
iShares U.S. Home Construction ETF	Call	USD	29.00	10/16/15	5,997	509,745
iShares China Large-Cap ETF	Call	USD	49.00	12/18/15	3,936	822,624
Barrick Gold Corp.	Call	USD	20.00	1/15/16	9,723	38,892
SPDR S&P 500 ETF Trust	Put	USD	203.00	7/10/15	1,441	216,150
SPDR S&P 500 ETF Trust	Put	USD	205.00	7/10/15	1,153	196,010
iShares MSCI Brazil Capped Index	Put	USD	31.00	7/17/15	994	27,832
iShares MSCI Mexico Capped Investable Market Index	Put	USD	58.00	7/17/15	249	38,969
SPDR S&P 500 ETF Trust	Put	USD	196.00	7/17/15	9,883	790,640
SPDR S&P 500 ETF Trust	Put	USD	200.00	7/17/15	9,412	1,284,738
SPDR S&P 500 ETF Trust	Put	USD	204.00	7/17/15	9,097	2,105,956
SPDR S&P 500 ETF Trust	Put	USD	208.00	7/17/15	8,783	3,399,021
U.S. Treasury Notes (10 Year)	Put	USD	124.50	7/24/15	754	188,500
U.S. Treasury Notes (10 Year)	Put	USD	125.50	7/24/15	307	163,094
Chesapeake Energy Corp.	Put	USD	11.00	8/21/15	2,840	235,720
EURO STOXX 50 Index	Put	EUR	3,350.00	8/21/15	210	268,066
Market Vectors Russia ETF Trust	Put	USD	19.00	8/21/15	3,953	494,125
SPDR S&P 500 ETF Trust	Put	USD	205.00	8/21/15	1,452	640,332

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	55

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, exchange-traded options purchased were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Transocean Ltd.	Put	USD	17.00	8/21/15	403	$71,936
U.S. Treasury Notes (10 Year)	Put	USD	125.00	8/21/15	4,375	3,007,813
Euro Dollar 90-Day	Put	USD	98.75	9/11/15	13,133	2,626,600
Euro Dollar 90-Day	Put	USD	98.25	9/11/15	13,133	246,244
Euro Dollar 90-Day	Put	USD	98.00	9/11/15	1,800	573,750
Euro Dollar 90-Day	Put	USD	98.63	9/11/15	1,599	179,888
Energy Select Sector SPDR Fund	Put	USD	75.00	9/18/15	774	205,110
Euro Dollar 90-Day	Put	USD	98.00	12/11/15	2,430	197,438
Euro Dollar 90-Day	Put	USD	98.25	12/11/15	1,220	213,500
Energy Select Sector SPDR Fund	Put	USD	75.00	12/18/15	774	321,210
Volkswagen AG	Put	EUR	150.00	12/18/15	2,196	—
Freeport-McMoRan, Inc.	Put	USD	15.00	1/15/16	1,097	81,727
Euro Dollar 90-Day	Put	USD	99.00	3/14/16	3,490	458,063
Euro Dollar 90-Day	Put	USD	98.50	3/14/16	3,490	87,250
Transocean Ltd.	Put	USD	10.00	1/20/17	2,929	585,800
Total						$33,749,598

•	As of June 30, 2015, OTC barrier options purchased were as follows:

Description	Counterparty	Barrier Price		Expiration Date	Contracts	Notional Amount (000)		Value
EUR Currency	BNP Paribas S.A.	JPY	0.00	7/17/15	—	EUR	2,945	$26,808
EUR Currency	Deutsche Bank AG	JPY	0.00	7/17/15	—	EUR	1,309	11,915
EUR Currency	Deutsche Bank AG	USD	1.08	7/23/15	—	EUR	159,678	741,335
AUD Currency	Deutsche Bank AG	USD	0.71	8/21/15	—	USD	8,215	376,189
EUR Currency	Deutsche Bank AG	USD	0.00	9/18/15	—	EUR	2,140	862,122
S&P 500 Index	Bank of America N.A.	USD	1,996.41	9/18/15	118,561		—	2,154,253
S&P 500 Index	BNP Paribas S.A.	USD	1,995.15	9/18/15	42,369		—	1,239,831
S&P 500 Index	Deutsche Bank AG	USD	2,015.18	9/18/15	234,911		—	7,418,401
USD Currency	Citibank N.A.	CHF	1.02	11/02/15	—	USD	24,368	2,427,570
AUD Currency	Deutsche Bank AG	USD	0.00	11/20/15	—	USD	4,390	440,101
AUD Currency	Deutsche Bank AG	USD	0.70	11/23/15	—	USD	8,215	837,267
EURO STOXX 50 Index	Barclays Bank PLC	USD	3,225.00	12/18/15	45,527		—	1,330,299
USD Currency	Deutsche Bank AG	EUR	0.00	12/18/15	—	USD	835	313,032
AUD Currency	Morgan Stanley & Co. International PLC	USD	0.00	12/21/15	—	USD	3,000	347,788
Total								$18,526,911

•	As of June 30, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Value
USD Currency	Goldman Sachs Bank USA	Call	MXN	15.55	7/01/15	—	USD	18,292	$157,426
USD Currency	JPMorgan Chase Bank N.A.	Call	KRW	1,085.00	7/02/15	—	USD	15,846	506,538
USD Currency	Goldman Sachs International	Call	MXN	15.55	7/08/15	—	USD	29,100	345,135
KOSPI 200 Index	Citibank N.A.	Call	KRW	255.96	7/09/15	193,431,996		—	161,478
KOSPI 200 Index	Citibank N.A.	Call	KRW	264.09	7/09/15	181,563,429		—	5,538
USD Currency	Deutsche Bank AG	Call	KRW	1,120.00	7/16/15	—	USD	32,796	281,780
USD Currency	JPMorgan Chase Bank N.A.	Call	MYR	3.65	7/16/15	—	USD	32,796	1,098,751
USD Currency	BNP Paribas S.A.	Call	CAD	1.31	7/21/15	—	USD	68,208	9,338
USD Currency	HSBC Bank PLC	Call	CAD	1.31	7/21/15	—	USD	68,208	9,338
AUD Currency	BNP Paribas S.A.	Call	USD	0.80	7/23/15	—	AUD	40,170	30,947
National Stock Exchange CNX Nifty Index	Citibank N.A.	Call	INR	8,395.77	7/30/15	156,450		—	339,632
USD Currency	Goldman Sachs International	Call	BRL	3.22	8/03/15	—	USD	32,829	455,755
USD Currency	BNP Paribas S.A.	Call	CAD	1.28	9/21/15	—	USD	11,600	75,581

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, OTC options purchased were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts		Notional Amount (000)	Value
USD Currency	BNP Paribas S.A.	Call	SGD	1.40	9/28/15	—	USD	68,540	$276,648
USD Currency	Deutsche Bank AG	Call	CAD	1.28	10/30/15	—	USD	68,210	665,805
EUR Currency	Citibank N.A.	Put	USD	1.21	7/01/15	—	EUR	463,241	42,184,224
EUR Currency	Deutsche Bank AG	Put	USD	1.14	7/01/15	—	EUR	463,241	10,104,250
USD Currency	BNP Paribas S.A.	Put	JPY	122.75	7/01/15	—	USD	19,697	82,042
EUR Currency	Citibank N.A.	Put	USD	1.08	7/03/15	—	EUR	192,440	88,627
EUR Currency	Deutsche Bank AG	Put	USD	1.11	7/06/15	—	EUR	17,300	120,975
EUR Currency	Deutsche Bank AG	Put	USD	1.11	7/09/15	—	EUR	16,800	133,687
EUR Currency	JPMorgan Chase Bank N.A.	Put	PLN	4.20	7/09/15	—	EUR	34,870	307,158
KOSPI 200 Index	Citibank N.A.	Put	KRW	242.39	7/09/15	531,141,600		—	404,373
EUR Currency	BNP Paribas S.A.	Put	JPY	125.00	7/14/15	—	EUR	66,320	9,190
EUR Currency	JPMorgan Chase Bank N.A.	Put	PLN	3.95	7/14/15	—	EUR	20,530	114
EUR Currency	BNP Paribas S.A.	Put	USD	1.11	7/15/15	—	EUR	13,850	134,922
EUR Currency	Morgan Stanley & Co. International PLC	Put	MXN	17.00	7/16/15	—	EUR	65,160	128,165
EUR Currency	HSBC Bank PLC	Put	ZAR	13.25	7/17/15	—	EUR	39,804	45,432
USD Currency	Deutsche Bank AG	Put	CAD	1.22	7/24/15	—	USD	40,000	118,912
EUR Currency	Goldman Sachs International	Put	ZAR	13.10	7/29/15	—	EUR	49,259	63,593
EUR Currency	Goldman Sachs International	Put	PLN	4.10	7/30/15	—	EUR	33,785	82,400
EUR Currency	BNP Paribas S.A.	Put	USD	1.10	8/03/15	—	EUR	32,829	359,030
EUR Currency	Citibank N.A.	Put	USD	1.08	8/05/15	—	EUR	358,681	2,295,769
EUR Currency	Citibank N.A.	Put	USD	1.10	8/05/15	—	EUR	80,055	786,573
EUR Currency	HSBC Bank PLC	Put	PLN	4.12	9/23/15	—	EUR	66,175	531,596
EUR Currency	BNP Paribas S.A.	Put	USD	1.04	10/09/15	—	EUR	81,570	570,430
EUR Currency	BNP Paribas S.A.	Put	USD	1.12	10/09/15	—	EUR	54,550	1,409,848
EUR Currency	Deutsche Bank AG	Put	USD	1.07	10/09/15	—	EUR	23,020	255,217
EUR Currency	JPMorgan Chase Bank N.A.	Put	USD	1.08	10/09/15	—	EUR	81,570	1,174,652
EUR Currency	JPMorgan Chase Bank N.A.	Put	USD	1.07	10/09/15	—	EUR	1,790	19,845
Total									$65,830,714

•	As of June 30, 2015, OTC credit default swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
Bought protection on 5-Year Credit Default Swaps	Citibank N.A.	Put	275.00%	Receive	iTraxx Crossover Series 23 Version 1	7/15/15	EUR	51,400	$1,586,977
Bought protection on 5-Year Credit Default Swaps	Citibank N.A.	Put	300.00%	Receive	iTraxx Crossover Series 23 Version 1	7/15/15	EUR	51,400	1,039,244
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	325.00%	Receive	iTraxx Crossover Series 23 Version 1	8/19/15	EUR	56,000	1,162,889
Total									$3,789,110

•	As of June 30, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
1-Year Interest Rate Swap	Credit Suisse International	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	560,800	$18
1-Year Interest Rate Swap	Deutsche Bank AG	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	200,280	6
10-Year Interest Rate Swap	BNP Paribas S.A.	Call	0.99%	Receive	6-month EURIBOR	7/23/15	EUR	129,710	450,789

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	57

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, OTC interest rate swaptions purchased were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.92%	Receive	3-month KRW Certificate of Deposit	11/09/15	KRW	89,814,566	$338,049
30-Year Interest Rate Swap	Citibank N.A.	Call	3.18%	Receive	3-month LIBOR	6/17/20	USD	37,740	4,287,311
10-Year Interest Rate Swap	BNP Paribas S.A.	Put	1.49%	Pay	6-month EURIBOR	7/23/15	EUR	129,710	204,504
30-Year Interest Rate Swap	Citibank N.A.	Put	3.10%	Pay	3-month LIBOR	9/18/15	USD	200,828	4,285,238
30-Year Interest Rate Swap	Citibank N.A.	Put	3.55%	Pay	3-month LIBOR	9/18/15	USD	401,656	1,389,710
30-Year Interest Rate Swap	Citibank N.A.	Put	3.30%	Pay	3-month LIBOR	12/17/15	USD	37,740	874,334
30-Year Interest Rate Swap	Citibank N.A.	Put	3.18%	Pay	3-month LIBOR	6/17/20	USD	37,740	4,795,783
Total									$16,625,742

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
DAX Index	Call	EUR	11,800.00	7/17/15	6,251	$(1,784,048)
Tesoro Corp.	Call	USD	90.00	8/21/15	301	(77,658)
The Williams Cos., Inc.	Call	USD	60.00	8/21/15	389	(72,549)
Euro Dollar 90-Day	Call	USD	98.25	9/11/15	1,200	(337,500)
Euro Dollar 90-Day	Call	USD	99.00	9/11/15	1,599	(799,500)
Euro Dollar 90-Day	Call	USD	98.75	9/11/15	3,660	(1,647,000)
United Continental Holdings, Inc.	Call	USD	60.00	9/18/15	1,153	(171,221)
United Rentals, Inc.	Call	USD	100.00	9/18/15	874	(122,360)
iShares China Large-Cap ETF	Call	USD	55.00	12/18/15	3,936	(346,368)
Market Vectors Russia ETF Trust	Put	USD	16.00	8/21/15	3,953	(79,060)
The Williams Cos., Inc.	Put	USD	55.00	8/21/15	389	(73,716)
Euro Dollar 90-Day	Put	USD	98.50	9/11/15	15,358	(863,888)
Euro Dollar 90-Day	Put	USD	99.13	12/14/15	2,457	(61,425)
Euro Dollar 90-Day	Put	USD	98.75	3/14/16	6,980	(349,000)
Total						$(6,785,293)

•	As of June 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Value
USD Currency	Deutsche Bank AG	Call	KRW	1,120.00	7/01/15	—	USD	32,796	$(118,866)
USD Currency	Goldman Sachs International	Call	MXN	15.85	7/08/15	—	USD	17,460	(59,226)
EUR Currency	Morgan Stanley & Co. International PLC	Call	MXN	17.80	7/16/15	—	EUR	32,580	(205,640)
USD Currency	JPMorgan Chase Bank N.A.	Call	MYR	3.75	7/16/15	—	USD	49,195	(609,186)
EUR Currency	HSBC Bank PLC	Call	ZAR	13.80	7/17/15	—	EUR	29,852	(361,147)
USD Currency	Deutsche Bank AG	Call	CAD	1.31	7/21/15	—	USD	136,415	(18,675)
AUD Currency	Morgan Stanley & Co. International PLC	Call	USD	0.80	7/23/15	—	AUD	40,170	(30,947)
USD Currency	JPMorgan Chase Bank N.A.	Call	BRL	3.28	7/30/15	—	USD	7,879	(59,236)
USD Currency	Goldman Sachs International	Call	BRL	3.50	8/03/15	—	USD	32,829	(42,717)
USD Currency	BNP Paribas S.A.	Call	SGD	1.46	9/28/15	—	USD	68,540	(46,593)
USD Currency	Bank of America N.A.	Call	CAD	1.28	10/30/15	—	USD	19,025	(185,705)
USD Currency	BNP Paribas S.A.	Call	CAD	1.28	10/30/15	—	USD	11,495	(112,204)
EUR Currency	Citibank N.A.	Put	USD	1.14	7/01/15	—	EUR	463,241	(10,104,250)
EUR Currency	Deutsche Bank AG	Put	USD	1.21	7/01/15	—	EUR	463,241	(42,184,224)
EUR Currency	Citibank N.A.	Put	USD	1.02	7/03/15	—	EUR	192,440	(21)
EUR Currency	Deutsche Bank AG	Put	PLN	4.20	7/09/15	—	EUR	34,870	(307,158)
EUR Currency	BNP Paribas S.A.	Put	JPY	119.00	7/14/15	—	EUR	66,320	(140)

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, OTC options written were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Value
EUR Currency	Morgan Stanley & Co. International PLC	Put	MXN	16.50	7/16/15	—	EUR	78,986	$(14,979)
EUR Currency	HSBC Bank PLC	Put	ZAR	12.70	7/17/15	—	EUR	39,804	(1,083)
EUR Currency	Goldman Sachs International	Put	ZAR	12.60	7/29/15	—	EUR	49,259	(4,717)
EUR Currency	Goldman Sachs International	Put	PLN	4.02	7/30/15	—	EUR	33,785	(14,618)
EUR Currency	BNP Paribas S.A.	Put	USD	1.05	8/03/15	—	EUR	39,393	(91,054)
EUR Currency	Citibank N.A.	Put	USD	1.05	8/05/15	—	EUR	80,055	(168,066)
EUR Currency	Citibank N.A.	Put	USD	1.03	8/05/15	—	EUR	358,681	(440,743)
EUR Currency	HSBC Bank PLC	Put	PLN	4.02	9/23/15	—	EUR	99,260	(247,901)
EUR Currency	BNP Paribas S.A.	Put	USD	1.07	10/09/15	—	EUR	54,550	(604,783)
EUR Currency	BNP Paribas S.A.	Put	USD	1.08	10/09/15	—	EUR	81,570	(1,174,652)
EUR Currency	Deutsche Bank AG	Put	USD	1.12	10/09/15	—	EUR	23,020	(594,953)
EUR Currency	JPMorgan Chase Bank N.A.	Put	USD	1.12	10/09/15	—	EUR	31,530	(814,895)
EUR Currency	JPMorgan Chase Bank N.A.	Put	USD	1.04	10/09/15	—	EUR	81,570	(570,435)
Total									$(59,188,814)

•	As of June 30, 2015, OTC credit default swaptions written were as follows:

Description	Counterparty	Put/ Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating[1]	Expiration Date	Notional Amount[2] (000)		Value
Sold protection on 5-Year Credit Default Swaps	Citibank N.A.	Put	325.00%	Pay	iTraxx Crossover Series 23 Version 1	B+	7/15/15	EUR	51,400	$(645,856)
Sold protection on 5-Year Credit Default Swaps	Citibank N.A.	Put	375.00%	Pay	iTraxx Crossover Series 23 Version 1	B+	7/15/15	EUR	51,400	(254,839)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	375.00%	Pay	iTraxx Crossover Series 23 Version 1	B+	8/19/15	EUR	56,000	(666,500)
Sold protection on 5-Year Credit Default Swaps	Goldman Sachs International	Put	425.00%	Pay	iTraxx Crossover Series 23 Version 1	B+	8/19/15	EUR	34,200	(229,128)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	85.00%	Pay	iTraxx Europe Series 23 Version 1	A-	8/19/15	EUR	85,400	(274,737)
Total										$(2,071,060)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of June 30, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
1-Year Interest Rate Swap	Credit Suisse International	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	560,800	$(18)
1-Year Interest Rate Swap	Deutsche Bank AG	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	200,280	(6)
10-Year Interest Rate Swap	BNP Paribas S.A.	Call	0.99%	Pay	6-month EURIBOR	7/23/15	EUR	129,710	(450,789)
5-Year Interest Rate Swap	BNP Paribas S.A.	Call	5.40%	Pay	28-day MXIBTIIE	8/10/15	MXN	820,863	(381,060)
5-Year Interest Rate Swap	BNP Paribas S.A.	Call	5.40%	Pay	28-day MXIBTIIE	8/19/15	MXN	275,869	(135,921)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	5.40%	Pay	28-day MXIBTIIE	8/19/15	MXN	544,994	(268,518)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.63%	Pay	3-month KRW Certificate of Deposit	11/09/15	KRW	89,814,566	(85,020)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	59

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, OTC interest rate swaptions written were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Citibank N.A.	Call	0.45%	Pay	6-month EURIBOR	12/23/15	EUR	75,380	$(221,699)
5-Year Interest Rate Swap	Bank of America N.A.	Call	0.45%	Pay	6-month EURIBOR	12/24/15	EUR	75,380	(222,358)
10-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Call	2.20%	Pay	3-month LIBOR	6/19/17	USD	226,400	(3,982,858)
10-Year Interest Rate Swap	Citibank N.A.	Call	2.20%	Pay	3-month LIBOR	6/26/17	USD	226,400	(4,000,101)
10-Year Interest Rate Swap	BNP Paribas S.A.	Put	1.49%	Receive	6-month EURIBOR	7/23/15	EUR	129,710	(204,504)
30-Year Interest Rate Swap	Citibank N.A.	Put	2.65%	Receive	3-month LIBOR	9/18/15	USD	100,414	(7,556,866)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	0.50%	Receive	6-month EURIBOR	11/06/15	EUR	68,045	(601,482)
10-Year Interest Rate Swap	Citibank N.A.	Put	2.85%	Receive	3-month LIBOR	11/20/15	USD	52,700	(540,024)
30-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Put	2.00%	Receive	6-month EURIBOR	12/17/15	EUR	27,175	(994,718)
5-Year Interest Rate Swap	Citibank N.A.	Put	0.85%	Receive	6-month EURIBOR	12/23/15	EUR	75,380	(249,937)
5-Year Interest Rate Swap	Bank of America N.A.	Put	0.85%	Receive	6-month EURIBOR	12/24/15	EUR	75,380	(251,791)
10-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Put	3.20%	Receive	3-month LIBOR	6/19/17	USD	226,400	(7,456,163)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.20%	Receive	3-month LIBOR	6/26/17	USD	226,400	(7,526,061)
Total									$(35,129,894)

•	As of June 30, 2015, centrally cleared credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 20 Version 1	1.00%	Chicago Mercantile	6/20/18	USD	150,000	$(1,954,738)
iTraxx Crossover Series 22 Version 1	5.00%	InterContinental Exchange	12/20/19	EUR	75,763	10,326,560
iTraxx Europe Series 22 Version 1	1.00%	InterContinental Exchange	12/20/19	EUR	77,083	3,111,137
iTraxx Sub Financials Series 22 Version 1	1.00%	InterContinental Exchange	12/20/19	EUR	36,480	174,323
Total						$11,657,282

•	As of June 30, 2015, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
iTraxx Crossover Series 21 Version 1	5.00%	InterContinental Exchange	6/20/19	BB-	EUR	119,145	$657,145
iTraxx Europe Series 21 Version 1	1.00%	InterContinental Exchange	6/20/19	A-	EUR	9,633	(18,438)
CDX.NA.HY Series 24 Version 2	5.00%	Chicago Mercantile	6/20/20	B+	USD	47,426	385,303
CDX.NA.IG Series 24 Version 1	1.00%	Chicago Mercantile	6/20/20	BBB+	USD	451,710	2,386,201
iTraxx Crossover Series 23 Version 1	5.00%	InterContinental Exchange	6/20/20	B+	EUR	92,863	(1,809,432)
iTraxx Europe Series 23 Version 1	1.00%	InterContinental Exchange	6/20/20	A-	EUR	418,995	(398,206)
iTraxx Sub Financials Series 23 Version 1	1.00%	InterContinental Exchange	6/20/20	A	EUR	100,300	(887,036)
Total							$315,537

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	As of June 30, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/16	USD	53,840	$(10,759)
2.24%[2]	3-month Australian Bank Bill Rate	Chicago Mercantile	6/27/16[3]	6/27/17	AUD	408,848	45,322
2.23%[2]	6-month Australian Bank Bill Rate	Chicago Mercantile	6/27/16[3]	6/27/17	AUD	822,309	(32,986)
2.25%[2]	3-month Australian Bank Bill Rate	Chicago Mercantile	7/01/16[3]	7/01/17	AUD	819,945	69,059
1.59%[1]	6-month GBP LIBOR	Chicago Mercantile	N/A	8/13/17	GBP	125,890	(2,479,671)
1.21%[1]	6-month GBP LIBOR	Chicago Mercantile	N/A	11/25/17	GBP	46,250	(49,146)
2.23%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/22	USD	10,000	(56,382)
2.17%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/15/23	USD	30,001	66,555
2.04%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/30/25	USD	11,883	380,513
2.36%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/15/25	USD	15,001	60,825
2.45%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/22/25	USD	18,245	(29,495)
2.38%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/24/45	USD	36,145	3,922,822
2.39%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/24/45	USD	36,145	3,842,378
1.79%[1]	6-month EURIBOR	Chicago Mercantile	N/A	6/15/45	EUR	70,000	(2,347,523)
Total							$3,381,512

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

•	As of June 30, 2015, OTC credit default swaps — buy protection outstanding were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	$(32,035)	$56,151	$(88,186)
AK Steel Corp.	5.00%	Citibank N.A.	12/20/16	USD	6,800	(82,509)	(99,962)	17,453
iTraxx Asia ex-Japan IG Series 16 Version 1	1.00%	Deutsche Bank AG	12/20/16	USD	5,000	(42,616)	112,624	(155,240)
Transocean Worldwide, Inc.	1.00%	Goldman Sachs Bank USA	12/20/16	USD	4,250	(50,339)	(11,838)	(38,501)
AK Steel Corp.	5.00%	JPMorgan Chase Bank N.A.	12/20/16	USD	3,500	(42,468)	(57,885)	15,417
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase Bank N.A.	3/20/17	EUR	1,550	(75,473)	93,204	(168,677)
AK Steel Corp.	5.00%	Citibank N.A.	3/20/17	USD	3,750	(15,868)	(41,791)	25,923
AK Steel Corp.	5.00%	Citibank N.A.	3/20/17	USD	1,450	(6,136)	(18,057)	11,921
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	3,000	(40,721)	194,570	(235,291)
Republic of Ireland	1.00%	Morgan Stanley Capital Services LLC	3/20/17	USD	7,500	(101,802)	494,974	(596,776)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse International	6/20/17	USD	86,815	(1,254,850)	(382)	(1,254,468)
Commonwealth of Australia	1.00%	UBS AG	6/20/17	USD	10,000	(182,565)	(14,645)	(167,920)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/17	EUR	2,890	(287,556)	159,956	(447,512)
Energias de Portugal SA	5.00%	Citibank N.A.	9/20/17	EUR	5,349	(578,983)	(683,597)	104,614
Hitachi Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/17	JPY	500,000	(92,293)	(50,213)	(42,080)
Transocean, Inc.	1.00%	Barclays Bank PLC	12/20/17	USD	9,100	443,787	92,363	351,424
Government of Japan	1.00%	HSBC Bank USA N.A.	12/20/17	USD	10,000	(203,241)	(60,790)	(142,451)
Finmeccanica SpA	5.00%	Bank of America N.A.	3/20/18	EUR	280	(34,129)	(14,246)	(19,883)
Finmeccanica SpA	5.00%	Credit Suisse International	3/20/18	EUR	100	(12,188)	(4,404)	(7,784)
Ricoh Co. Ltd.	1.00%	UBS AG	3/20/18	JPY	500,000	(91,363)	94,201	(185,564)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	9,050	(23,767)	302,369	(326,136)
Republic of Korea	1.00%	Citibank N.A.	3/20/18	USD	6,650	(140,810)	(57,531)	(83,279)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	11,830	(1,051,036)	987,730	(2,038,766)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	61

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, OTC credit default swaps — buy protection outstanding were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Finmeccanica SpA	5.00%	Credit Suisse International	6/20/18	EUR	380	$(49,510)	$(16,241)	$(33,269)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	7,475	(19,861)	79,893	(99,754)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	8,090	(21,495)	97,929	(119,424)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	8,095	(21,509)	75,234	(96,743)
Peugeot SA	5.00%	Barclays Bank PLC	9/20/18	EUR	2,890	(368,368)	68,253	(436,621)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/18	EUR	3,890	(495,831)	91,869	(587,700)
iTraxx Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	9,590	(111,090)	(43,770)	(67,320)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	20,560	(238,166)	(92,002)	(146,164)
JFE Holdings, Inc.	1.00%	Goldman Sachs International	3/20/19	JPY	1,000,000	(182,743)	(17,428)	(165,315)
Kawasaki Kisen Kaisha Ltd.	1.00%	Goldman Sachs International	3/20/19	JPY	277,000	(24,955)	50,305	(75,260)
Kawasaki Kisen Kaisha Ltd.	1.00%	Goldman Sachs International	3/20/19	JPY	223,000	(20,090)	42,513	(62,603)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	3/20/19	USD	12,000	(101,999)	187,931	(289,930)
GDF Suez	1.00%	Bank of America N.A.	6/20/19	EUR	5,175	(137,147)	(135,763)	(1,384)
GKN Holdings PLC	1.00%	Bank of America N.A.	6/20/19	EUR	600	(6,914)	(4,497)	(2,417)
GKN Holdings PLC	1.00%	Barclays Bank PLC	6/20/19	EUR	725	(8,355)	(5,041)	(3,314)
GKN Holdings PLC	1.00%	BNP Paribas S.A.	6/20/19	EUR	1,005	(11,582)	(6,988)	(4,594)
GDF Suez	1.00%	Citibank N.A.	6/20/19	EUR	2,965	(78,578)	(71,200)	(7,378)
GKN Holdings PLC	1.00%	Citibank N.A.	6/20/19	EUR	930	(10,717)	(6,918)	(3,799)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	25,700	(267,927)	(312,588)	44,661
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	17,800	(185,568)	(160,959)	(24,609)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	17,760	(185,151)	(164,136)	(21,015)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	16,908	(176,264)	(165,247)	(11,017)
GDF Suez	1.00%	Deutsche Bank AG	6/20/19	EUR	2,960	(78,445)	(77,654)	(791)
Nippon Yusen Kabushiki Kaisha	1.00%	JPMorgan Chase Bank N.A.	6/20/19	JPY	500,000	(94,705)	(54,504)	(40,201)
Federative Republic of Brazil	1.00%	Bank of America N.A.	6/20/19	USD	7,827	381,320	243,912	137,408
iTraxx Asia ex-Japan IG Series 21 Version 1	1.00%	Barclays Bank PLC	6/20/19	USD	12,500	(115,209)	129,859	(245,068)
Federative Republic of Brazil	1.00%	Citibank N.A.	6/20/19	USD	7,600	370,262	275,411	94,851
Carlsberg Breweries A/S	1.00%	Citibank N.A.	9/20/19	EUR	1,015	(9,703)	(10,815)	1,112
Fortum Oyj	1.00%	Credit Suisse International	9/20/19	EUR	2,825	(63,475)	(67,630)	4,155
Fortum Oyj	1.00%	Credit Suisse International	9/20/19	EUR	1,780	(39,995)	(42,613)	2,618
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	2,825	(63,475)	(67,663)	4,188
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	2,090	(46,960)	(51,254)	4,294
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	1,780	(39,995)	(43,652)	3,657
Carlsberg Breweries A/S	1.00%	Goldman Sachs International	9/20/19	EUR	1,790	(17,110)	(21,131)	4,021
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	5,765	148,523	143,387	5,136
The Boeing Co.	1.00%	Credit Suisse International	9/20/19	USD	20,000	(688,609)	(571,296)	(117,313)
RWE AG	1.00%	Credit Suisse International	12/20/19	EUR	2,975	(32,431)	(55,111)	22,680
RWE AG	1.00%	JPMorgan Chase Bank N.A.	12/20/19	EUR	5,125	(55,869)	(96,168)	40,299
Casino Guichard Perrachon SA	1.00%	Bank of America N.A.	3/20/20	EUR	630	1,143	40	1,103
Deutsche Lufthansa AG	1.00%	Barclays Bank PLC	3/20/20	EUR	1,260	21,155	10,583	10,572
Deutsche Lufthansa AG	1.00%	Barclays Bank PLC	3/20/20	EUR	1,260	21,155	10,583	10,572
Casino Guichard Perrachon SA	1.00%	Citibank N.A.	3/20/20	EUR	1,270	2,305	811	1,494

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, OTC credit default swaps — buy protection outstanding were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Arrow Electronics, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	$(62,401)	$(50,434)	$(11,967)
Avnet, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(48,911)	(25,512)	(23,399)
CBS Corp.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(98,067)	(78,097)	(19,970)
Computer Sciences Corp.	5.00%	Barclays Bank PLC	3/20/20	USD	5,000	(958,760)	(947,573)	(11,187)
The Dow Chemical Co.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(85,826)	(37,946)	(47,880)
Eastman Chemical Co.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(86,822)	(57,952)	(28,870)
Expedia, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(41,973)	(23,032)	(18,941)
FirstEnergy Corp.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(13,600)	28,566	(42,166)
Ford Motor Co.	5.00%	Barclays Bank PLC	3/20/20	USD	5,000	(907,412)	(1,004,545)	97,133
Gap, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(48,797)	13,511	(62,308)
H&R Block, Inc.	5.00%	Barclays Bank PLC	3/20/20	USD	5,000	(828,393)	(866,992)	38,599
Hewlett-Packard Co.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	21,203	(37,946)	59,149
International Paper Co.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(81,743)	(52,938)	(28,805)
Kinder Morgan Energy Partners LP	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(98,994)	(3,266)	(95,728)
Kohl’s Corp.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(36,198)	67,259	(103,457)
Meadwestvaco Corp.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(160,194)	(28,719)	(131,475)
Motorola Solutions, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	12,520	(30,480)	43,000
Pitney Bowes, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(3,071)	(15,309)	12,238
Quest Diagnostics, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(30,869)	9,020	(39,889)
Transocean, Inc.	5.00%	Barclays Bank PLC	3/20/20	USD	15,400	652,826	1,916,372	(1,263,546)
Valero Energy Corp.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(24,668)	76,849	(101,517)
Viacom, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(66,228)	(103,472)	37,244
Xerox Corp.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(8,516)	(30,961)	22,445
YUM! Brands, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(32,555)	(24,241)	(8,314)
General Mills, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	USD	7,700	(238,880)	(216,936)	(21,944)
Staples, Inc.	1.00%	Morgan Stanley Capital Services LLC	3/20/20	USD	15,400	260,309	467,836	(207,527)
Continental AG	1.00%	Bank of America N.A.	6/20/20	EUR	8,825	(177,303)	(246,869)	69,566
Marks & Spencer PLC	1.00%	Bank of America N.A.	6/20/20	EUR	2,545	(19,783)	(26,491)	6,708
Continental AG	1.00%	Barclays Bank PLC	6/20/20	EUR	8,785	(176,498)	(276,039)	99,541
Vodafone Group PLC	1.00%	Barclays Bank PLC	6/20/20	EUR	2,960	(18,367)	(26,458)	8,091
Vodafone Group PLC	1.00%	Barclays Bank PLC	6/20/20	EUR	1,000	(2,561)	(7,300)	4,739
Marks & Spencer PLC	1.00%	Citibank N.A.	6/20/20	EUR	1,960	(15,235)	(19,313)	4,078
Vodafone Group PLC	1.00%	Citibank N.A.	6/20/20	EUR	2,970	(18,429)	(31,335)	12,906
Vodafone Group PLC	1.00%	Citibank N.A.	6/20/20	EUR	1,420	(4,950)	(8,853)	3,903
Vodafone Group PLC	1.00%	Citibank N.A.	6/20/20	EUR	1,280	(4,462)	(1,293)	(3,169)
Numericable-SFR SAS	5.00%	Credit Suisse International	6/20/20	EUR	2,100	(168,633)	(194,381)	25,748
Vodafone Group PLC	1.00%	Credit Suisse International	6/20/20	EUR	1,720	(5,996)	(10,739)	4,743
Vodafone Group PLC	1.00%	Credit Suisse International	6/20/20	EUR	1,080	(3,764)	(5,547)	1,783
Vodafone Group PLC	1.00%	Credit Suisse International	6/20/20	EUR	810	(1,981)	(4,203)	2,222
Vodafone Group PLC	1.00%	Credit Suisse International	6/20/20	EUR	510	(1,777)	(2,646)	869
Continental AG	1.00%	Goldman Sachs International	6/20/20	EUR	5,867	(117,873)	(181,188)	63,315
Continental AG	1.00%	Morgan Stanley Capital Services LLC	6/20/20	EUR	8,948	(179,774)	(281,406)	101,632
Marks & Spencer PLC	1.00%	Morgan Stanley Capital Services LLC	6/20/20	EUR	2,545	(19,783)	(29,529)	9,746
Marks & Spencer PLC	1.00%	Morgan Stanley Capital Services LLC	6/20/20	EUR	1,270	(9,871)	(14,735)	4,864
Boyd Gaming Corp.	5.00%	Citibank N.A.	6/20/20	USD	5,700	(494,997)	(319,179)	(175,818)
Time Warner Cable, Inc.	1.00%	Citibank N.A.	6/20/20	USD	5,500	115,277	209,727	(94,450)
Boyd Gaming Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	5,300	(460,261)	(322,651)	(137,610)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	61,427	797,693	537,930	259,763

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	63

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, OTC credit default swaps — buy protection outstanding were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	61,427	$956,968	$807,449	$149,519
Republic of South Africa	1.00%	Barclays Bank PLC	9/20/20	USD	114,302	6,001,810	6,141,082	(139,272)
Republic of Turkey	1.00%	Barclays Bank PLC	9/20/20	USD	13,157	772,460	818,657	(46,197)
Republic of Korea	1.00%	BNP Paribas S.A.	9/20/20	USD	20,833	(508,423)	(501,922)	(6,501)
Republic of Korea	1.00%	BNP Paribas S.A.	9/20/20	USD	5,000	(122,021)	(120,519)	(1,502)
Republic of Korea	1.00%	BNP Paribas S.A.	9/20/20	USD	4,167	(101,685)	(101,311)	(374)
Republic of Turkey	1.00%	BNP Paribas S.A.	9/20/20	USD	30,941	1,818,243	2,132,071	(313,828)
The Western Union Co.	1.00%	Credit Suisse International	9/20/20	USD	43,000	602,811	751,735	(148,924)
Federation of Malaysia	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	21,710	414,340	366,457	47,883
Republic of Korea	1.00%	JPMorgan Chase Bank N.A.	3/20/23	USD	10,000	(216,474)	14,330	(230,804)
ABX.HE.AAA Series 6-2	0.11%	Credit Suisse International	5/25/46	USD	19,269	3,600,476	4,907,252	(1,306,776)
CMBX.NA Series 7 AAA	0.50%	Citibank N.A.	1/17/47	USD	5,795	173,551	175,414	(1,863)
CMBX.NA Series 7 AAA	0.50%	Deutsche Bank AG	1/17/47	USD	5,490	164,417	166,182	(1,765)
CMBX.NA Series 7 AAA	0.50%	JPMorgan Chase Bank N.A.	1/17/47	USD	5,775	172,952	173,750	(798)
CMBX.NA Series 7 AAA	0.50%	JPMorgan Chase Bank N.A.	1/17/47	USD	5,775	172,952	174,809	(1,857)
Total						$2,774,130	$14,205,045	$(11,430,915)

•	As of June 30, 2015, OTC credit default swaps — sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas S.A.	9/20/16	Not Rated	EUR	950	$8,221	$(168,991)	$177,212
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	Not Rated	EUR	750	27,353	(38,466)	65,819
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase Bank N.A.	9/20/16	Not Rated	EUR	750	6,490	(74,339)	80,829
CDX.NA.IG Series 18 Version 1	1.00%	Citibank N.A.	6/20/17	BBB+	USD	86,815	1,254,850	35,022	1,219,828
Abengoa SA	5.00%	Barclays Bank PLC	3/20/18	B+	EUR	505	(69,293)	(43,638)	(25,655)
Abengoa SA	5.00%	Credit Suisse International	3/20/18	B+	EUR	760	(104,282)	(65,673)	(38,609)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	EUR	6,750	38,982	(235,326)	274,308
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	USD	105	276	(4,598)	4,874
Bayerische Landesbank Gtd.	1.00%	Barclays Bank PLC	12/20/18	Not Rated	EUR	4,630	59,374	10,643	48,731
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BBB	EUR	7,670	1,150,357	1,334,875	(184,518)
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	10,970	1,645,296	1,891,956	(246,660)
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	BBB	EUR	5,480	821,905	949,429	(127,524)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	1,630	221,658	255,843	(34,185)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	1,630	221,658	260,813	(39,155)
Astaldi SpA	5.00%	Barclays Bank PLC	6/20/19	B+	EUR	308	16,089	4,939	11,150
Astaldi SpA	5.00%	Credit Suisse International	6/20/19	B+	EUR	462	24,133	2,883	21,250
Astaldi SpA	5.00%	Credit Suisse International	6/20/19	B+	EUR	310	16,193	9,922	6,271
Astaldi SpA	5.00%	Deutsche Bank AG	6/20/19	B+	EUR	302	15,795	10,404	5,391
Astaldi SpA	5.00%	Goldman Sachs International	6/20/19	B+	EUR	468	24,426	14,966	9,460
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BB+	USD	1,550	(240,562)	(38,571)	(201,991)
Abengoa SA	5.00%	Credit Suisse International	9/20/19	B+	EUR	1,000	(191,005)	(168,414)	(22,591)
ArcelorMittal	1.00%	Barclays Bank PLC	9/20/19	BB	EUR	890	(46,808)	(67,968)	21,160
ArcelorMittal	1.00%	Barclays Bank PLC	9/20/19	BB	EUR	890	(46,808)	(65,227)	18,419
ArcelorMittal	1.00%	Citibank N.A.	9/20/19	BB	EUR	1,780	(93,616)	(134,187)	40,571
ArcelorMittal	1.00%	Credit Suisse International	9/20/19	BB	EUR	1,780	(93,617)	(130,453)	36,836

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, OTC credit default swaps — sold protection outstanding were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Abengoa SA	5.00%	Citibank N.A.	12/20/19	B+	EUR	36	$(7,077)	$(6,787)	$(290)
Abengoa SA	5.00%	Credit Suisse International	12/20/19	B+	EUR	805	(158,421)	(192,915)	34,494
Abengoa SA	5.00%	Credit Suisse International	12/20/19	B+	EUR	565	(111,189)	(144,190)	33,001
Abengoa SA	5.00%	Credit Suisse International	12/20/19	B+	EUR	560	(110,206)	(111,884)	1,678
AK Steel Corp.	5.00%	Citibank N.A.	12/20/19	B-	USD	6,800	(878,043)	(621,061)	(256,982)
AK Steel Corp.	5.00%	JPMorgan Chase Bank N.A.	12/20/19	B-	USD	3,500	(451,934)	(297,142)	(154,792)
Altice Finco SA	5.00%	Citibank N.A.	12/20/19	B-	EUR	670	46,860	9,267	37,593
ArcelorMittal	1.00%	Citibank N.A.	12/20/19	BB	EUR	1,330	(84,233)	(97,420)	13,187
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	4,200	(785,848)	(303,269)	(482,579)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	3,580	(669,841)	(244,038)	(425,803)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	BB+	USD	3,580	(669,841)	(271,661)	(398,180)
Abengoa SA	5.00%	Barclays Bank PLC	3/20/20	B+	EUR	1,715	(347,842)	(264,431)	(83,411)
Abengoa SA	5.00%	Goldman Sachs International	3/20/20	B+	EUR	1,025	(207,894)	(131,247)	(76,647)
Abengoa SA	5.00%	Goldman Sachs International	3/20/20	B+	EUR	685	(138,934)	(87,711)	(51,223)
AK Steel Corp.	5.00%	Citibank N.A.	3/20/20	B-	USD	3,750	(525,079)	(420,039)	(105,040)
AK Steel Corp.	5.00%	Citibank N.A.	3/20/20	B-	USD	1,450	(203,031)	(159,200)	(43,831)
Bank of America Corp.	1.00%	Barclays Bank PLC	3/20/20	A-	USD	15,800	243,810	190,486	53,324
BP PLC	1.00%	BNP Paribas S.A.	3/20/20	A	EUR	8,280	148,467	134,306	14,161
BP PLC	1.00%	BNP Paribas S.A.	3/20/20	A	EUR	5,530	99,158	86,743	12,415
BP PLC	1.00%	Citibank N.A.	3/20/20	A	EUR	5,368	96,252	98,950	(2,698)
Chesapeake Energy Corp.	5.00%	JPMorgan Chase Bank N.A.	3/20/20	BB+	USD	6,800	(84,333)	569,450	(653,783)
Chesapeake Energy Corp.	5.00%	JPMorgan Chase Bank N.A.	3/20/20	BB+	USD	3,175	(39,376)	243,051	(282,427)
Chesapeake Energy Corp.	5.00%	Morgan Stanley Capital Services LLC	3/20/20	BB+	USD	3,500	(43,406)	241,409	(284,815)
Chesapeake Energy Corp.	5.00%	Morgan Stanley Capital Services LLC	3/20/20	BB+	USD	1,258	(15,602)	89,885	(105,487)
Citigroup, Inc.	1.00%	Barclays Bank PLC	3/20/20	A-	USD	15,800	164,482	169,013	(4,531)
The Goldman Sachs Group, Inc.	1.00%	Barclays Bank PLC	3/20/20	A-	USD	15,800	96,834	69,536	27,298
JPMorgan Chase and Co.	1.00%	Barclays Bank PLC	3/20/20	A	USD	15,800	259,509	233,599	25,910
Morgan Stanley	1.00%	Barclays Bank PLC	3/20/20	A-	USD	15,800	164,040	83,674	80,366
Novo Banco SA	5.00%	BNP Paribas S.A.	3/20/20	Not Rated	EUR	1,815	169,458	166,117	3,341
Novo Banco SA	5.00%	BNP Paribas S.A.	3/20/20	Not Rated	EUR	1,815	169,458	166,117	3,341
Republic of Italy	1.00%	Goldman Sachs International	3/20/20	BBB-	USD	19,000	(277,670)	(126,603)	(151,067)
Royal Dutch Shell PLC	1.00%	Bank of America N.A.	3/20/20	AA	EUR	2,160	55,957	47,816	8,141
Royal Dutch Shell PLC	1.00%	Barclays Bank PLC	3/20/20	AA	EUR	1,230	31,864	28,619	3,245
Royal Dutch Shell PLC	1.00%	Barclays Bank PLC	3/20/20	AA	EUR	1,220	31,605	28,386	3,219
Royal Dutch Shell PLC	1.00%	Barclays Bank PLC	3/20/20	AA	EUR	615	15,932	14,138	1,794
Royal Dutch Shell PLC	1.00%	BNP Paribas S.A.	3/20/20	AA	EUR	3,310	85,749	78,902	6,847
Royal Dutch Shell PLC	1.00%	BNP Paribas S.A.	3/20/20	AA	EUR	2,200	56,854	51,194	5,660
Royal Dutch Shell PLC	1.00%	Citibank N.A.	3/20/20	AA	EUR	2,160	55,956	50,337	5,619
Royal Dutch Shell PLC	1.00%	Citibank N.A.	3/20/20	AA	EUR	1,220	31,605	27,690	3,915
Royal Dutch Shell PLC	1.00%	Citibank N.A.	3/20/20	AA	EUR	1,220	31,605	27,690	3,915
Royal Dutch Shell PLC	1.00%	Citibank N.A.	3/20/20	AA	EUR	1,210	31,270	30,218	1,052
Transocean, Inc.	1.00%	Barclays Bank PLC	3/20/20	BB+	USD	15,400	(3,099,972)	(3,677,234)	577,262
Transocean, Inc.	1.00%	Barclays Bank PLC	3/20/20	BB+	USD	5,100	(1,026,614)	(1,041,538)	14,924
Transocean, Inc.	1.00%	Barclays Bank PLC	3/20/20	BB+	USD	3,400	(684,409)	(639,408)	(45,001)
Transocean, Inc.	1.00%	Barclays Bank PLC	3/20/20	BB+	USD	2,000	(402,594)	(425,468)	22,874

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	65

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, OTC credit default swaps — sold protection outstanding were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Goldman Sachs International	3/20/20	BB+	USD	5,200	$(1,046,744)	$(1,435,167)	$388,423
United Rentals, Inc.	5.00%	Barclays Bank PLC	3/20/20	BB-	USD	3,400	392,153	348,011	44,142
United Rentals, Inc.	5.00%	Goldman Sachs International	3/20/20	BB-	USD	3,200	369,085	329,183	39,902
United Rentals, Inc.	5.00%	Goldman Sachs International	3/20/20	BB-	USD	3,200	369,085	329,183	39,902
Volkswagen AG	1.00%	Credit Suisse International	3/20/20	A	EUR	6,995	146,503	143,729	2,774
Volkswagen AG	1.00%	Credit Suisse International	3/20/20	A	EUR	6,990	146,398	143,626	2,772
Volkswagen AG	1.00%	Credit Suisse International	3/20/20	A	EUR	6,990	146,399	160,395	(13,996)
Volkswagen AG	1.00%	JPMorgan Chase Bank N.A.	3/20/20	A	EUR	15,495	324,527	326,926	(2,399)
Wells Fargo & Co.	1.00%	Barclays Bank PLC	3/20/20	A+	USD	15,800	377,827	356,966	20,861
Abengoa SA	5.00%	Barclays Bank PLC	6/20/20	B+	EUR	685	(143,272)	(143,567)	295
Abengoa SA	5.00%	BNP Paribas S.A.	6/20/20	B+	EUR	727	(151,987)	(128,171)	(23,816)
Abengoa SA	5.00%	BNP Paribas S.A.	6/20/20	B+	EUR	484	(101,324)	(84,195)	(17,129)
Abengoa SA	5.00%	Credit Suisse International	6/20/20	B+	EUR	685	(143,271)	(145,356)	2,085
Abengoa SA	5.00%	Goldman Sachs International	6/20/20	B+	EUR	1,710	(357,656)	(260,510)	(97,146)
Abengoa SA	5.00%	Goldman Sachs International	6/20/20	B+	EUR	685	(143,272)	(143,567)	295
Bayerische Motoren Werke AG	1.00%	Bank of America N.A.	6/20/20	A+	EUR	8,825	236,197	246,869	(10,672)
Bayerische Motoren Werke AG	1.00%	Barclays Bank PLC	6/20/20	A+	EUR	8,785	235,125	280,779	(45,654)
Bayerische Motoren Werke AG	1.00%	Goldman Sachs International	6/20/20	A+	EUR	5,867	157,027	184,351	(27,324)
Bayerische Motoren Werke AG	1.00%	Morgan Stanley Capital Services LLC	6/20/20	A+	EUR	8,948	239,488	276,586	(37,098)
Federative Republic of Brazil	1.00%	BNP Paribas S.A.	6/20/20	BBB-	USD	5,300	(378,281)	(311,702)	(66,579)
The Goldman Sachs Group, Inc.	1.00%	Bank of America N.A.	6/20/20	A-	USD	40,280	186,114	223,238	(37,124)
MGM Resorts International	5.00%	BNP Paribas S.A.	6/20/20	B+	USD	5,000	427,434	476,563	(49,129)
MGM Resorts International	5.00%	Citibank N.A.	6/20/20	B+	USD	5,000	427,435	433,783	(6,348)
Rio Tinto PLC	1.00%	BNP Paribas S.A.	6/20/20	A-	USD	13,200	5,698	(4,502)	10,200
Rio Tinto PLC	1.00%	Deutsche Bank AG	6/20/20	A-	USD	10,100	4,359	16,068	(11,709)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	61,427	(794,282)	(623,530)	(170,752)
VBP PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/20	A	EUR	13,000	221,194	198,741	22,453
Vodafone Group PLC	1.00%	Goldman Sachs International	6/20/20	BBB+	EUR	2,600	16,133	20,655	(4,522)
Vougeot Bidco PLC	5.00%	Credit Suisse International	6/20/20	B	EUR	2,590	(541,712)	302,889	(844,601)
Abengoa SA	5.00%	Goldman Sachs International	9/20/20	B+	EUR	2,800	(604,009)	(552,023)	(51,986)
Abengoa SA	5.00%	JPMorgan Chase Bank N.A.	9/20/20	B+	EUR	800	(172,575)	(163,385)	(9,190)
Federative Republic of Brazil	1.00%	Bank of America N.A.	9/20/20	BBB-	USD	9,015	(697,364)	(621,619)	(75,745)
Federative Republic of Brazil	1.00%	BNP Paribas S.A.	9/20/20	BBB-	USD	62,198	(4,811,416)	(4,327,751)	(483,665)
Federative Republic of Brazil	1.00%	BNP Paribas S.A.	9/20/20	BBB-	USD	62,198	(4,811,408)	(4,376,789)	(434,619)
Federative Republic of Brazil	1.00%	BNP Paribas S.A.	9/20/20	BBB-	USD	62,198	(4,814,862)	(4,376,789)	(438,073)
Federative Republic of Brazil	1.00%	Citibank N.A.	9/20/20	BBB-	USD	21,267	(1,646,304)	(1,555,387)	(90,917)
Novo Banco SA	5.00%	BNP Paribas S.A.	9/20/20	Not Rated	EUR	2,160	220,243	214,029	6,214
Russian Federation	1.00%	Bank of America N.A.	9/20/20	BB+	USD	47,565	(5,118,283)	(5,505,822)	387,539

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, OTC credit default swaps — sold protection outstanding were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	BBB+	USD	6,400	$(100,060)	$(108,356)	$8,296
United Mexican States	1.00%	BNP Paribas S.A.	9/20/20	BBB+	USD	62,314	(974,233)	(811,936)	(162,297)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	124,146	(1,940,949)	(1,653,127)	(287,822)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	61,427	(960,378)	(703,427)	(256,951)
Glencore International AG	1.00%	BNP Paribas S.A.	6/20/21	BBB	EUR	1,050	(60,740)	(114,519)	53,779
Glencore International AG	1.00%	Citibank N.A.	6/20/21	BBB	EUR	2,100	(121,479)	(235,749)	114,270
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	4,575	(104,548)	(282,388)	177,840
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	4,940	(112,889)	(322,012)	209,123
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	4,935	(112,774)	(298,906)	186,132
CMBX.NA Series 7 BBB-	3.00%	Morgan Stanley Capital Services LLC	1/17/47	BBB-	USD	7,880	(217,832)	(52,229)	(165,603)
CMBX.NA Series 7 BBB-	3.00%	Morgan Stanley Capital Services LLC	1/17/47	BBB-	USD	7,880	(217,831)	(42,190)	(175,641)
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	1,925	(38,051)	(272,128)	234,077
Total							$(31,060,961)	$(27,425,038)	$(3,635,923)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of June 30, 2015, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.30%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/16	BRL	561,553	$1,828,982	$9,358	$1,819,624
12.30%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	361,578	(1,177,659)	(6,238)	(1,171,421)
11.18%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	329,647	(1,895,146)	(3,310)	(1,891,836)
11.43%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	217,151	(889,936)	(3,453)	(886,483)
11.36%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	196,541	(838,850)	(1,392)	(837,458)
11.12%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	56,657	(340,910)	(233)	(340,677)
12.00%[2]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	231,659	(266,789)	(6,384)	(260,405)
11.26%[2]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	56,983	(299,239)	(624)	(298,615)
11.85%[2]	1-day BZDIOVER	Goldman Sachs International	1/04/16	BRL	224,448	(391,357)	(2,857)	(388,500)
12.14%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	613,589	650,648	15,552	635,096
11.83%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	315,554	662,063	3,614	658,449
12.13%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	267,136	299,075	7,177	291,898
11.80%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	248,593	11,645	3,298	8,347
11.85%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	224,448	(391,357)	(2,857)	(388,500)
11.99%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	183,763	209,486	2,445	207,041
11.85%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	174,861	(295,215)	(2,244)	(292,971)
11.91%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	105,877	262,306	(1,223)	263,529
3.69%[2]	28-day MXIBTIIE	Bank of America N.A.	6/20/16	MXN	2,889,143	48,983	(1,587)	50,570
3.70%[2]	28-day MXIBTIIE	Bank of America N.A.	6/20/16	MXN	2,889,143	76,441	(1,665)	78,106
3.69%[2]	28-day MXIBTIIE	Bank of America N.A.	6/20/16	MXN	1,824,722	36,717	(1,019)	37,736
4.19%[2]	28-day MXIBTIIE	Deutsche Bank AG	12/16/16	MXN	982,582	284,425	(3,740)	288,165
1.94%[2]	3-month KRW Certificate of Deposit	Bank of America N.A.	2/10/17	KRW	114,660,301	413,813	431	413,382
1.91%[2]	3-month KRW Certificate of Deposit	Barclays Bank PLC	2/10/17	KRW	89,180,233	290,581	376	290,205
1.94%[2]	3-month KRW Certificate of Deposit	UBS AG	2/10/17	KRW	222,950,584	820,261	817	819,444

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	67

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, OTC interest rate swaps outstanding were as follows: (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.91%[2]	3-month KRW Certificate of Deposit	UBS AG	2/10/17	KRW	87,587,729	$285,392	$369	$285,023
1.96%[2]	3-month KRW Certificate of Deposit	UBS AG	2/11/17	KRW	160,621,152	642,823	526	642,297
1.82%[2]	3-month KRW Certificate of Deposit	JPMorgan Chase Bank N.A.	3/13/17	KRW	160,000,000	376,481	4,204	372,277
1.68%[2]	3-month KRW Certificate of Deposit	UBS AG	4/17/17	KRW	460,000,000	15,078	9,799	5,279
1.68%[2]	3-month KRW Certificate of Deposit	Citibank N.A.	4/20/17	KRW	134,350,646	(8,212)	947	(9,159)
1.68%[2]	3-month KRW Certificate of Deposit	UBS AG	4/20/17	KRW	147,813,908	(9,035)	1,042	(10,077)
2.25%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/22/17	CNY	622,208	(1,095)	(1,582)	487
2.27%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/27/17	CNY	627,549	37,190	(539)	37,729
2.24%[2]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	5/27/17	CNY	616,867	(32,962)	(378)	(32,584)
1.68%[2]	3-month KRW Certificate of Deposit	Citibank N.A.	6/04/17	KRW	170,007,850	(59,259)	776	(60,035)
1.70%[2]	3-month KRW Certificate of Deposit	Bank of America N.A.	6/05/17	KRW	110,823,954	13,841	1,276	12,565
1.67%[2]	3-month KRW Certificate of Deposit	Barclays Bank PLC	6/08/17	KRW	115,133,775	(52,169)	511	(52,680)
1.67%[2]	3-month KRW Certificate of Deposit	Citibank N.A.	6/08/17	KRW	114,064,421	(51,684)	507	(52,191)
4.35%[1]	28-day MXIBTIIE	Bank of America N.A.	11/17/17	MXN	312,503	(11,236)	1,646	(12,882)
1.71%[1]	6-month WIBOR	Barclays Bank PLC	3/06/18	PLN	337,130	993,107	—	993,107
1.71%[1]	6-month WIBOR	BNP Paribas S.A.	3/06/18	PLN	358,015	1,054,630	—	1,054,630
1.73%[1]	6-month WIBOR	JPMorgan Chase Bank N.A.	3/06/18	PLN	1,034,285	2,886,774	—	2,886,774
4.69%[1]	28-day MXIBTIIE	Bank of America N.A.	3/16/18	MXN	344,478	(121,454)	2,370	(123,824)
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	338,099	(32,445)	4,306	(36,751)
4.57%[1]	28-day MXIBTIIE	Citibank N.A.	3/21/18	MXN	338,099	(43,955)	4,375	(48,330)
1.74%[1]	6-month WIBOR	Goldman Sachs International	3/23/18	PLN	473,851	1,205,311	—	1,205,311
1.76%[1]	6-month WIBOR	JPMorgan Chase Bank N.A.	3/23/18	PLN	426,149	1,046,742	—	1,046,742
2.02%[1]	6-month WIBOR	Morgan Stanley Capital Services LLC	6/03/18	PLN	525,060	532,824	—	532,824
2.26%[1]	6-month WIBOR	Morgan Stanley Capital Services LLC	6/18/18	PLN	890,305	(618,615)	—	(618,615)
2.25%[1]	6-month WIBOR	Citibank N.A.	6/19/18	PLN	92,970	(59,168)	—	(59,168)
1.91%[1]	6-month BUBOR	Citibank N.A.	6/26/18	HUF	457,090	122	—	122
1.91%[1]	6-month BUBOR	JPMorgan Chase Bank N.A.	6/26/18	HUF	25,871,465	20,197	—	20,197
1.92%[1]	6-month BUBOR	JPMorgan Chase Bank N.A.	6/26/18	HUF	25,871,445	(19,632)	—	(19,632)
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	239,344	(43,384)	656	(44,040)
4.72%[1]	28-day MXIBTIIE	Citibank N.A.	11/14/18	MXN	367,405	27,487	936	26,551
5.05%[1]	28-day MXIBTIIE	Citibank N.A.	11/15/19	MXN	258,803	31,746	2,473	29,273
5.04%[1]	28-day MXIBTIIE	Bank of America N.A.	11/18/19	MXN	245,625	66,724	780	65,944
4.81%[2]	28-day MXIBTIIE	Bank of America N.A.	1/28/20	MXN	222,914	(251,467)	—	(251,467)
5.42%[2]	28-day MXIBTIIE	Goldman Sachs International	3/06/20	MXN	468,238	230,373	(6,111)	236,484

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of June 30, 2015, OTC interest rate swaps outstanding were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5.23%[2]	28-day MXIBTIIE	Bank of America N.A.	3/12/20	MXN	628,646	$(36,993)	$(1,844)	$(35,149)
2.60%[2]	7-day China Fixing Repo Rates	Goldman Sachs International	5/22/20	CNY	140,591	64,057	(1,376)	65,433
2.65%[2]	7-day China Fixing Repo Rates	Goldman Sachs International	5/22/20	CNY	126,532	110,578	(1,359)	111,937
2.60%[2]	7-day China Fixing Repo Rates	HSBC Bank PLC	5/25/20	CNY	267,053	120,950	(636)	121,586
2.63%[2]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	5/27/20	CNY	133,553	92,831	(361)	93,192
2.65%[2]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	5/27/20	CNY	132,252	112,040	(369)	112,409
7.15%[1]	1-day MIBOR	HSBC Bank PLC	6/04/20	INR	1,810,344	(73,106)	274	(73,380)
11.41%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	51,522	1,074,671	1,187	1,073,484
12.50%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	45,049	(129,147)	1,943	(131,090)
12.35%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	37,899	(211,043)	861	(211,904)
12.05%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	29,995	(336,814)	(270)	(336,544)
12.44%[2]	1-day BZDIOVER	Citibank N.A.	1/04/21	BRL	68,361	(293,163)	2,468	(295,631)
12.35%[2]	1-day BZDIOVER	Credit Suisse International	1/04/21	BRL	38,601	(214,949)	877	(215,826)
12.41%[2]	1-day BZDIOVER	Credit Suisse International	1/04/21	BRL	26,249	(128,022)	476	(128,498)
12.46%[2]	1-day BZDIOVER	Credit Suisse International	1/04/21	BRL	26,183	(106,024)	452	(106,476)
11.07%[1]	1-day BZDIOVER	Goldman Sachs Bank USA	1/04/21	BRL	39,379	1,101,268	189	1,101,079
12.43%[2]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	55,819	(248,428)	2,028	(250,456)
11.84%[2]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	20,077	(305,877)	(436)	(305,441)
12.52%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	76,616	(220,862)	2,439	(223,301)
12.50%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	74,504	(213,587)	3,214	(216,801)
12.05%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	56,607	(450,137)	(1,342)	(448,795)
11.08%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	17,228	482,968	(17)	482,985
11.72%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	1,450	(32,843)	241	(33,084)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	5,230	(412,423)	—	(412,423)
12.26%[2]	1-day BZDIOVER	Citibank N.A.	1/02/23	BRL	60,127	(418,919)	3,057	(421,976)
12.46%[2]	1-day BZDIOVER	Credit Suisse International	1/02/23	BRL	119,022	(342,903)	2,596	(345,499)
5.84%[2]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	378,409	(790,405)	(1,830)	(788,575)
5.85%[2]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	164,526	(337,576)	(794)	(336,782)
5.86%[2]	28-day MXIBTIIE	Credit Suisse International	12/26/24	MXN	130,200	(280,376)	(598)	(279,778)
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	235,720	641,497	3,135	638,362
5.66%[2]	28-day MXIBTIIE	Bank of America N.A.	1/06/25	MXN	270,000	(830,132)	(1,162)	(828,970)
5.55%[2]	28-day MXIBTIIE	Bank of America N.A.	1/13/25	MXN	240,337	(863,908)	(987)	(862,921)
5.88%[2]	28-day MXIBTIIE	Goldman Sachs International	1/28/25	MXN	290,873	(624,689)	(1,292)	(623,397)
5.95%[2]	28-day MXIBTIIE	Credit Suisse International	1/29/25	MXN	250,370	(428,924)	(1,189)	(427,735)
6.46%[2]	28-day MXIBTIIE	Credit Suisse International	5/30/25	MXN	609,670	333,185	(10,252)	343,437
6.46%[2]	28-day MXIBTIIE	Credit Suisse International	5/30/25	MXN	220,328	120,409	(3,705)	124,114
6.46%[2]	28-day MXIBTIIE	Deutsche Bank AG	5/30/25	MXN	279,342	152,661	(4,697)	157,358
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	121,648	(20,632)	(665)	(19,967)
3.05%[2]	6-month WIBOR	Morgan Stanley Capital Services LLC	6/18/25	PLN	295,605	459,239	—	459,239
Total						$3,674,510	$23,387	$3,651,123

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	69

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	As of June 30, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Repsol SA	0% Fixed[1]	Citibank N.A.	7/17/15	213	$(3,740)	—	$(3,740)
Repsol SA	3-month EURIBOR minus 0.50%[1]	Citibank N.A.	7/17/15	7,232	(126,986)	—	(126,986)
Telecom Italia SpA	3-month EURIBOR minus 0.30%[1]	BNP Paribas S.A.	7/17/15	6,976,744	(2,026,960)	—	(2,026,960)
Bangkok Dusit Medical Services PCL	3-month LIBOR minus 2.50%[1]	Credit Suisse International	9/17/15	5,000,000	(42,733)	—	(42,733)
Aperam SA	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	9/18/15	13,957	(140,545)	—	(140,545)
Aperam SA	3-month EURIBOR minus 0.35%[1]	JPMorgan Chase Bank N.A.	9/30/15	3,372	(41,544)	—	(41,544)
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	JPMorgan Chase Bank N.A.	11/10/15	6,557,018	(2,068,226)	—	(2,068,226)
Telecom Italia SpA	3-month EURIBOR minus 0.30%[1]	JPMorgan Chase Bank N.A.	11/10/15	648,333	(165,426)	—	(165,426)
Repsol SA	3-month EURIBOR minus 0.20%[1]	Goldman Sachs International	11/12/15	274,645	502,702	—	502,702
Banco Bilbao Vizcaya Argentaria SA	1-month EURIBOR minus 0.35%[1]	BNP Paribas S.A.	1/16/16	187,832	14,692	—	14,692
Aperam SA	3-month EURIBOR minus 0.50%[1]	JPMorgan Chase Bank N.A.	1/18/16	21,544	(281,249)	—	(281,249)
Repsol SA	3-month EURIBOR minus 0.30%[1]	BNP Paribas S.A.	1/18/16	7,423	(4,188)	—	(4,188)
Standard Chartered PLC	1-month LIBOR minus 0.40%[1]	Goldman Sachs International	1/18/16	128,484	(293,130)	—	(293,130)
Standard Chartered PLC	1-month LIBOR minus 0.40%[1]	Goldman Sachs International	1/18/16	5,111	(81,832)	—	(81,832)
Volkswagen AG	3-month EURIBOR minus 0.43%[1]	BNP Paribas S.A.	1/18/16	21,856	(243,821)	—	(243,821)
	3-month
Volkswagen AG	EURIBOR minus 0.43%[1]	BNP Paribas S.A.	1/18/16	20,310	(137,208)	—	(137,208)
Standard Chartered PLC	3-month LIBOR minus 0.25%[1]	BNP Paribas S.A.	3/09/16	121,825	25,122	—	25,122
Standard Chartered PLC	3-month LIBOR minus 0.25%[1]	BNP Paribas S.A.	3/09/16	4,847	(77,605)	—	(77,605)
Altice SA	3-month EURIBOR minus 0.40%[1]	BNP Paribas S.A.	3/11/16	17,911	(474,446)	—	(474,446)
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	3/19/16	71,024	3,009,667	—	3,009,667
Vincom JSC	3-month LIBOR plus 0.75%[2]	Citibank N.A.	4/13/16	98,042	(25,350)	—	(25,350)
Vincom JSC	3-month LIBOR plus 0.75%[2]	Citibank N.A.	4/13/16	52,200	(11,087)	—	(11,087)
CaixaBank SA	3-month EURIBOR minus 0.50%[1]	Goldman Sachs International	4/21/16	408,558	29,798	—	29,798

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

      As of June 30, 2015, OTC total return swaps outstanding were as follows: (continued)

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Telecom Italia SpA	3-month EURIBOR minus 0.50%[1]	Bank of America N.A.	4/29/16		4,185,508	$(372,513)	—	$(372,513)
Telecom Italia SpA	3-month EURIBOR minus 0.01%[1]	Bank of America N.A.	5/09/16		4,213,662	(465,168)	—	(465,168)
Volkswagen AG	3-month EURIBOR minus 0.20%[1]	Bank of America N.A.	5/22/16		55,142	1,346,467	—	1,346,467
CaixaBank SA	3-month EURIBOR minus 0.15%[1]	Bank of America N.A.	5/26/16		396,362	55,312	—	55,312
Telecom Italia SpA	3-month EURIBOR minus 0.55%[1]	BNP Paribas S.A.	6/10/16		583,736	10,236	—	10,236
Telecom Italia SpA	3-month EURIBOR minus 0.50%[1]	BNP Paribas S.A.	6/13/16		1,552,862	13,453	—	13,453
Telecom Italia SpA	3-month EURIBOR minus 0.80%[1]	BNP Paribas S.A.	6/17/16		2,149,015	42,384	—	42,384
Altice SA	3-month EURIBOR minus 0.55%[1]	BNP Paribas S.A.	6/27/16		599	28,784	—	28,784
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	Bank of America N.A.	1/12/41	USD	14,671	3,812	$(68,934)	72,746
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/41	USD	29,304	(7,614)	(266,918)	259,304
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	29,304	7,613	(160,585)	168,198
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	14,520	3,772	6,885	(3,113)
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/41	USD	14,407	(3,743)	(126,976)	123,233
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	14,407	3,743	6,832	(3,089)
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[4]	JPMorgan Chase Bank N.A.	1/12/41	USD	14,671	(3,811)	(124,461)	120,650
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/44	USD	29,515	76,842	(37,753)	114,595
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/44	USD	29,515	76,842	(25,285)	102,127
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/44	USD	29,515	76,842	8,365	68,477

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	71

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

      As of June 30, 2015, OTC total return swaps outstanding were as follows: (concluded)

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/44	USD	29,439	$76,644	$(110,746)	$187,390
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/44	USD	29,135	75,851	(170,429)	246,280
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/44	USD	29,135	75,852	(131,828)	207,680
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	29,135	(75,852)	(252,585)	176,733
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	29,059	(75,654)	(473,065)	397,411
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	28,983	(75,456)	(264,852)	189,396
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/44	USD	14,453	37,629	(110,057)	147,686
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/44	USD	14,301	37,233	233,320	(196,087)
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	Goldman Sachs Bank USA	1/12/44	USD	14,453	37,629	(105,540)	143,169
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	1-month LIBOR[3]	JPMorgan Chase Bank N.A.	1/12/44	USD	14,682	38,223	(2,721)	40,944
Return on Markit IOS 4.00%, 30- year, fixed rate Fannie Mae	3-month LIBOR[3]	Credit Suisse International	1/12/44	USD	29,439	76,644	164,042	(87,398)
Total						$(1,542,099)	$(2,013,291)	$471,192

[1]	Fund pays the total return of the reference entity and receives the floating rate. Net payment made at termination.
[2]	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.
[3]	Fund pays the floating rate and receives the total return of the reference entity.
[4]	Fund pays the total return of the reference entity and receives the floating rate.

•	As of June 30, 2015, OTC total return — variance swaps outstanding were as follows:

Index	Variance Strike Price	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
EURO STOXX 50 Index	EUR 23.50EUR[1]	Barclays Bank PLC	6/17/16	EUR	11	$39,180	—	$39,180
S&P 500 Index	USD 22.00USD[2]	Barclays Bank PLC	6/17/16	USD	14	514,065	—	514,065
Total						$553,245	—	$553,245

[1]	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.
[2]	Fund pays the total return of the reference entity and receives the floating rate. Net payment made at termination.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$2,958,793,376	$572,064,061	$3,530,857,437
Common Stocks	$96,562,316	31,570,191	—	128,132,507
Corporate Bonds	—	4,563,640,736	20,195,538	4,583,836,274
Floating Rate Loan Interests	—	742,215,667	83,087,759	825,303,426
Foreign Agency Obligations	—	241,646,072	—	241,646,072
Foreign Government Obligations	—	3,531,990,266	—	3,531,990,266
Investment Companies	482,165,808	—	—	482,165,808
Non-Agency Mortgage-Backed Securities	—	2,399,043,533	421,808,903	2,820,852,436
Preferred Securities	130,141,852	638,621,638	3,578,648	772,342,138
Taxable Municipal Bonds	—	1,127,432,425	—	1,127,432,425
U.S. Government Sponsored Agency Securities	—	19,649,010,294	—	19,649,010,294
U.S. Treasury Obligations	—	1,770,601,845	—	1,770,601,845
Warrants	—	—	1,136,740	1,136,740
Short-Term Securities:
Borrowed Bond Agreements	—	1,805,960,548	—	1,805,960,548
Money Market Funds	6,907,663,419	—	—	6,907,663,419
Options Purchased:
Credit Contracts	—	3,789,110	—	3,789,110
Equity Contracts	25,807,458	13,053,805	—	38,861,263
Foreign Currency Exchange Contracts	—	71,303,820	—	71,303,820
Interest Rate Contracts	7,942,140	16,625,742	—	24,567,882
Liabilities:
Investments:
Investments Sold Short	—	(9,016,230)	—	(9,016,230)
TBA Sale Commitments	—	(15,966,406,197)	—	(15,966,406,197)
Borrowed Bonds	—	(1,789,303,068)	—	(1,789,303,068)

Total	$7,650,282,993	$21,800,573,573	$ 1,101,871,649	$30,552,728,215

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	73

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	$—	$24,143,728	—	$24,143,728
Equity contracts	1,795,800	5,631,862	—	7,427,662
Foreign currency exchange contracts	2,005,575	82,565,532	—	84,571,107
Interest rate contracts	18,084,014	31,353,316	—	49,437,330
Liabilities:
Credit contracts	—	(29,308,807)	—	(29,308,807)
Equity contracts	(8,177,530)	(7,083,757)	—	(15,261,287)
Foreign currency exchange contracts	(1,279,250)	(274,690,975)	—	(275,970,225)
Interest rate contracts	(22,031,734)	(56,974,243)	—	(79,005,977)

Total	$(9,603,125)	$(224,363,344)	—	$(233,966,469)

[1]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contract s and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$157,022,606	—	—	$157,022,606
Cash pledged for financial futures contracts	163,548,970	—	—	163,548,970
Cash pledged for centrally cleared swaps	48,394,820	—	—	48,394,820
Cash pledged as collateral for borrowed bond agreements	690,058	—	—	690,058
Cash pledged as collateral for OTC derivatives	55,274,000	—	—	55,274,000
Cash pledged as collateral for exchange-traded options	1,700,000	—	—	1,700,000
Liabilities:
Reverse repurchase agreements	—	$(857,316,512)	—	(857,316,512)
Bank overdraft	—	(3,934,585)	—	(3,934,585)
Cash received as collateral for TBA commitments	—	(22,881,000)	—	(22,881,000)
Cash received as collateral for borrowed bond agreements	—	(8,719,265)	—	(8,719,265)
Cash received as collateral for OTC derivatives	—	(14,322,585)	—	(14,322,585)

Total	$426,630,454	$(907,173,947)	—	$(480,543,493)

During the six months ended June 30, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	U.S. Government Sponsored Agency Securities	Warrants	Total
Assets:
Opening Balance, as of December 31, 2014	$506,980,482	$18,381,085	$75,375,009	$505,965,266	$4,090,224	$17,219,117	$1,242,361	$1,129,253,544
Transfers into Level 3	103,731,025	20,467,889	956,307	—	—	—	—	125,155,221
Transfers out of Level 3[2]	(258,531,856)	(5,124,000)	(2,096,042)	(163,371,490)	—	(17,219,117)	—	(446,342,505)
Accrued discounts/premiums	687,990	46,991	(28,469)	666,046	—	—	—	1,372,558
Net realized gain (loss)	733,423	(244,978)	(287)	2,056,987	—	—	246,057	2,791,202
Net change in unrealized appreciation (depreciation)[3,4]	8,749,072	(427,706)	(998,337)	31,633	(511,576)	—	(31,923)	6,811,163
Purchases	300,315,295	—	15,150,000	145,167,425	—	—	—	460,632,720
Sales	(90,601,370)	(12,903,743)	(5,270,422)	(68,706,964)	—	—	(319,755)	(177,802,254)

Closing Balance, as of June 30, 2015	$572,064,061	$20,195,538	$83,087,759	$421,808,903	$3,578,648	—	$1,136,740	$1,101,871,649

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	JUNE 30, 2015

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	U.S. Government Sponsored Agency Securities	Warrants	Total
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015[4]	$8,823,875	$(427,706)	$(972,093)	$188,124	$(511,576)	—	$(31,923)	$7,068,701

[2]

As of December 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $446,342,505 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	75

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Assets
Investments at value — unaffiliated[2]	$50,545,144	$41,088,589,339
Investments at value — affiliated[3]	3,906,773	7,228,864,371
Cash	205,625	—
Cash Pledged:
Collateral — borrowed bond agreements	—	690,058
Collateral — exchange-traded options	—	1,700,000
Collateral — OTC derivatives	—	55,274,000
Financial futures contracts	166,570	163,548,970
Centrally cleared swaps	347,820	48,394,820
Foreign currency at value[4]	1,294,440	157,022,606
TBA sale commitments receivable	—	15,970,124,959
Receivables:
Investments sold	1,995,568	594,048,894
Swaps	676,874	—
Capital shares sold	19,499	68,160,102
Interest	860,471	151,154,236
From the Manager	1,062	182,384
Principal paydowns	—	7,199
Dividends — unaffiliated	—	826,688
Dividends — affiliated	480	—
Swap premiums paid	3,187,976	37,309,219
Unrealized appreciation on forward foreign currency exchange contracts	674,891	82,565,532
Unrealized appreciation on OTC swaps	113,540	35,700,763
Variation margin receivable on financial futures contracts	1,284	9,257,130
Prepaid expenses	40,821	566,946

Total assets	64,038,838	65,693,988,216

Liabilities
Investments sold short at value[5]	—	9,016,230
Bank overdraft	—	3,934,585
Borrowed bonds at value[6]	—	1,789,303,068
Options written at value[7]	214,027	103,175,061
TBA sale commitments at value[8]	—	15,966,406,197
Reverse repurchase agreements	—	857,316,512
Cash received:
Collateral — borrowed bond agreements	—	8,719,265
Collateral — OTC derivatives	4,170,000	14,322,585
Collateral — TBA commitments	—	22,881,000
Payables:
Investments purchased	2,404,552	15,709,990,536
Swaps	—	7,841,358
Capital shares redeemed	56,524	70,006,136
Income dividends	7,161	9,971,923
Interest expense	—	10,441,048
Investment advisory fees	8,748	11,561,110
Officer’s and Trustees’ fees	1,285	43,150
Other affiliates	3,017	1,701,921
Service and distribution fees	8,351	2,188,072
Swap premiums received	14,565	52,519,116
Unrealized depreciation on forward foreign currency exchange contracts	479,501	215,502,161
Unrealized depreciation on OTC swaps	25,056	46,092,041
Variation margin payable on financial futures contracts	—	9,622,905
Variation margin payable on centrally cleared swaps	11,988	1,148,034
Other accrued expenses payable	121,250	3,044,999

Total liabilities	7,526,025	34,926,749,013

Net Assets	$56,512,813	$30,767,239,203

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	JUNE 30, 2015

Statements of Assets and Liabilities (concluded)

June 30, 2015 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Net Assets Consist of
Paid-in capital	$68,951,886	$31,044,275,717
Distributions in excess of net investment income	(1,060,915)	(115,304,358)
Accumulated net realized gain (loss)	(11,138,941)	507,185,216
Net unrealized appreciation (depreciation)	(239,217)	(668,917,372)

Net Assets	$56,512,813	$30,767,239,203

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$50,827,248	$41,648,547,967
[3] Investments at cost — affiliated	$3,906,773	$7,233,242,265
[4] Foreign currency at cost	$1,305,397	$157,110,534
[5] Proceeds from investments sold short	—	$9,029,600
[6] Proceeds received from borrowed bonds	—	$1,856,203,326
[7] Premiums received	$193,375	$77,694,570
[8] Proceeds from TBA sale commitments	—	$15,970,124,959

Net Asset Value
BlackRock
Net assets	$19,497,176	—

Shares outstanding[8]	2,270,441	—

Net asset value	$8.59	—

Institutional
Net assets	$18,045,875	$23,465,939,305

Shares outstanding[8]	2,100,979	2,327,343,626

Net asset value	$8.59	$10.08

Investor A
Net assets	$12,086,861	$6,150,837,424

Shares outstanding[8]	1,408,893	610,044,035

Net asset value	$8.58	$10.08

Investor C
Net assets	$6,882,901	$1,150,462,474

Shares outstanding[8]	802,053	114,210,736

Net asset value	$8.58	$10.07

[8]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	77

Statements of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Investment Income
Interest	$1,668,751	$387,737,512
Dividends — affiliated	2,138	8,917,707
Dividends — unaffiliated	—	6,281,298
Foreign taxes withheld	—	(150,579)

Total income	1,670,889	402,785,938

Expenses
Investment advisory	176,846	65,625,001
Service and distribution — class specific	51,340	12,748,183
Professional	80,677	221,247
Accounting services	13,281	867,808
Administration	12,527	4,571,290
Administration — class specific	5,898	2,870,333
Transfer agent — class specific	31,024	9,439,021
Registration	33,060	760,368
Custodian	26,731	1,345,742
Officer and Trustees	8,963	167,772
Printing	12,565	133,208
Miscellaneous	7,324	224,506
Recoupment of past waived fees — class specific	3,355	1,239,724

Total expenses excluding interest expense	463,591	100,214,203
Interest expense[2]	—	28,777,322

Total expenses	463,591	128,991,525
Less administration fees waived — class specific	(4,172)	(106,404)
Less transfer agent fees waived — class specific	(619)	(2,649)
Less transfer agent fees reimbursed — class specific	(6,263)	(252,430)
Less fees waived by the Manager	(121,092)	(1,589,771)

Total expenses after fees waived and/or reimbursed	331,445	127,040,271

Net investment income	1,339,444	275,745,667

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated (net of $0 and $716,831 foreign capital gain tax, respectively)	(2,621,216)[3]	(253,200,483)
Investments — affiliated	—	(5,561,731)
Options written	218,088	34,247,949
Financial futures contracts	(459,465)	40,436,656
Swaps	(815,943)	(33,667,364)
Foreign currency transactions	1,696,645	668,226,142
Borrowed bonds	—	13,647,911

	(1,981,891)	464,129,080

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,317,808	(341,398,017)
Investments — affiliated	—	(1,502,920)
Options written	(20,652)	87,293,338
Financial futures contracts	(12,930)	9,432,651
Swaps	(39,821)	24,422,981
Foreign currency translations	(602,220)	(412,268,019)
Short sales	—	13,370
Borrowed bonds	—	75,453,914

	642,185	(558,552,702)

Net realized and unrealized gain (loss)	(1,339,706)	(94,423,622)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(262)	$181,322,045

[1]	Consolidated Statement of Operations.

[2]	See Note 3 of the Notes to Financial Statements for details of short-term borrowings.

[3]	Includes a payment by an affiliate of $42,825 to compensate for a trade processing error.

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio[1]
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$1,339,444	$4,284,462	$275,745,667	$398,454,886
Net realized gain (loss)	(1,981,891)	(11,385,555)	464,129,080	427,857,407
Net change in unrealized appreciation (depreciation)	642,185	6,332,688	(558,552,702)	(255,937,290)

Net increase (decrease) in net assets resulting from operations	(262)	(768,405)	181,322,045	570,375,003

Distributions to Shareholders From[2]
Net investment income:
BlackRock	(322,012)	—	—	—
Institutional	(311,024)	—	(238,171,686)	(616,943,928)
Investor A	(174,455)	—	(53,645,391)	(143,131,172)
Investor C	(77,998)	—	(6,298,635)	(29,441,812)
Net realized gain:
Institutional	—	—	—	(55,846,427)
Investor A	—	—	—	(13,508,508)
Investor C	—	—	—	(3,472,471)
Return of capital:
BlackRock	—	(752,017)	—	—
Institutional	—	(1,841,260)	—	—
Investor A	—	(700,300)	—	—
Investor C	—	(312,946)	—	—

Decrease in net assets resulting from distributions to shareholders	(885,489)	(3,606,523)	(298,115,712)	(862,344,318)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(6,003,171)	(37,205,542)	5,680,680,978	14,216,374,634

Net Assets
Total increase (decrease) in net assets	(6,888,922)	(41,580,470)	5,563,887,311	13,924,405,319
Beginning of period	63,401,735	104,982,205	25,203,351,892	11,278,946,573

End of period	$56,512,813	$63,401,735	$30,767,239,203	$25,203,351,892

Distributions in excess of net investment income, end of period	$(1,060,915)	$(1,514,870)	$(115,304,358)	$(92,934,313)

[1]	Consolidated Statements of Changes in Net Assets.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	79

Financial Highlights	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	BlackRock
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$8.73	$9.14	$10.54	$10.32	$10.32	$9.83

Net investment income[1]	0.21	0.50	0.43	0.45	0.50	0.53
Net realized and unrealized gain (loss)	(0.21)	(0.48)	(1.38)	1.57	0.03 [2]	0.58 [2]

Net increase (decrease) from investment operations	—	0.02	(0.95)	2.02	0.53	1.11

Distributions from:[3]
Net investment income	(0.14)	—	(0.10)	(0.60)	(0.49)	(0.54)
Net realized gain	—	—	(0.00)[4]	(1.20)	(0.04)	(0.08)
Return of capital	—	(0.43)	(0.35)	—	—	—

Total distributions	(0.14)	(0.43)	(0.45)	(1.80)	(0.53)	(0.62)

Net asset value, end of period	$8.59	$8.73	$9.14	$10.54	$10.32	$10.32

Total Return[5]
Based on net asset value	(0.02)%[6]	0.20%	(9.23)%	20.25%	5.23%[7]	11.51%[7]

Ratios to Average Net Assets
Total expenses[8]	1.28%[9]	1.23%	0.96%[10]	1.07%	1.11%	1.28%

Total expenses after fees waived, reimbursed and paid indirectly[8]	0.85%[9]	0.85%	0.85%	0.85%	0.85%	0.85%

Net investment income[8]	4.81%[9]	5.57%	4.22%	4.12%	4.82%	5.11%

Supplemental Data
Net assets, end of period (000)	$19,497	$19,803	$11,165	$33,552	$28,415	$27,321

Portfolio turnover rate	255%	449%	214%	193%	195%	164%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	0.02%	—	—	—

[9]	Annualized.

[10]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$8.73	$9.14	$10.54	$10.32	$10.32	$9.83

Net investment income[1]	0.20	0.51	0.45	0.43	0.49	0.52
Net realized and unrealized gain (loss)	(0.20)	(0.50)	(1.41)	1.58	0.03 [2]	0.58 [2]

Net increase (decrease) from investment operations	—	0.01	(0.96)	2.01	0.52	1.10

Distributions from:[3]
Net investment income	(0.14)	—	(0.07)	(0.59)	(0.48)	(0.53)
Net realized gain	—	—	(0.00)[4]	(1.20)	(0.04)	(0.08)
Return of capital	—	(0.42)	(0.37)	—	—	—

Total distributions	(0.14)	(0.42)	(0.44)	(1.79)	(0.52)	(0.61)

Net asset value, end of period	$8.59	$8.73	$9.14	$10.54	$10.32	$10.32

Total Return[5]
Based on net asset value	(0.08)%[6]	0.09%	(9.30)%	20.10%	5.11%[7]	11.45%[7]

Ratios to Average Net Assets
Total expenses[8]	1.42%[9,10]	1.30%[9]	1.07%[9]	1.18%[9]	1.20%[9]	1.35%

Total expenses after fees waived, reimbursed and paid indirectly[8]	1.00%[10]	0.98%	0.92%	0.98%	0.96%	0.91%

Net investment income[8]	4.69%[10]	5.79%	4.55%	3.92%	4.72%	5.04%

Supplemental Data
Net assets, end of period (000)	$18,046	$24,177	$64,636	$15,203	$6,497	$4,563

Portfolio turnover rate	255%	449%	214%	193%	195%	164%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	0.02%	—	—	—

[9]

Includes recoupment of past waived fees and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended June 30, 2015 and the year ended December 31, 2014, the ratio would have been 1.39% and 1.29%, respectively. There was no financial impact to the expense ratios for the years ended December 31, 2013, December 31, 2012, and December 31, 2011.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	81

Financial Highlights (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$8.72	$9.13	$10.53	$10.31	$10.31	$9.82

Net investment income[1]	0.19	0.48	0.40	0.40	0.46	0.49
Net realized and unrealized gain (loss)	(0.21)	(0.49)	(1.39)	1.58	0.03 [2]	0.58 [2]

Net increase (decrease) from investment operations	(0.02)	(0.01)	(0.99)	1.98	0.49	1.07

Distributions from:[3]
Net investment income	(0.12)	—	(0.08)	(0.56)	(0.45)	(0.50)
Net realized gain	—	—	(0.00)[4]	(1.20)	(0.04)	(0.08)
Return of capital	—	(0.40)	(0.33)	—	—	—

Total distributions	(0.12)	(0.40)	(0.41)	(1.76)	(0.49)	(0.58)

Net asset value, end of period	$8.58	$8.72	$9.13	$10.53	$10.31	$10.31

Total Return[5]
Based on net asset value	(0.22)%[6]	(0.14)%	(9.59)%	19.78%	4.81%[7]	11.13%[7]

Ratios to Average Net Assets
Total expenses[8]	1.72%[9,10]	1.65%[9]	1.46%[9]	1.48%[9]	1.51%[9]	1.67%

Total expenses after fees waived, reimbursed and paid indirectly[8]	1.25%[10]	1.25%	1.25%	1.25%	1.25%	1.20%

Net investment income[8]	4.40%[10]	5.42%	4.00%	3.66%	4.38%	4.72%

Supplemental Data
Net assets, end of period (000)	$12,087	$12,063	$19,582	$26,999	$14,803	$8,864

Portfolio turnover rate	255%	449%	214%	193%	195%	164%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	0.02%	—	—	—

[9]

Includes recoupment of past waived fees and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended December 31, 2014, December 31, 2013 and December 31, 2011, the ratio would have been 1.59%, 1.43% and 1.49%, respectively. There was no financial impact to the expense ratios for the six months ended June 30, 2015 and the year ended December 31, 2012.

[10]	Annualized.

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$8.73	$9.14	$10.53	$10.31	$10.31	$9.82

Net investment income[1]	0.16	0.41	0.33	0.33	0.39	0.42
Net realized and unrealized gain (loss)	(0.22)	(0.50)	(1.39)	1.57	0.03 [2]	0.58 [2]

Net increase (decrease) from investment operations	(0.06)	(0.09)	(1.06)	1.90	0.42	1.00

Distributions from:[3]
Net investment income	(0.09)	—	(0.06)	(0.48)	(0.38)	(0.43)
Net realized gain	—	—	(0.00)[4]	(1.20)	(0.04)	(0.08)
Return of capital	—	(0.32)	(0.27)	—	—	—

Total distributions	(0.09)	(0.32)	(0.33)	(1.68)	(0.42)	(0.51)

Net asset value, end of period	$8.58	$8.73	$9.14	$10.53	$10.31	$10.31

Total Return[5]
Based on net asset value	(0.67)%[6]	(0.93)%	(10.19)%	18.89%	4.08%[7]	10.33%[7]

Ratios to Average Net Assets
Total expenses[8]	2.54%[9,10]	2.45%[9]	2.23%[9]	2.27%	2.25%[9]	2.36%

Total expenses after fees waived, reimbursed and paid indirectly[8]	2.00%[10]	2.00%	2.00%	2.00%	1.95%	1.93%

Net investment income[8]	3.67%[10]	4.63%	3.32%	2.96%	3.72%	4.05%

Supplemental Data
Net assets, end of period (000)	$6,883	$7,358	$9,600	$13,200	$9,799	$7,543

Portfolio turnover rate	255%	449%	214%	193%	195%	164%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	0.02%	—	—	—

[9]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	83

Financial Highlights	BlackRock Strategic Income Opportunities Portfolio

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)[1]	Year Ended December 31,
		2014[1]	2013[1]	2012[1]	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.11	$10.17	$10.10	$9.51	$9.96	$9.36

Net investment income[2]	0.10	0.24	0.27	0.36	0.39	0.45
Net realized and unrealized gain (loss)	(0.02)	0.15	0.07	0.57	(0.45)	0.78

Net increase (decrease) from investment operations	0.08	0.39	0.34	0.93	(0.06)	1.23

Distributions from:[3]
Net investment income	(0.11)	(0.41)	(0.25)	(0.32)	(0.37)	(0.47)
Net realized gain	—	(0.04)	(0.02)	—	(0.02)	(0.16)
Return of capital	—	—	—	(0.02)	—	—

Total distributions	(0.11)	(0.45)	(0.27)	(0.34)	(0.39)	(0.63)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [4]	0.00 [4]

Net asset value, end of period	$10.08	$10.11	$10.17	$10.10	$9.51	$9.96

Total Return[5]
Based on net asset value	0.78%[6]	3.79%	3.38%	9.91%	(0.73)%[7]	13.39%[7]

Ratios to Average Net Assets
Total expenses[8]	0.79%[9,10]	0.78%[9]	0.89%[9]	0.89%	1.09%	0.54%

Total expenses after fees waived, reimbursed and paid indirectly[8]	0.78%[10]	0.77%	0.87%	0.84%	0.92%	0.35%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[8]	0.58%[10]	0.60%	0.65%	0.65%	0.52%	0.34%

Net investment income[8]	2.03%[10]	2.34%	2.62%	3.62%	3.99%	4.47%

Supplemental Data
Net assets, end of period (000)	$23,465,939	$20,070,188	$7,294,601	$2,180,663	$1,418,742	$618,274

Portfolio turnover rate[11]	825%	1,396%	1,413%	807%	639%	881%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Less than $0.01 per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.04%	0.02%	0.03%	0.04%	0.07%	0.31%

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December 31, 2014 and the year ended December 31, 2013, the ratio would have been 0.77% and 0.88%, respectively. There was no financial impact to the expense ratios for the six months ended June 30, 2015.

[10]	Annualized.

[11]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	580%	1,067%	894%	461%	477%	750%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,778%	1,078%	2,093%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls.	—	—	—	1,105%	846%	1,807%

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Strategic Income Opportunities Portfolio

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)[1]	Year Ended December 31,
		2014[1]	2013[1]	2012[1]	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.11	$10.17	$10.10	$9.51	$9.96	$9.36

Net investment income[2]	0.09	0.22	0.24	0.33	0.37	0.43
Net realized and unrealized gain (loss)	(0.03)	0.14	0.07	0.58	(0.46)	0.77

Net increase (decrease) from investment operations	0.06	0.36	0.31	0.91	(0.09)	1.20

Distributions from:[3]
Net investment income	(0.09)	(0.38)	(0.22)	(0.30)	(0.34)	(0.44)
Net realized gain	—	(0.04)	(0.02)	—	(0.02)	(0.16)
Return of capital	—	—	—	(0.02)	—	—

Total distributions	(0.09)	(0.42)	(0.24)	(0.32)	(0.36)	(0.60)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [4]	0.00 [4]

Net asset value, end of period	$10.08	$10.11	$10.17	$10.10	$9.51	$9.96

Total Return[5]
Based on net asset value	0.63%[6]	3.48%	3.12%	9.64%	(0.98)%[7]	13.10%[7]

Ratios to Average Net Assets
Total expenses[8]	1.12%[9,10]	1.09%[9]	1.15%[9]	1.15%	1.35%	0.82%

Total expenses after fees waived, reimbursed and paid indirectly[8]	1.10%[10]	1.06%	1.12%	1.09%	1.16%	0.61%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[8]	0.90%[10]	0.90%	0.90%	0.90%	0.77%	0.60%

Net investment income[8]	1.68%[10]	2.10%	2.39%	3.38%	3.74%	4.19%

Supplemental Data
Net assets, end of period (000)	$6,150,837	$4,047,716	$3,186,806	$1,077,279	$903,984	$530,320

Portfolio turnover rate[11]	825%	1,396%	1,413%	807%	639%	881%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Less than $0.01 per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.04%	0.02%	0.03%	0.04%	0.07%	0.31%

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended June 30, 2015 and the year ended December 31, 2014 the ratios would have been 1.09% and 1.08%, respectively. There was no financial impact to the expense ratios for the year ended December 31, 2013.

[10]	Annualized.

[11]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	580%	1,067%	894%	461%	477%	750%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,778%	1,078%	2,093%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls.	—	—	—	1,105%	846%	1,807%

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2015	85

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)[1]	Year Ended December 31,
		2014[1]	2013[1]	2012[1]	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.10	$10.16	$10.09	$9.50	$9.95	$9.36

Net investment income[2]	0.05	0.14	0.17	0.26	0.29	0.36
Net realized and unrealized gain (loss)	(0.02)	0.14	0.06	0.57	(0.45)	0.76

Net increase (decrease) from investment operations	0.03	0.28	0.23	0.83	(0.16)	1.12

Distributions from:[3]
Net investment income	(0.06)	(0.30)	(0.15)	(0.22)	(0.27)	(0.37)
Net realized gain	—	(0.04)	(0.01)	—	(0.02)	(0.16)
Return of capital	—	—	—	(0.02)	—	—

Total distributions	(0.06)	(0.34)	(0.16)	(0.24)	(0.29)	(0.53)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [4]	0.00 [4]

Net asset value, end of period	$10.07	$10.10	$10.16	$10.09	$9.50	$9.95

Total Return[5]
Based on net asset value	0.26%[6]	2.70%	2.34%	8.84%	(1.72)%[7]	12.15%[7]

Ratios to Average Net Assets
Total expenses[8]	1.86%[9,10]	1.83%[9]	1.93%[9]	1.95%	2.11%	1.54%

Total expenses after fees waived, reimbursed and paid indirectly[8]	1.85%[10]	1.81%	1.87%	1.84%	1.91%	1.34%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[8]	1.65%[10]	1.65%	1.65%	1.65%	1.52%	1.33%

Net investment income[8]	0.95%[10]	1.33%	1.73%	2.66%	2.99%	3.51%

Supplemental Data
Net assets, end of period (000)	$1,150,462	$1,085,448	$797,540	$478,775	$464,507	$291,068

Portfolio turnover rate[11]	825%	1,396%	1,413%	807%	639%	881%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Less than $0.01 per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.04%	0.02%	0.03%	0.04%	0.07%	0.31%

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended June 30, 2015, the ratio would have been 1.83%. There was no financial impact to the expense ratios for the years ended December 31, 2014 and December 31, 2013.

[10]	Annualized.

[11]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	580%	1,067%	894%	461%	477%	750%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,778%	1,078%	2,093%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,105%	846%	1,807%

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	JUNE 30, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	Emerging Markets Flexible Dynamic Bond	Non-diversified
BlackRock Strategic Income Opportunities Portfolio	Strategic Income Opportunities	Non-diversified
Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
BlackRock and Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

Basis of Consolidation: The accompanying consolidated financial statements of Strategic Income Opportunities include the account of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Strategic Income Opportunities and primarily invests in commodity-related instruments. The Subsidiary enables Strategic Income Opportunities to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Strategic Income Opportunities may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of June 30, 2015 were $277,766,858, which is 0.9% of Strategic Income Opportunities’ consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Strategic Income Opportunities, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

BLACKROCK FUNDS II	JUNE 30, 2015	87

Notes to Financial Statements (continued)

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if applicable. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, each Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency

88	BLACKROCK FUNDS II	JUNE 30, 2015

Notes to Financial Statements (continued)

related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales and structured options), or certain borrowings (e.g., reverse repurchase agreements) that would be “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid securities having a market value at least equal to the amount of the Funds’ future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Funds’ financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Other: Expenses directly related to a Fund or classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

BLACKROCK FUNDS II	JUNE 30, 2015	89

Notes to Financial Statements (continued)

Non-agency mortgage-backed securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

90	BLACKROCK FUNDS II	JUNE 30, 2015

Notes to Financial Statements (continued)

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Funds may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other

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Notes to Financial Statements (continued)

things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Funds are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Funds at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. The Funds receive cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Funds suffer a loss on their investment transaction proceeds from a reverse repurchase agreements, the Funds would still be required to pay the full repurchase price. Further, the Funds remain subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Funds would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

For the six months ended June 30, 2015, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Strategic Income Opportunities were $1,232,552,757 and (0.39)%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”), which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With borrowed bond agreements and reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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As of June 30, 2015, the following table is a summary of Strategic Income Opportunities’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Expo- sure Due (to)/ from Counterparty[3]
Barclays Bank PLC	$116,247,469	—	$(116,773,057)	$(525,588)	—	—	—	—	—	$(525,588)[4]
Barclays Capital, Inc.	582,377,756	$(702,018,271)	(583,877,047)	(703,517,562)	—	$(1,003,000)	$704,074,625	—	$703,071,625	(445,937)
Citigroup Global Markets Ltd.	63,202,914	—	(64,764,741)	(1,561,827)	—	—	792,840	$690,058	1,482,898	(78,929)
Citigroup Global Markets, Inc.	123,961,273	—	(116,925,115)	7,036,158	—	(6,180,000)	—	—	(6,180,000)	856,158
Deutsche Bank Securities, Inc.	207,526,174	(36,616,261)	(207,687,015)	(36,777,102)	—	—	36,777,102	—	36,777,102	—
J.P. Morgan Securities LLC	282,135,900	(72,751,415)	(282,877,545)	(73,493,060)	—	(223,000)	73,716,060	—	73,493,060	—
JPMorgan Chase Bank N.A.	116,389,289	—	(114,754,187)	1,635,102	—	(279,265)	—	—	(279,265)	1,355,837 [4]
Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,700,599	(45,930,565)	(20,001,295)	(45,231,261)	$(827,188)	—	45,968,195	—	45,141,007	(90,254)
Morgan Stanley & Co. International PLC	264,668,331	—	(263,916,745)	751,586	—	—	—	—	—	751,586
RBC Capital Markets, LLC	28,750,843	—	(28,152,430)	598,413	(598,413)	—	—	—	(598,413)	—

Total	$1,805,960,548	$(857,316,512)	$(1,799,729,177)	$(851,085,141)	$(1,425,601)	$(7,685,265)	$861,328,822	$690,058	$852,908,014	$1,822,873

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
[2]	Includes accrued interest on borrowed bonds in the amount of $10,426,109 which is included in interest expense payable in the Statements of Assets and Liabilities.
[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.
[4]	Net receivable/payable is subject to set-off provision against net receivable/payable under the ISDA Master Agreement.

When the Funds enter into an MRA and an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: The Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver cash to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

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Notes to Financial Statements (continued)

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

The Funds may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including down-and-out options. Down-and-out options are similar to

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Notes to Financial Statements (continued)

standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Strategic Income Opportunities invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-style options and may consist of single or multiple OTC options which are priced as a single security. European-style options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

For the six months ended June 30, 2015, transactions in options written including swaptions and currency options were as follows:

	Emerging Markets Flexible Dynamic Bond
	Calls
	Notional[1] (000)	Premiums Received
Outstanding options, beginning of period	—	—
Options written	33,000	$304,255
Options expired	(21,100)	(110,880)

Outstanding options, end of period	11,900	$193,375

[1]	Amount shown is in the currency in which the transaction was denominated.

	Strategic Income Opportunities
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of period	16,292,001	7,913,454	$58,281,417	2,785	2,637,030	$20,625,166
Options written	17,800,576	101,873,075	149,526,971	236,416	7,825,693	144,771,054
Options exercised	—	(2,211,774)	(42,096,396)	—	(624,521)	(18,844,418)
Options expired	(413,863)	(5,802,194)	(29,446,485)	(124,721)	(1,816,088)	(17,366,879)
Options closed	(33,659,351)	(8,343,683)	(116,875,093)	(85,343)	(4,490,535)	(70,880,767)

Outstanding options, end of period	19,363	93,428,878	$19,390,414	29,137	3,531,579	$58,304,156

[1]	Amount shown is in the currency in which the transaction was denominated.

As of June 30, 2015, the value of portfolio securities subject to covered call options written in Strategic Income Opportunities was $18,543,253.

Swaps: The Funds enter into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Financial Statements (continued)

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Funds may enter into forward interest rate swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

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Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Emerging Markets Flexible Dynamic Bond		Strategic Income Opportunities
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Credit contracts	Unrealized appreciation (depreciation) on OTC swaps; Swap premiums paid/received; Investments at value — unaffiliated[2]; Options Written at value	$3,301,516	$39,621	$64,716,609	$79,312,571
Equity contracts	Net unrealized appreciation (depreciation)[1]; Unrealized appreciation on OTC swaps; Investments at value — unaffiliated[2]; Options Written at value	—	—	46,288,925	15,261,287
Foreign currency exchange contracts	Net unrealized appreciation (depreciation)[1]; Unrealized appreciation (depreciation) on forward foreign currency exchange contracts; Investments at value — unaffiliated[2]; Options Written at value	682,052	693,528	155,874,927	275,970,225
Interest rate contracts	Net unrealized appreciation (depreciation)[1]; Unrealized appreciation (depreciation) on OTC swaps; Swap premiums paid/received; Investments at value — unaffiliated[2]; Options Written at value	—	137,583	74,530,660	81,521,329
Other contracts	Unrealized appreciation/depreciation on swaps; Swap premiums paid (received)	—	—	—	—
Total		$3,983,568	$870,732	$341,411,121	$452,065,412

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended June 30, 2015
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation (Depreciation) on
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$(459,465)	$(35,999,408)	$(12,930)	$21,895,769
Swaps	(549,154)	(28,803,925)	(104,849)	27,445,057
Options[1]	213,198	(27,052,948)	—	15,098,035
Foreign currency exchange contracts:
Foreign currency transactions/translations	1,924,265	693,912,081	(533,780)	(394,325,702)
Financial futures contracts	—	26,805,379	—	(5,139,980)
Options[1]	(24,752)	9,617,270	(184,168)	(5,517,857)
Credit contracts:
Swaps	(266,789)	3,495,472	65,028	1,913,573
Options[1]	—	331,958	—	893,680
Equity contracts:
Financial futures contracts	—	49,630,685	—	(7,323,138)
Swaps	—	(8,358,911)	—	(4,935,649)
Options[1]	—	(59,724,273)	—	2,026,430

Total	$837,303	$623,853,380	$(770,699)	$(347,969,782)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

BLACKROCK FUNDS II	JUNE 30, 2015	97

Notes to Financial Statements (continued)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Financial futures contracts:
Average notional value of contracts — long	—	$3,875,914,097
Average notional value of contracts — short	$10,044,172	$19,080,498,329
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$93,165,952	$14,776,594,373
Average amounts sold — USD	$68,771,135	$4,532,831,791
Options:
Average market value of option contracts purchased	$92,937	$176,088,452
Average market value of option contracts written	$238,780	$118,297,978
Average notional value of swaption contracts purchased	—	$3,647,167,206
Average notional value of swaption contracts written	—	$3,727,552,987
Credit default swaps:
Average notional value — buy protection	$34,595,000	$1,596,370,265
Average notional value — sell protection	—	$1,979,089,887
Interest rate swaps:
Average notional value — pays fixed rate	$18,550,000	$2,776,394,410
Average notional value — receives fixed rate	$750,647	$4,146,237,898
Currency swaps:
Average notional value — pays	—	$173,232,357
Average notional value — receives	—	$176,915,500
Total return swaps:
Average notional value	—	$435,552,265

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an ISDA Master Agreement or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Funds enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

98	BLACKROCK FUNDS II	JUNE 30, 2015

Notes to Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

At June 30, 2015, the Funds’ derivative assets and liabilities (by type) are as follows:

	Emerging Markets Flexible Dynamic Bond			Strategic Income Opportunities
	Assets		Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$1,284		—	$9,257,130		$9,622,905
Forward foreign currency exchange contracts	674,891		$479,501	82,565,532		215,502,161
Options	7,161	[1]	214,027	138,522,075	[1]	103,175,061
Swaps — Centrally cleared	—		11,988	—		1,148,034
Swaps — OTC[2]	3,301,516		39,621	73,009,982		98,611,157

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,984,852		$745,137	$303,354,719		$428,059,318
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	(1,284)		(11,988)	(43,006,728)		(17,556,232)

Total derivative assets and liabilities subject to an MNA	$3,983,568		$733,149	$260,347,991		$410,503,086

[1]	Includes options purchased at value which is included as Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

As of December 31, 2014, the following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received/pledged by the Funds:

Emerging Markets Flexible Dynamic Bond
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$56,446	$(56,446)	—	—	—
Barclays Bank PLC	94,910	(74,883)	—	—	$20,027
BNP Paribas S.A.	7,829	(7,829)	—	—	—
Citibank N.A.	696,131	(81,585)	—	$(614,546)	—
Deutsche Bank AG	105,566	(59,746)	—	—	45,820
Goldman Sachs Bank USA	1,316,941	—	—	(1,300,000)	16,941
Goldman Sachs International	138,777	(40,325)	—	—	98,452
HSBC Bank PLC	3,175	—	—	—	3,175
JPMorgan Chase Bank N.A.	1,335,493	(35,711)	—	(200,000)	1,099,782
Morgan Stanley & Co. International PLC	12,609	—	—	—	12,609
Royal Bank of Scotland PLC	215,368	(45,401)	—	—	169,967
UBS AG	323	(323)	—	—	—

Total	$3,983,568	$(402,249)	—	$(2,114,546)	$1,466,773

BLACKROCK FUNDS II	JUNE 30, 2015	99

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$214,027	$(56,446)	—	—	$157,581
Barclays Bank PLC	74,883	(74,883)	—	—	—
BNP Paribas S.A.	39,765	(7,829)	—	—	31,936
Citibank N.A.	81,585	(81,585)	—	—	—
Deutsche Bank AG	59,746	(59,746)	—	—	—
Goldman Sachs International	40,325	(40,325)	—	—	—
JPMorgan Chase Bank N.A.	35,711	(35,711)	—	—	—
Royal Bank of Scotland PLC	45,401	(45,401)	—	—	—
Société Générale	84,374	—	—	—	84,374
Standard Chartered Bank	25,712	—	—	—	25,712
State Street Bank and Trust Co.	23,523	—	—	—	23,523
UBS AG	8,097	(323)	—	—	7,774

Total	$733,149	$(402,249)	—	—	$330,900

Strategic Income Opportunities
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[3]
Bank of America N.A.	$14,447,740	$(14,447,740)	—	—	—
The Bank of New York Mellon	66,954	—	—	—	$66,954
Barclays Bank PLC	24,765,533	(24,765,533)	—	—	—
BNP Paribas S.A.	15,514,777	(15,514,777)	—	—	—
Citibank N.A.	74,998,878	(46,652,345)	—	—	28,346,533 [5]
Credit Suisse International	10,956,765	(10,956,765)	—	—	—
Deutsche Bank AG	39,849,368	(39,849,368)	—	—	—
Goldman Sachs Bank USA	1,401,863	(155,879)	—	$(1,100,000)	145,984
Goldman Sachs International	16,093,859	(14,249,282)	—	(1,800,000)	44,577
HSBC Bank PLC	3,059,894	(3,059,894)	—	—	—
HSBC Bank USA N.A.	270,858	(203,241)	—	—	67,617
JPMorgan Chase Bank N.A.	20,862,014	(20,862,014)	—	—	—
Morgan Stanley & Co. International PLC	1,933,932	(1,933,932)	—	—	—
Morgan Stanley Capital Services LLC	2,678,995	(2,678,995)	—	—	—
Royal Bank of Canada	211,339	—	—	—	211,339
Royal Bank of Scotland PLC	814,901	(115,710)	—	—	699,191
Société Générale	173,981	(173,981)	—	—	—
Standard Chartered Bank	8,116,244	(530,985)	—	—	7,585,259
State Street Bank and Trust Co.	2,265,469	(712,812)	—	—	1,552,657
UBS AG	21,864,627	(21,864,627)	—	—	—

Total	$260,347,991	$(218,727,880)	—	$(2,900,000)	$38,720,111

100	BLACKROCK FUNDS II	JUNE 30, 2015

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[6]	Cash Collateral Pledged[6]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$15,219,207	$(14,447,740)	—	—	$771,467
Barclays Bank PLC	58,544,163	(24,765,533)	—	—	33,778,630
BNP Paribas S.A.	34,024,463	(15,514,777)	$(828,693)	$(13,720,000)	3,960,993
Citibank N.A.	46,652,345	(46,652,345)	—	—	—
Credit Suisse International	15,482,596	(10,956,765)	—	(4,525,831)	—
Deutsche Bank AG	104,760,666	(39,849,368)	—	—	64,911,298
Goldman Sachs Bank USA	155,879	(155,879)	—	—	—
Goldman Sachs International	14,249,282	(14,249,282)	—	—	—
HSBC Bank PLC	13,140,630	(3,059,894)	(5,716,736)	(4,364,000)	—
HSBC Bank USA N.A.	203,241	(203,241)	—	—	—
JPMorgan Chase Bank N.A.	20,914,905	(20,862,014)	—	—	52,891
Morgan Stanley & Co. International PLC	13,335,731	(1,933,932)	—	(11,401,799)	—
Morgan Stanley Capital Services LLC	7,127,946	(2,678,995)	—	—	4,448,951
Royal Bank of Scotland PLC	115,710	(115,710)	—	—	—
Société Générale	245,197	(173,981)	—	—	71,216
Standard Chartered Bank	530,985	(530,985)	—	—	—
State Street Bank and Trust Co.	712,812	(712,812)	—	—	—
UBS AG	65,087,328	(21,864,627)	—	—	43,222,701

Total	$410,503,086	$(218,727,880)	$(6,545,429)	$(34,011,630)	$151,218,147

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
[2]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.
[3]	Net amount represents the net amount receivable from the counterparty in the event of default.
[4]	Net amount represents the net amount payable due to the counterparty in the event of default.
[5]	Net receivable is subject to set-off provision against net payable under the MRA.
[6]	Excess of collateral pledged from the individual counterparty may not be shown for financial reporting purposes.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
First $1 Billion	0.600%	0.550%
$1 Billion - $2 Billion	0.550%	0.500%
$2 Billion - $3 Billion	0.525%	0.475%
Greater than $3 Billion	0.500%	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2015, the amounts waived were as follows:

Emerging Markets Flexible Dynamic Bond	$1,617
Strategic Income Opportunities	$1,589,771

For Strategic Income Opportunities, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

BLACKROCK FUNDS II	JUNE 30, 2015	101

Notes to Financial Statements (continued)

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	N/A	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the six months ended June 30, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$15,373	$35,967	$51,340
Strategic Income Opportunities	$7,148,860	$5,599,323	$12,748,183

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2015, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Strategic Income Opportunities	$1,307,679	$2,255	$1,309,934

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$87	$168	$294	$339	$888
Strategic Income Opportunities	—	$16,484	$13,105	$5,502	$35,091

For the six months ended June 30, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$284	$10,236	$11,427	$9,077	$31,024
Strategic Income Opportunities	—	$5,533,031	$3,363,686	$542,304	$9,439,021

The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

102	BLACKROCK FUNDS II	JUNE 30, 2015

Notes to Financial Statements (continued)

For the six months ended June 30, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$1,990	$1,959	$1,230	$719	$5,898
Strategic Income Opportunities	—	$2,186,434	$571,912	$111,987	$2,870,333

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Trustees. The expense limitations as a percentage of average daily net assets are as follows:

	BlackRock	Institutional	Investor A	Investor C
Emerging Markets Flexible Dynamic Bond	0.85%	1.00%	1.25%	2.00%
Strategic Income Opportunities	N/A	0.65%	0.90%	1.65%

These amounts waived or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2015, the amounts included in fees waived by Manager were as follows:

Emerging Markets Flexible Dynamic Bond	$119,475

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$1,978	$642	$858	$694	$4,172
Strategic Income Opportunities	—	$—	$102,871	$3,533	$106,404

Transfer Agent Fees Waived
	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$85	$25	$180	$329	$619
Strategic Income Opportunities	—	—	$2,357	$292	$2,649

Transfer Agent Fees Reimbursed
	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$173	$78	$2,552	$3,460	$6,263
Strategic Income Opportunities	—	—	$251,276	$1,154	$252,430

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Funds’ investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK FUNDS II	JUNE 30, 2015	103

Notes to Financial Statements (continued)

For the six months ended June 30, 2015, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

Recoupment of Past Waived Fees
	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$3,065	$245	$45	$3,355
Strategic Income Opportunities	$223,376	$836,073	$180,275	$1,239,724

On June 30, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2015	2016	2017
Emerging Markets Flexible Dynamic Bond
Fund Level	$142,265	$248,145	$119,475
BlackRock	$4,095	$4,525	$2,237
Institutional	—	—	$745
Investor A	$23,850	$11,603	$3,590
Investor C	$12,556	$10,344	$4,482
Strategic Income Opportunities
Investor A	—	$165,919	$356,504
Investor C	$124,912	$105,437	$4,978

For the six months ended June 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Markets Flexible Dynamic Bond	$686
Strategic Income Opportunities	$109,935

For the six months ended June 30, 2015, affiliates received CDSCs as follows:

	Investor A	Investor C
Emerging Markets Flexible Dynamic Bond	—	$190
Strategic Income Opportunities	$83,104	$112,656

The Manager reimbursed Emerging Markets Flexible Dynamic Bond $42,825 to compensate for a trade processing error.

Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended June 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Purchases	$5,336	$50,201,601
Sales	$359,815	$30,320,248

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, including mortgage dollar rolls and TBA transactions and excluding short-term securities, were as follows:

Purchases
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Non-U.S. Government Securities	$117,001,733	$138,090,248,031
U.S. Government Securities	6,598,160	57,037,057,408

Total Purchases	$123,599,893	$195,127,305,439

104	BLACKROCK FUNDS II	JUNE 30, 2015

Notes to Financial Statements (continued)

Sales
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Non-U.S. Government Securities	$124,560,837	$137,809,506,208	*
U.S. Government Securities	6,599,098	60,238,839,381

Total Sales	$131,159,935	$198,048,345,589

* Including paydowns.

For the six months ended June 30, 2015, purchases and sales related to mortgage dollar rolls were as follows:

Strategic Income Opportunities
Purchases	$57,856,277,900
Sales	$57,822,987,105

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2014, BlackRock Emerging Markets Flexible Dynamic Bond had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $8,127,230.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Tax cost	$54,740,779	$48,905,238,019

Gross unrealized appreciation	$427,090	$220,093,478
Gross unrealized depreciation	(715,952)	(807,877,787)

Net unrealized depreciation	$(288,862)	$(587,784,309)

8. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty

BLACKROCK FUNDS II	JUNE 30, 2015	105

Notes to Financial Statements (continued)

credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:	Six Months Ended June 30, 2014		Year Ended December 31, 2014
Emerging Markets Flexible Dynamic Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	66	$575	1,010,384	$9,073,938
Shares issued in reinvestment of distributions	36,297	321,972	84,531	751,959
Shares redeemed	(34,581)	(306,105)	(47,914)	(427,459)

Net increase	1,782	$16,442	1,047,001	$9,398,438

Institutional
Shares sold	340,219	$2,989,548	1,587,397	$14,162,154
Shares issued in reinvestment of distributions	29,231	259,426	143,802	1,275,339
Shares redeemed	(1,037,395)	(9,131,841)	(6,034,314)	(53,446,867)

Net decrease	(667,945)	$(5,882,867)	(4,303,115)	$(38,009,374)

Investor A
Shares sold	239,298	$2,113,571	659,691	$5,870,973
Shares issued in reinvestment of distributions	17,843	158,169	72,426	643,332
Shares redeemed	(231,590)	(2,045,035)	(1,492,591)	(13,266,012)

Net increase (decrease)	25,551	$226,705	(760,474)	$(6,751,707)

Investor C
Shares sold	71,696	$633,430	170,314	$1,515,095
Shares issued in reinvestment of distributions	7,508	66,672	29,630	263,176
Shares redeemed	(120,422)	(1,063,553)	(407,572)	(3,621,170)

Net decrease	(41,218)	$(363,451)	(207,628)	$(1,842,899)

Total net decrease	(681,830)	$(6,003,171)	(4,224,216)	$(37,205,542)

106	BLACKROCK FUNDS II	JUNE 30, 2015

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
Strategic Income Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	605,161,830	$6,162,116,935	1,462,966,058	$15,037,023,932
Shares issued in reinvestment of distributions	19,858,266	201,976,125	55,348,111	564,491,919
Shares redeemed	(283,059,038)	(2,879,076,925)	(250,410,194)	(2,570,760,007)

Net increase	341,961,058	$3,485,016,135	1,267,903,975	$13,030,755,844

Investor A
Shares sold	281,938,850	$2,862,927,543	239,727,085	$2,464,421,501
Shares issued in reinvestment of distributions	5,188,601	52,773,067	15,013,932	153,355,126
Shares redeemed	(77,465,391)	(788,736,772)	(167,804,674)	(1,729,199,355)

Net increase	209,662,060	$2,126,963,838	86,936,343	$888,577,272

Investor C
Shares sold	17,742,893	$180,448,107	42,885,488	$440,392,528
Shares issued in reinvestment of distributions	565,152	5,741,924	2,979,305	30,359,639
Shares redeemed	(11,555,783)	(117,489,026)	(16,920,129)	(173,710,649)

Net increase	6,752,262	$68,701,005	28,944,664	$297,041,518

Total Net Increase	558,375,380	$5,680,680,978	1,383,784,982	$14,216,374,634

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	JUNE 30, 2015	107

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Emerging Markets Flexible Dynamic Bond Portfolio”) and BlackRock Strategic Income Opportunities Portfolio (the “Strategic Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited (together, the “Sub-Advisors”), with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

108	BLACKROCK FUNDS II	JUNE 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, each for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	JUNE 30, 2015	109

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and certain performance metrics. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Emerging Markets Flexible Dynamic Bond Portfolio ranked in the first quartile against its Lipper Performance Universe. The Board also noted a comparison of the Emerging Markets Flexible Dynamic Bond Portfolio performance relative to certain other performance metrics that reflect the Emerging Markets Flexible Dynamic Bond Portfolio’s performance in light of its outcome-oriented objective. BlackRock believes that these additional performance metrics are appropriate given the Fund’s objective. The Board noted that effective January 2, 2014, the Emerging Markets Flexible Dynamic Bond Portfolio had undergone a change in its investment strategy, and in that connection had changed its name from BlackRock Emerging Market Local Debt Portfolio to BlackRock Emerging Markets Flexible Dynamic Bond Portfolio.

The Board noted that for the one-, three- and five-year periods reported, the Strategic Income Portfolio ranked in the first, first and second quartiles, respectively, against its Lipper Performance Universe. The Board also noted a comparison of Strategic Income Portfolio performance relative to certain other performance metrics that reflect the Strategic Income Portfolio’s performance in light of its outcome-oriented objective. BlackRock believes that these additional performance metrics are appropriate given the Strategic Income Portfolio’s objective.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

110	BLACKROCK FUNDS II	JUNE 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Emerging Markets Flexible Dynamic Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Emerging Markets Flexible Dynamic Bond Portfolio’s Expense Peers. The Board also noted that the Emerging Markets Flexible Dynamic Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Emerging Markets Flexible Dynamic Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Emerging Markets Flexible Dynamic Bond Portfolio’s total expenses as a percentage of the Emerging Markets Flexible Dynamic Bond Portfolio’s average daily net assets on a class-by-class basis.

The Board noted that the Strategic Income Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Strategic Income Portfolio’s Expense Peers. The Board also noted that the Strategic Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Income Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Strategic Income Portfolio’s total expenses as a percentage of the Strategic Income Portfolio’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

BLACKROCK FUNDS II	JUNE 30, 2015	111

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2016, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

112	BLACKROCK FUNDS II	JUNE 30, 2015

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Valerie G. Brown, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Officer of the Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Trustees of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited[1] 079912 Singapore	Accounting Agent, and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286 Brown Brothers Harriman & Co.[2] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

1 For Strategic Income Opportunities.

2 For Emerging Markets Flexible Dynamic Bond.

BLACKROCK FUNDS II	JUNE 30, 2015	113

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

114	BLACKROCK FUNDS II	JUNE 30, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	JUNE 30, 2015	115

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMDSIP-6/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	September 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date:	September 3, 2015

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